As filed with the Securities and Exchange Commission on or about April 25, 2023

Registration Statement File No. 333-49457
Registration Statement File No. 811-09020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 29

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 42
(Check appropriate box or boxes.)

C.M. Life Variable Life Separate Account I
(Exact Name of Registrant)

C.M. Life Insurance Company
(Name of Depositor)

200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095
(Address of Depositor’s Principal Executive Offices)

(860) 562-1000
(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum
Senior Vice President
C.M. Life Insurance Company
200 Great Pond Drive, Suite 150
Windsor, Connecticut 06095
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Variable Universal Life (VUL), an individual, flexible premium, adjustable, variable life insurance policy.

Variable Universal Life (VUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by C.M. Life Insurance Company (C.M. Life, Company, we, us, or our). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). While the policy is In Force, it provides lifetime insurance protection on the Insured. The policy is not a way to invest in mutual funds and is not suitable for short-term investment. The Owner (you or your) should consider the policy in conjunction with other life insurance you own. Replacing any existing life insurance policy with this policy or financing the purchase or maintenance of the policy through a loan or through withdrawals from another policy may not be to your advantage. In some states the coverage may be issued by certificate under a group contract.

The policy is no longer available for sale. However, we continue to administer existing policies.

The policy offers a number of investment choices, including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered through our separate account, C.M. Life Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus.

You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Net Surrender Value will vary, depending on the investment performance of the Funds.

The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid less any withdrawals and any Policy Debt or your Account Value less any withdrawals and any Policy Debt. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference.

Effective May 1, 2023

Glossary

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.

Administrative Office. MassMutual Customer Service Center, PO Box 1865, Springfield, MA 01102-1865, (800) 272-2216, (Fax) (866) 329-4527, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date plus the number of completed Policy Years.

Face Amount. An amount used to determine the insurance coverage the policy provides while it is In Force.

Free Look. Your right to cancel the policy and receive a refund.

Fund(s). The investment entities in which the Separate Account Divisions invest.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Account Value (or Net Surrender Value if there is Policy Debt) is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

Guarantee Period. A period in which the policy will remain In Force regardless of the value of the policy. The first Guarantee Period is the first 20 Policy Years, or, if less, to Attained Age 90 of the Insured. The second Guarantee Period is to Attained Age 100 of the Insured.

Guarantee Premium. The monthly premium payment that must be made to meet the Safety Test during the Guarantee Period.

In Force. Your policy  has not terminated.

Initial Face Amount. The Face Amount on the Policy Date.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Charge Date. The Policy Date and the same day of each succeeding calendar month.

Net Premium. A premium payment received in Good Order minus the premium expense charge.

Net Surrender Value. Account Value less any surrender charges and Policy Debt.

Planned Premium. The amount selected by you to be paid on a periodic basis to keep your policy In Force.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Charge Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Debt Limit. When total Policy Debt exceeds the Account Value less surrender charges.

Policy Termination. An event where your policy is no longer In Force due to the Account Value becoming too low to support your policy’s monthly charges and the Safety Test is not met, or if the total Policy Debt exceeds the Account Value less surrender charges.

Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.

Safety Test. A no-lapse guarantee that allows you to keep the policy In Force during a Guarantee Period regardless of the value of the policy, as long as the Policy Debt Limit has not been reached.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Valuation Date. Any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Variable Universal Life  Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender the policy, decrease the Face Amount, or the policy lapses in the first 14 Policy Years or the first 14 years following an increase in Face Amount, a surrender charge may apply. For the Initial Face Amount, rates are based on the Insured’s issue age, gender, risk class, and coverage year. For each increase in the Face Amount, rates are based on the Insured’s Attained Age, gender, risk class on the effective date of the increase, and coverage year. The surrender charge is the sum of surrender charges for the Initial Face Amount and all Face Amount increases.
For a 35-year-old male Insured, non-tobacco user, in the standard risk classification, with an initial premium of $100,000, $1,000,000 Face Amount and no increases in Face Amount, upon surrender in the first Policy Year, a charge of up to $11,830 could be assessed.

Fee Tables – Transaction Fees – Surrender Charges Charges and Deductions – Transaction Fees – Surrender Charges Death Benefit – Right to Change the Face Amount
Transaction Charges

In addition to surrender charges, you also may be charged for other transactions.
Premium Expense Charge. We deduct a premium expense charge from each premium you pay. The current premium expense charge is 5% of each premium payment up to and including the expense premium and 3% of premium over the expense premium. The maximum charge is 7.5% of each premium payment up to and including the expense premium, and 5% of premium over the expense premium.
Withdrawal Fee. When you withdraw a portion of your Account Value, we assess a fee that is the lesser of $25 per withdrawal or 2% of the amount withdrawn. The current withdrawal fee is $0.
Rider Processing Fee. We assess a one-time processing fee of up to $250 (less in some states) when you exercise the Accelerated Death Benefit Rider for Terminal Illness and a fee of $75 when you exercise the Substitute of Insured Rider.

Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Transaction Fees

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and cost of optional riders. Those fees and expenses may either be fixed or vary based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications pages for rates applicable to your policy.
You also will bear fees and expenses associated with the Funds you choose, as shown below.

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.28%(1)	1.18%(1)

(1)	As a percentage of Fund assets

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges apply for the first 14 Policy Years and the first 14 years following an increase in Face Amount. These charges will reduce the amount payable to you if you surrender the policy during those times.

Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the policy is subject to the risks related to the Depositor (C.M. Life). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of C.M. Life. If C.M. Life  experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available at www.MassMutual.com/ratings.

General Information About the Company, the Separate Account, and the Underlying Funds – The Guaranteed Principal Account (GPA)
Policy Lapse

Your policy could terminate (or lapse) if the Account Value of the policy becomes too low to support the policy’s monthly charges and the Safety Test is not met, or if total Policy Debt exceeds the Account Value less surrender charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Transfers of the policy’s Account Value are subject to the following conditions:

•

Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).There is one exception to this rule. If you have transferred 25% of the GPA value (less any Policy Debt) for three consecutive years and you have not added any Net Premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

•

Transfers are not permitted during the Free Look period for those policies in which we refund the premium paid less withdrawals and Policy Debt.

•

Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
C.M. Life also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges in your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•

If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

•

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

•

If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a C.M. Life insurance agent, they are also eligible for certain cash and non-cash benefits from C.M. Life. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.

Other Information – Distribution
Exchanges

Because the policy is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing life insurance policy you own with a new purchase of this policy. However, in general, you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. Thus, in general, you should only exchange your life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new life insurance policy rather than continue to own the existing policy.

Other Benefits Available Under the Policy – Right to Exchange

Overview of the Policy

What is the policy, and what is it designed to do?

The policy is a variable life insurance policy that provides a death benefit. It is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the C.M. Life Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.

In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.

This policy does not mature or provide an endowment in a specific Policy Year, except as follows: Policies issued in Indiana, Maryland, and Texas will mature when the Insured reaches Attained Age 100. Any Net Surrender Value the policy has on the maturity date will be paid to the Owner.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the investment Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.

How are premium payments treated under the policy?

When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annual, semiannual, quarterly, or monthly). The Planned Premium amount is based on a number of factors, including, but not limited to, the Face Amount, the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium depends on the premium frequency you choose, the policy’s Initial Face Amount and death benefit option, the Insured’s age, gender and risk classification, and whether the policy has any riders.

After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Account Value to keep the policy In Force, there is no required schedule for premium payments. You should review the Premium Flexibility section of the prospectus for additional important information.

When a premium payment is received in Good Order, we deduct a premium expense charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. Depending on the state in which we issue the policy, we may hold your initial Net Premium payments in the money market division until the Free Look period is completed.

Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Variable Universal Life policies. Currently, the Variable Universal Life segment is divided into over 30 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see “Appendix A – Funds Available Under the Policy.”

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate at our discretion.

Payment of insufficient premiums may result in the policy lapsing. Although this policy does offer a no-lapse guarantee feature, the Safety Test, there is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.

Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. If you choose the Cash Value Accumulation Test, any premium payment that would exceed its limits may only be accepted if the Insured provides us with satisfactory evidence of insurability. If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds its limit.

What are the primary features and options that the policy offers?

•	Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options— a Level Option, Return of Account Value Option, and Return of Premium Option. Please see the “Death Benefit” section for more information.

•	Face Amount Changes. You may request an increase or decrease in the Face Amount. If you change your Face Amount, your policy charges, including surrender charges, will change accordingly. If the policy’s Account Value less surrender charges (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Face Amount, a premium payment may be required.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Net Surrender Value (Account Value less any surrender charges and Policy Debt). You may also withdraw a part of the Net Surrender Value. A withdrawal reduces the policy values, may reduce the Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the policy once your Account Value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

•	Safety Test. During defined periods, your policy will not terminate or lapse, regardless of its Account Value, as long as you have made the specified minimum premium payments. However, even if the Safety Test is met, this policy may terminate if Policy Debt exceeds the Account Value less surrender charges.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•	Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the policy. Please refer to your policy’s specification pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or take Account Value out of the policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge(1)	When you pay premium	Maximum:	All Coverage Years 7.5% of each premium payment up to and including the expense premium, and 5% of any premium payment in excess of the expense premium.
		Current:	5% of each premium payment up to and including the expense premium, and 3% of any premium payment in excess of the expense premium.
Surrender Charges(2)(3)(4) Surrender charges generally apply for the first 14 Policy Years and the first 14 years following an increase in Face Amount.	Upon surrender, at the time of an elected decrease in Face Amount, or policy lapse.	Maximum:	First Coverage Year $3.44-$46.29 per $1,000 of Face Amount
		Current:	$3.44-$46.29 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(3)(4)(5)	$11.83 per $1,000 of Face Amount

Processing Fees
Charge	When Charge is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your Account Value from the policy.	Maximum:	The lesser of $25 per withdrawal or 2% of the amount withdrawn
		Current:	$0

(1)

The expense premium referenced in the table is used to determine premium expense charges. For the Initial Face Amount, the expense premium is based on the issue age, gender, and risk classification of the Insured. For each increase in the Face Amount, the expense premium is based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Fees” sub-section of the “Charges and Deductions” section.

	Expense Premium Factors Per $1,000 of Face Amount and Applicable Premium Expense Charges (Assumptions: Non-Tobacco Risk Classifications, Premium Payments of $20 Per $1,000 of Face Amount)
		Male		Female
	Charge	Age 35	Age 55	Age 35	Age 55
	Expense Premium	8.45	21.19	7.38	17.41
	Current Charge
	A: Current Expense Charge for premiums up to and including Expense Premium (5%)	0.42	1.00	0.37	0.87
	B: Current Premium Expense Charge for premiums exceeding Expense Premium (3%)	0.35	n/a	0.38	0.08
	Current Premium Expense Charge for the entire $20 premium (A+B)	0.77	1.00	0.75	0.95
	Maximum Charge
	A: Maximum Expense Charge for premiums up to and including Expense Premium (7.5%)	0.63	1.50	0.55	1.31
	B: Maximum Premium Expense Charge for premiums exceeding Expense Premium (5%)	0.58	n/a	0.63	0.13
	Maximum Premium Expense Charge for the entire $20 premium (A+B)	1.21	1.50	1.18	1.44
(2)

For the Initial Face Amount, the rates vary by the Insured’s gender, issue age, risk classification, and year of coverage. For each increase in the Face Amount, the rates are based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(3)

Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. For additional information, please see “Additional Benefits” (Adjustment to Surrender Charges Endorsements) in the “Other Benefits Available Under the Policy” section.

(4)

Surrender charges generally apply for the first 14 Policy Years and the first 14 years following an increase in Face Amount. They will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table.

	Coverage Year	%	Coverage Year	%
	1	100%	8	50%
	2	93%	9	43%
	3	86%	10	36%
	4	79%	11	29%
	5	71%	12	21%
	6	64%	13	14%
	7	57%	14	7%
(5)	The rates shown for the “representative insured” are first year rates only.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Insurance Charge(1)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.03 per $1,000 of Insurance Risk
		Current:	$0.03-$25.01 per $1,000 of Insurance Risk
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)	$0.10 per $1,000 of Insurance Risk
Substandard Risk Charge(3)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk $83.33 per $1,000 of Face Amount (applies to flat extra charges)
		Current:	$0.01-$83.33 per $1,000 of Insurance Risk $0.08-$83.33 per $1,000 of Face Amount (applies to flat extra charges)
Administrative Charge	Monthly, on the policy’s Monthly Charge Date	Maximum:	$12 per policy
		Current:	$6 per policy
Mortality & Expense Risk Charge	Daily	Maximum:	0.90% of the policy’s average daily net assets in the Separate Account
		Current:	0.55% of the policy’s average daily net assets in the Separate Account
Face Amount Charge(4)	Monthly, on the policy’s Monthly Charge Date	Maximum: Policy Years 1 – 5:	$0.09-$0.17 per $1,000 of Face Amount
		Policy Years 6+:	$0.00 per $1,000 of Face Amount
		Current: Policy Years 1 – 5:	$0.09-$0.17 per $1,000 of Face Amount
		Policy Years 6+:	$0.00 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(4)	$0.13 per $1,000 of Face Amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum:	2.00% as a percentage of loaned amount
		Current: Policy Years 1 – 15:	0.90% as a percentage of loaned amount
		Policy Years 16+:	0.50% as a percentage of loaned amount
Optional Benefit Charges:
Accelerated Death Benefit Rider for Terminal Illness(6) This rider is no longer issued.	When you elect an accelerated death benefit payment	Maximum:	$250
		Current:	$100-$250
Disability Benefit Rider(7)(8) This rider is no longer issued.	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.01-$0.26 per $1 of Monthly Deduction(9) plus $0.00-$0.09318 per $1,000 of Face Amount
		Current:	$0.01-$0.26 per $1 of Monthly Deduction(9) plus $0.00-$0.09318 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(7)(8)	$0.06 per $1 of Monthly Deduction(9) plus $0.01183 per $1,000 of Face Amount
Guaranteed Insurability Rider(7) This rider is no longer issued.	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.03-$0.11 per $1,000 of Option Amount
		Current:	$0.03-$0.11 per $1,000 of Option Amount
		Representative Insured: Male, Age 35(7)	$0.11 per $1,000 of Option Amount
Other Insured Rider(1)(10) This rider is no longer issued.	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Rider Face Amount
		Current:	When issued on the base insured: $0.03-$22.51 per $1,000 of Rider Face Amount When issued on another insured: $0.03-$25.01 per $1,000 of Rider Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)	When issued on the base insured: $0.09 per $1,000 of Rider Face Amount When issued on another insured: $0.10 per $1,000 of Rider Face Amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Substitute of Insured Rider This rider is no longer issued.	When you elect to substitute the Insured	Maximum:	$75
		Current:	$75
Waiver of Monthly Charges Rider(7)(8) This rider is no longer issued.	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.01-$0.26 per $1 of Monthly Deduction(9)
		Current:	$0.01-$0.26 per $1 of Monthly Deduction(9)
		Representative Insured: Male, Age 35(2)(7)(8)	$0.06 per $1 of Monthly Deduction(9)
(1)	The rates vary by a number of factors including, but not limited to, the Insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular Owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.
(2)	The rates shown for the “representative insured” are first year rates only.
(3)	Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of Insurance Risk or Face Amount. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of this prospectus.
(4)	The face amount charge is set at issue for the Initial Face Amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age of the Insured for the Initial Face Amount and, for increases, by the Insured’s Attained Age on the effective date of the increase. Once set, however, the charge per $1,000 of Face Amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount charges reflected for coverage years 1 – 5 simply accounts for the range of issue ages for all potential Insureds.
(5)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
(6)	The fee we deduct may vary by state, but will not exceed $250.
(7)	The rates shown are for standard risks and vary by the Insured’s gender and Attained Age. Exception – The rates for the Guaranteed Insurability Rider vary by the Insured’s gender and issue age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling out Administrative Office at (800) 272-2216.
(8)	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.
(9)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
(10)	Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of rider face amount. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of this prospectus.

All of the monthly charges listed in the table above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.(1)

Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.28%	1.18%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks

Investment Risks

The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.

The type of investments that a Fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.

Suitability

Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender

If you surrender your policy, you will be subject to surrender charges during the first 14 Policy Years and during the first 14 years after an increase in the policy’s Face Amount. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

Withdrawals

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Account Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Face Amount and may have adverse tax consequences.

Loans

Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Net Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it may have adverse tax consequences.

Policy Termination

Your policy could terminate if the Account Value of the policy becomes too low to support the policy’s monthly charges and the Safety Test is not met. In addition, the policy could terminate if the total Policy Debt Limit is reached (i.e., when Policy Debt equals or exceeds the Account Value less any surrender charges that apply: (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period). Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Owner and the deduction of policy fees and monthly charges may result in termination of the policy even if all Planned Premiums are timely paid, unless the Safety Test is met and there is no Policy Debt. No death benefit or other benefits under the policy will be paid once the policy terminates.

Limitations on Access to Cash Value

•	Withdrawals were not available in the first Policy Year.

•	We may not allow a withdrawal if it would reduce the Face Amount to less than the policy’s minimum Face Amount.

•	The minimum withdrawal is $100 and the maximum withdrawal is 75% of the Net Surrender Value.

•	There may be little to no cash value available for loans and withdrawals in the policy’s early years.

Insurance Company Insolvency

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.

Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC  are taxed as income first and recovery of cost basis second. Also, distributions includable in income received before you attain age 59½ may be subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Policy Charge Increase

We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy In Force. We will notify the Owner of any such changes through a prospectus supplement.

Cybersecurity and Certain Business Continuity Risks

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on MassMutual’s results of operations and corporate reputation. In addition, MassMutual must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If MassMutual fails to maintain secure and well-functioning information systems, it may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, MassMutual cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on MassMutual’s businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about the Company, the Separate Account and the Underlying Funds

The Company

C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Distribution, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company domiciled in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

The Guaranteed Principal Account

Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our claims-paying ability.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate per year is the greater of:

•	3%; or

•	the policy loan rate less the maximum loan interest rate expense charge.

You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.

The Separate Account

The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the 1940 Act.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets. The Company owns the assets in the Separate Account. The Separate Account is divided into divisions, each of which purchases shares in a corresponding underlying Fund. Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 30 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. The underlying Funds are listed in Appendix A. Please see “Appendix A – Funds Available Under the Policy.”

Some of the underlying Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate Separate Account Divisions;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new policy owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•	transfer the assets of the Separate Account or any Separate Account Divisions that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	change the name of the Separate Account.

Underlying Funds

We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see “Appendix A – Funds Available Under the Policy.” In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund.

After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/VUL. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest

The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds

We and certain of our affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.

For a list of the Funds whose advisers currently pay such compensation, visit
www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.

Compensation and Fund Selection

When selecting the Funds that will be available with MassMutual’s variable contracts, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.

Voting Rights

We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.

Transaction Fees

Premium Expense Charge

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium paid up to and including the expense premium, and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium paid up to and including the expense premium, and 5% of premium over the expense premium.

For the Initial Face Amount, the expense premium is based on the issue age, gender, and risk classification of the Insured. For each increase in the Face Amount, the expense premium is based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase. Please see footnote (1) in the “Transaction Fees” sub-section of the “Fee Tables” section for additional information.

Example:
Assume that you are a 35-year-old male, non-smoker and that your policy has a Face Amount of $200,000. The expense premium for your policy is $8.45 per $1,000 of Face Amount or $1,690 (200 x $8.45).

Now assume that you make a premium payment of $1,000. Your maximum premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of $1,690, your premium expense charge will be $75 (7.5% x $1,000).

If your premium payment had been $2,000, it would have exceeded the expense premium by $310 ($2,000 – $1,690). Consequently, your maximum premium expense charge would have been $142.25:

•	7.5% of $1,690 ($126.75) plus

•	5% of $310 ($15.50).

If you have increased the policy Face Amount, the expense premium used for this charge is the total of the expense premiums for the Initial Face Amount and for all increases.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the Face Amount. We will also take any applicable surrender charges if your policy lapses. (Please see the “Policy Termination and Reinstatement” section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage; and

•	the first 14 years after each increase in Face Amount.

However, in no event will we deduct surrender charges after the Insured’s Attained Age 99.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy’s Initial Face Amount, issuing Face Amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the Account Value of the policy. The deduction is taken from the Separate Account Divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender, or decrease in Face Amount or lapse.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. For the Initial Face Amount, the rates are based on the Insured’s issue age, gender, risk classification, and coverage year. For each increase in the Face Amount, the rates are based on the Insured’s gender, Attained Age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the Initial Face Amount and all Face Amount increases.

The surrender charge is equal to the first-year surrender charge multiplied by the following annual percentages:

Coverage Year	%	Coverage Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

The surrender charge will not exceed $50 per $1,000 of Face Amount.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s Face Amount, we cancel all or a part of your Face Amount segment(s) and charge a pro-rata surrender charge that will not exceed the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a Face Amount decrease, the surrender charge for a decreased segment that remains In Force is decreased proportionately. This charge provides us with a proportional compensation for expenses incurred in issuing the policy’s Initial Face Amount, issuing Face Amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider for Terminal Illness. The maximum processing fee for the Accelerated Death Benefit Rider for Terminal Illness is $250 (the fee may vary by state, but will not exceed $250). The fee is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge, which reimburses us for the ongoing expenses of administering the loan, represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral for policy loans. The loan interest rate minus the loan interest expense charge is the interest rate we use to credit interest to the loaned portion of the GPA.

The maximum loan interest rate expense charge is 2%. The current loan interest rate expense charge is 0.90% for Policy Years 1 through 15 and 0.50% in subsequent Policy Years. We reserve the right to increase the loan interest rate expense charge in order to ensure your loan is not treated as a taxable distribution under federal income tax rules, which may change over time.

Monthly Charges Against the Account Value

The following charges are deducted from the Account Value on each Monthly Charge Date. In some cases, the monthly charges may end sooner as stated below.

The Monthly Charge Date is the date on which monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Your policy’s Monthly Charge Date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month.

Face Amount Charge

The face amount charge is based on a rate per $1,000 of the Initial Face Amount. We calculate the face amount charge separately for the Initial Face Amount and for each increase in the Face Amount. It is based on:

•	the issue age of the Insured for the Initial Face Amount; and

•	for each increase, the Insured’s Attained Age at time of the increase; and it is multiplied by the segment Face Amount. This charge is assessed during the first five years of each segment of coverage.

Please see the “Periodic Charges Other than Fund Operating Expenses” table in the “Fee Tables” section for additional information.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s Insurance Risk. Insurance Risk is equal to the difference between the death benefit (discounted one month at the guaranteed minimum interest rate for the GPA) and the Account Value. These deductions are made by deducting Accumulation Units, proportionately, from each Separate Account Division in which you have an Account Value and the GPA.

The maximum insurance charge rates associated with your policy are shown in the policy’s specification pages. These rates are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Tables, or, for unisex rates, the 1980 Commissioners’ Ordinary Mortality Table B. The rates are also based on a number of factors, including, but not limited to, the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency, expense and tax results, capital and reserve requirements, and profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Insurance charges for the policy will not be the same for all Owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the Insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the Insured’s age increases. The rates will vary with the number of years the coverage has been In Force and with the total Face Amount of the policy.

How the Insurance Charge is Calculated

(1)	If the Minimum Death Benefit is not in effect:

We calculate the insurance charge on each Monthly Charge Date by multiplying the current insurance charge rate by a discounted Insurance Risk.

The Insurance Risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and

•	the Account Value at the beginning of the policy month reduced by any rider charges (other than disability riders) before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total Insurance Risk for your policy:

(a)	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and

(b)	We subtract your policy’s Account Value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2: We allocate the Insurance Risk in proportion to the Face Amount of each segment and each increase that is In Force as of your Monthly Charge Date.

Step 3: We multiply the amount of each allocated Insurance Risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

(2) If the Minimum Death Benefit is in effect:

We also calculate the insurance charge on each Monthly Charge Date. However, in Step 1 we calculate the total Insurance Risk for your policy, as described in (1) above:

(i)	assuming the Minimum Death Benefit is in effect; and then

(ii)	assuming the Minimum Death Benefit is not in effect.

Step 2: We allocate the Insurance Risk:

(a)	calculated for (ii) in proportion to the Face Amount of each segment and each increase that is In Force as of your Monthly Charge Date; and

(b)	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated Insurance Risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all Insureds of the same issue age, gender, risk classification, and whose coverage has been In Force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured’s health after we issue the policy. We do not offer special underwriting programs for this product such as guaranteed issue or simplified issue underwriting; therefore, individuals of similar health will be classified similarly.

Because your Account Value and death benefit may vary from month to month, your insurance charge may also vary on each Monthly Charge Date. The cost of your insurance depends on the amount of Insurance Risk on your policy. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	the addition or deletion of certain riders;

•	rider charges;

•	withdrawals;

•	policy loans;

•	changes to the Face Amount; and

•	changes to the death benefit option.

Substandard Risk Charge

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of Insurance Risk or Face Amount.

Rider Charges

The charges for the following riders are deducted from the Account Value on each Monthly Charge Date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Monthly Charges Rider.

The rates for the Disability Benefit Rider vary by the Insured’s gender and Attained Age. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on current rates ranging from $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on current rates ranging from $0.00 to $0.09318 per $1,000 of Face Amount. The monthly charges for this rider will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 65.

The rates for the Guaranteed Insurability Rider vary by the Insured’s gender and issue age. Current rates range from $0.03 to $0.11 per $1,000 of optional insurance coverage. The monthly charges for this rider will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 46.

The rates for the Other Insured Rider vary by the Insured’s gender, Attained Age, and risk classification. Current rates range from $0.03 to $25.01 per $1,000 of rider face amount. The monthly charges for this rider will not continue beyond the Insured’s Attained Age 100.

The rates for the Waiver of Monthly Charges Rider vary by the Insured’s gender and Attained Age. The current range of rates is $0.01 to $0.26 per $1 of monthly deductions. The monthly charges for this rider will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 65.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one Separate Account Division, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect the DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a Monthly Charge Date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient Account Value to cover the monthly charges due in your selected option on any Monthly Charge Date, we will deduct the monthly charges pro rata from all investment options with Account Value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account:

•	The maximum charge is 0.90% for all Policy Years;

•	The current charge is 0.55% for all Policy Years.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing, and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects expenses already deducted from the assets of the Fund. Such expenses include investment management fees and other expenses and may include acquired Fund fees and expenses. For some Funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a Fund as an investment choice, that Fund’s expenses will increase the cost of your investment in the policy. Please see each Fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or Insurance Risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Owner, Insured, Beneficiary

Owner

The Owner is the person who will generally make the choices that determine how the policy operates while it is In Force. You name the Owner in the application. However, the Owner may be changed by Written Request received in Good Order at our Administrative Office while the policy is In Force; therefore, the Owner is the person we have listed as such in our records. Generally, the change of Owner will take effect as of the date the Written Request is signed. However, in certain states you may not change Owners without our approval. We will refuse or accept any requested change of Owner on a non-discriminatory basis. Please see your policy. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in Good Order. When we use the terms “you” or “your,” in this prospectus, we are referring to the Owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for additional information.

Insured

The Insured is the person on whose life the policy is issued. The Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the Insured in the application for the policy. We did not issue a policy for an Insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the Insured. This usually required a medical examination.

Beneficiary

The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

If no beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy, you had to send us a completed application. The minimum Initial Face Amount of a policy was $50,000. The Owner selected, within our limits, the policy’s Face Amount. The Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force. The Initial Face Amount is the Face Amount on the Policy Date. It is on the first page of your policy.

We determined whether to accept or reject the application for the policy and the Insured’s risk classification. Coverage under the policy generally became effective on the policy’s Issue Date. However, if we did not receive the first premium and all documents necessary to process the premium by the Issue Date, then coverage began on the date those items were received in Good Order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the Insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the Insured). Policies issued in Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (Free Look) within ten calendar days after you received it. If you cancelled the policy, we issued you a refund. The Free Look period and the amount refunded vary. Please see your policy for the refund that applied in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states, we refunded the policy’s Account Value less any withdrawals and any Policy Debt. In these states, if your premium was received in Good Order, it was allocated to your investment choices on the day after the policy’s Issue Date.

In certain other states we refunded the premium paid less withdrawals and Policy Debt. In those states your premium payment was held in the money market division of the Separate Account during the Free Look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Sending Requests in Good Order

From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Owner to, and received by, MassMutual at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.

Premiums

The Planned Premium amount you pay is based on a number of factors including, but not limited to:

•	the Face Amount;

•	the Insured’s gender;

•	the Insured’s issue age;

•	the Insured’s risk classification;

•	policy charges;

•	premium frequency;

•	the death benefit option; and

•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the Minimum Initial Premium. The Minimum Initial Premium depended on:

•	your chosen premium frequency;

•	the policy’s Initial Face Amount and death benefit option;

•	the issue age, gender, and risk classification of the Insured; and

•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the Planned Premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the Planned Premium based on the payment frequency in effect. If a Planned Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Premium payments does not necessarily guarantee the policy will remain In Force. To keep the policy In Force, it must have sufficient Account Value or satisfy the Safety Test. Please see the “Policy Termination and Reinstatement” section. We will send a notice of any premium needed to prevent termination of the policy.

Before making any changes to the timing or frequency of premium payments, you should speak to your registered representative to determine the impact on your policy.

To change the amount and frequency of Planned Premiums, you may contact our Administrative Office.

If you change the frequency of your Planned Premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your Policy Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following Policy Anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” section.

Subsequent Premium Payments

We will apply your subsequent premium payment on the Valuation Date that it is received in Good Order. If we receive your payment in Good Order on a non-Valuation Date or after the end of a Valuation Date, we will apply your payment on the next Valuation Date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in Good Order. We will reroute the payment and apply it on the Valuation Date when it is determined to be in Good Order. Please see below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail: MassMutual APM Payment Processing Center PO Box 92485 Chicago, IL 60675-2485	Overnight Mail* Received before May 20, 2023 MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Suite 2485 Chicago, IL 60654-2485	or	Overnight Mail Received on or after May 20, 2023 MassMutual 5450 N. Cumberland Ave. Suite 100 Lockbox 92485 Chicago, IL 60656

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail: MassMutual PO Box 92483 Chicago, IL 60675-2483	Overnight Mail* Received before May 20, 2023 MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 92483 Chicago, IL 60654	or	Overnight Mail Received on or after May 20, 2023 MassMutual 5450 N. Cumberland Ave. Suite 100 Lockbox 92483 Chicago, IL 60656

*Overnight mail received at this address on or after May 20, 2023 will be returned to sender.

Electronic Premium Payments

We also offer options to allow you to pay premiums through electronic means.

You may initiate single or recurring premium payments for your In Force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the Valuation Date that you submit the request in Good Order. If you wish to cancel an electronic payment, you must call our Administrative Office at (800) 272-2216 before the end of the Valuation Date (generally 4:00 p.m. Eastern Time).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at (800) 272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its Grace Period. This service can be discontinued by contacting our Administrative Office.

This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.

We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:

•	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

•	we are unable to obtain the premium payment from the bank account; or

•	your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the Insured is living. Although you must maintain sufficient Account Value to keep the policy In Force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the Owner to allow MEC status. For more information on MECs, please see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer, except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the Valuation Date the payment was determined to be in Good Order.

•	If the Policy Anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the Policy Anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the Policy Anniversary and credit the entire payment as of the Policy Anniversary date. If the anniversary date is not a Valuation Date, the payment will be credited as of the next Valuation Date following the Policy Anniversary.

•	We will notify the Owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You may also contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your Policy Anniversary. Please see “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section for additional information.

Premium Limitations

The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test; and

•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each Policy Year is the greatest of:

•	an amount equal to $100 plus double the annual expense premium for the policy;

•	the amount of premium paid in the preceding Policy Year; or

•	the highest premium payment amount that would not increase the Insurance Risk.

If you chose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

•	the maximum premium for the Cash Value Accumulation Test; or

•	the Guideline Premium Test amount stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please see the “Minimum Death Benefit” sub-section in the “Death Benefit” section.

Certain policy changes (including but not limited to a change in Face Amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net Premium is a premium payment received in Good Order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Fees” sub-section of the “Charges and Deductions” section.

Premiums that would cause the policy to be a MEC may not be considered to be in Good Order, depending on when they are received.

The Net Premium is allocated among the Separate Account Divisions and the GPA according to your current instructions we have on record.

Net Premium Allocation

When applying for the policy, you indicated how you wanted Net Premiums allocated among the Separate Account Divisions and the GPA. Net Premium allocations must be whole-number percentages that add up to 100%.

You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

When accompanied by a premium payment, a request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.

When Net Premium is Allocated

The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your Net Premiums. This, in turn, can affect the investment earnings and interest credited on your policy Account Value.

The Issue Date is the date we actually issued the policy. The Policy Date normally is the same date as the Issue Date. However, you may have requested in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, monthly charges were deducted as of the requested Policy Date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a Policy Date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s Issue Date.

The Register Date is the first date premiums were allocated. We set the Register Date depending on the type of refund offered under your policy’s right to return provision. The Register Date must also have been a Valuation Date.

Allocation of Initial and Subsequent Net Premiums

We allocated any Net Premiums received on or before the Issue Date of the policy to our General Investment Account. We did not pay you interest on these amounts, or credit any interest to your policy prior to the Issue Date.

These amounts were allocated among the Separate Account Divisions and the GPA according to your Net Premium allocation instructions on the Register Date.

If your state of issue requires us, upon Free Look, to refund the policy’s Account Value, less any withdrawals and any Policy Debt, the Register Date is the Valuation Date that was on, or next followed, the later of:

•	the day after the Issue Date of the policy; or

•	the date we or the appropriate lockbox receives the balance of your initial premium.

If your state of issue requires us, upon Free Look, to refund the premium you paid less withdrawals and any Policy Debt:

•	The Register Date is the Valuation Date that was on, or next followed, the latest of:

(A)	the day after the end of the right to return period; or

(B)	the day we received the first premium payment in Good Order.

•	We allocated existing values, held as of the policy’s Issue Date, to the money market division on the first Valuation Date after the Issue Date. (The existing values at that time would be any money taken with the application for the policy less any applicable charges.); and

•	We allocated any Net Premiums received after the Issue Date but before the Register Date to the money market division.

We will apply your subsequent premium payments that are received on or after the Register Date, on the Valuation Date we receive them in Good Order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

Transfers

While your policy is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the Valuation Date we receive your request in Good Order at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective as of the next Valuation Date.

We do not charge for transfers.

You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year.

In addition, you may not transfer more than 25% of the GPA Value (less any Policy Debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the GPA Value (less any Policy Debt) each year for three consecutive Policy Years; and

•	you have not added any Net Premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and beneficiaries under the policy, including long-term Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept the Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund. Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Policy Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

Dollar Cost Averaging Program

The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account Division to any other Separate Account Division(s) or the GPA.

DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1,000 of Account Value is placed in one Separate Account Division. Then, over a stipulated period of time and at a preset frequency, a specified amount of Account Value is transferred from that Separate Account Division and allocated to other Separate Account Divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. Account Value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same specified dollar amount is transferred to each Separate Account Division at a preset frequency, more Accumulation Units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the Separate Account Division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging Request form and send it to us for processing. You may not elect DCA for the policy while the Portfolio Rebalancing Program is in effect. In addition, the DCA transfer date cannot occur within 66 days of the policy’s Issue Date. We do not charge you to participate in the DCA Program.

We may at any time modify, suspend, or terminate the DCA Program without prior notification.

Portfolio Rebalancing Program

The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a predetermined schedule that you set (annual, semi-annual, quarterly, and monthly). The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the Separate Account Divisions may cause the ratios of your Account Value in those selected Separate Account Divisions to change. The Portfolio Rebalancing Program allows you to choose Separate Account Divisions among which you wish to maintain certain relative proportions of Account Value. At a pre-determined frequency, we will make transfers among all the Separate Account Divisions you select so that the Account Values in the selected Separate Account Divisions match the ratios you set.

In order for portfolio rebalancing to occur, the Account Value in at least one of the selected Funds must vary from your chosen ratio by at least $25. In addition, the first rebalancing will not occur within 66 days of the policy’s Issue Date.

To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing Request form and send it to us for processing. You can also elect the Portfolio Rebalancing Program by telephone, subject to certain restrictions.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect unscheduled portfolio rebalancing by telephone, subject to certain restrictions. Unscheduled portfolio rebalancing transactions are effective as of the Valuation Date we receive your request in Good Order at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your unscheduled portfolio rebalancing request will be effective as of the next Valuation Date.

Example:

Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML Managed Bond, MML Blend, MML Equity and Fidelity® VIP Contrafund® Portfolio.

Further assume that you have also completed a Portfolio Rebalancing Request form indicating that you want the values in the Separate Account Divisions rebalanced quarterly as follows:

•	60% in MML Managed Bond and

•	40% in Fidelity® VIP Contrafund® Portfolio.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account Divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Fidelity® VIP Contrafund® Portfolio (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Fidelity® VIP Contrafund® Portfolio division to bring the ratio of the two investment choices to 60/40 respectively.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its Account Value. The Account Value has two components:

•	the Variable Account Value; and

•	the Fixed Account Value.

We will calculate your Account Value on each Valuation Date.

Variable Account Value

Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.

The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	surrender charges deducted from the Separate Account due to any decreases in the Selected Face Amount; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience

The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.

Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for the mortality and expense risk charge, and Fund expenses.

The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.

When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value for that

Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.

We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.

Fixed Account Value

The Fixed Account Value is the accumulation of:

•	Net Premiums allocated to the GPA; plus

•	amounts transferred into the GPA; less

•	amounts transferred or withdrawn from the GPA; less

•	surrender charges deducted from the GPA due to any decreases in the Selected Face Amount; plus

•	fees and charges deducted from the GPA; plus

•	interest credited to the GPA.

Interest on the Fixed Account Value

The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or

•	3%, if greater.

On each Policy Anniversary, the interest earned on any outstanding loan is applied to the Separate Account Divisions and the GPA according to your current premium allocation instructions.

For the part of the Fixed Account Value in excess of any policy loan, the daily rate we use is the daily equivalent of:

(1)	the current interest rate we declare; or

(2)	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Death Benefit

If the Insured dies while the policy is In Force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary in a lump sum or under one of the payment options below.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding Policy Debt, and any unpaid premium needed to avoid Policy Termination. The death benefit is calculated as of the date of the Insured’s death. The policy also provides additional amounts payable upon the death of the Insured through certain riders that may have been added to your policy with additional charges.

The Minimum Death Benefit for your policy is based on your policy’s Account Value as described below.

While the policy is In Force, you may make changes to the death benefit option and Face Amount. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under IRC Section 7702, the policy must have a Minimum Death Benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test (CVAT)

Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, Attained Age, and risk classification.

Guideline Premium Test

Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early Policy Years, the Cash Value Accumulation Test may have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test may have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:

(a) the Face Amount on the date of death; or

(b) the Minimum Death Benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:

(a) the Face Amount plus the Account Value on the date of death; or

(b) the Minimum Death Benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:

(a) the Face Amount, plus the premiums paid (less any premiums refunded) to the date of death; or

(b) the Minimum Death Benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your policy’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s Account Value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s Account Value is determined.

Right to Change the Death Benefit Option

After the first Policy Year, you may change the death benefit option while the Insured is living. However, a death benefit option change cannot be processed during a Grace Period, and no change will be permitted beyond the Insured’s Attained Age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any Policy Year.

You must send a Written Request in Good Order to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a Face Amount increase.

The death benefit option change will be effective on the Monthly Charge Date that is on or precedes the date we approve the request.

If you change your death benefit option, we will adjust your policy’s Face Amount. The Face Amount adjustment (up or down) will be in the amount needed so that the death benefit immediately before the change will be the same as the death benefit after the change.

Please see Appendix C for examples of how a change in death benefit option may impact the policy’s Face Amount.

The death benefit following a death benefit option change, however, will behave differently based on the new death benefit option in effect. For example, if an Owner changes the death benefit option from option 1 (death benefit = Face Amount) to option 2 (death benefit = Face Amount + Account Value), the death benefit after the change will be based on the Account Value rather than remaining level. The Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.

Alternatively, an Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) would reduce the policy’s Insurance Risk as the policy’s Account Value increases and, as a result, would reduce the monthly insurance charges. If you elect death benefit option 2, you may choose to change to death benefit option 1 automatically at an Attained Age you select. You may select the Attained Age for this change at the time of application for your policy, or after issue by Written Request. You may also cancel or adjust the timing of the scheduled death benefit option change.

When the Face Amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;

•	the charge for certain additional benefits may change;

•	the premium limitations will change (for additional information please see “Premium Limitations” in the “Premiums” section); and

•	the policy surrender charge will not change.

A change in your death benefit option may also have an impact on your ability to satisfy the Safety Test. Please see the “Safety Test” sub-section in the “Policy Termination and Reinstatement” section for additional information.

You cannot change the death benefit option if, as a result, the Face Amount would be reduced to an amount that is less than the minimum Face Amount.

When We Pay Death Benefit Proceeds

If the policy is In Force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material misrepresentation of a fact within two years:

•	after the policy is issued;

•	after a Face Amount increase where evidence of insurability is required; or

•	after reinstatement of the policy where evidence of insurability is required.

If the Face Amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the Face Amount increase within two years after that other policy was issued.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, we generally cannot contest the validity of a policy or a Face Amount increase, except for failure to pay premiums. However, if the application(s) contains a fraudulent misstatement of fact, we may contest at any time, to the extent permitted by law.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the Variable Account Value of the policy and the Insured’s date of death is before or during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Owners.

Interest on Death Benefit

We will add interest to the death benefit from the date of the Insured’s death to the date of a lump sum payment or the effective date of a payment option payment. Interest will be computed at the rate determined under the interest payment option, or as required by applicable state law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Although the death benefit is generally excludable from the income of the beneficiary who receives it, interest on the death benefit is includable in the beneficiary’s income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully below.

If the payment option is a lump sum when the Insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the Insured’s lifetime, the death benefit will be paid as a single lump sum.

The different death benefit payment options are described below.  None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income. Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.

Interest. We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount. Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied. Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.

Joint Lifetime Income with Reduced Payments to Survivor. Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for ten years if longer. When one dies (but not before the ten years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the ten years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the Insured’s lifetime.

Right to Change the Face Amount

You may request an increase or decrease in the Face Amount. If you change your Face Amount, your policy charges, including surrender charges, will change accordingly. If the policy’s Account Value less surrender charges (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Face Amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the Face Amount in any Policy Year.

If you increase or decrease the policy Face Amount, the premium limitations will change (please see “Premium Limitations” in the “Premiums” section for additional information), and your policy may become a MEC under federal tax law. You should consult your tax adviser for information on how a MEC may affect your tax situation. MECs are discussed in the “Federal Income Tax Considerations” section.

Increases in Face Amount

To increase the policy Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. We treat each Face Amount increase as a separate segment of coverage. An increase in Face Amount cannot be processed during a Grace Period.

An increase in Face Amount may not be:

•	less than $15,000; or

•	made after the anniversary of your policy’s Issue Date nearest the Insured’s 85th birthday.

If the Account Value (or the Net Surrender Value if there is Policy Debt) is insufficient to continue the changed policy In Force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the Account Value to such an amount.

Additional insurance charges and face amount charges will apply for each Face Amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other Face Amount increases will be effective on the Monthly Charge Date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the Face Amount any time after the first Policy Year or one year after a Face Amount increase. You must send a Written Request in Good Order to our Administrative Office. When we receive a Written Request for a decrease in Face Amount from the Owner, we will provide the Owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the Owner does not withdraw the request for the decrease in Face Amount within ten days from the date of the written notice, we will process the decrease in Face Amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in Good Order at our Administrative Office.

If you decrease the policy Face Amount, we cancel all or part of your Face Amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s Face Amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Fees” section.

A decrease will reduce the Face Amount in the following order:

(1)	the Face Amount of the most recent increase; then

(2)	the Face Amounts of the next most recent increases successively; and last

(3)	the Initial Face Amount.

You may not decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Face Amount ($50,000).

Face Amount decreases will be effective on the Monthly Charge Date that is on, or precedes, the date we receive (in Good Order at our Administrative Office) any applicable request for the decrease. A Face Amount decrease will reduce your policy’s Account Value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the Face Amount is decreased. If the policy’s Account Value (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force, a premium payment may be required.

Decreases in the policy’s Face Amount may have adverse tax consequences.

Suicide

If the Insured dies by suicide, while sane or insane, and the policy is In Force, the policy will terminate.

•	If the death occurs within two years after the Issue Date, we will refund the sum of all premiums paid, less any withdrawals and any Policy Debt.

•	If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any Policy Debt at the time of death.

•	If death occurs within two years after the effective date of an increase in Face Amount (but at least two years after the Issue Date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Example:

Assume a policy is issued with a $500,000 Face Amount under death benefit option 1. In Policy Year 4, the owner applies for a $250,000 Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.

We will pay the full death benefit, less any amounts withdrawn and less any Policy Debt, if the Insured commits suicide two years or more after the Issue Date, and there has been no reinstatement or increase in the Face Amount within those two years.

For policies issued in Colorado and North Dakota, all references in the provision to “two years” should be replaced with “one year.”

Error of Age or Gender

If the Insured’s date of birth or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the Face Amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the  Policy

Additional Benefits

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may be available to you. You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For additional information, please see “Premium Limitations” in the “Premiums” section. If you added a rider for which we charge, you may cancel it at any time upon Written Request. You may not, however, add or remove a rider during a Grace Period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy. The availability of certain riders is subject to state availability and policy Issue Date.

Please note that the Disability Benefit and the Waiver of Monthly Charges Riders may not be used in combination. If you have been issued one of these two riders, you may not terminate the rider and choose the other.

Note: The following riders can no longer be added to your policy:

•	Accelerated Death Benefit Rider for Terminal Illness

•	Disability Benefit Rider

•	Guaranteed Insurability Rider

•	Other Insured Rider

•	Substitute of Insured Rider

•	Waiver of Monthly Charges Rider

We also offer two automated transfer programs as additional benefits – Portfolio Rebalancing and Dollar Cost Averaging (DCA). Please note that you cannot select both the Portfolio Rebalancing Program and the DCA Program at the same time.

The following table summarizes the information about the additional benefits available under the policy. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Death Benefit Rider for Terminal Illness This rider is no longer issued.	Advances portion of death benefit upon Insured being terminally ill and not expected to live more than 12 months	Standard
•

Eligible payment amount (Eligible Amount) does not include: any amount of death benefit equal to the Account Value; amounts under riders that do not provide level or increasing coverage for at least two years after acceleration date; and the amount payable upon the death of someone other than the Insured under the policy, if applicable.

•

Minimum payment is $25,000.

•

Maximum payment is lesser of 75% of Eligible Amount and $250,000.

•

Death benefit reduced by accelerated amount.

Disability Benefit Rider This rider is no longer issued.	Credits specified amount to Account Value and waives monthly charges on specific Monthly Charge Dates while Insured is totally and continuously disabled (as defined in rider)	Optional
•

Evidence of insurability required to add rider.

•

Monthly credit of specified amount ends day before Insured’s Attained Age 65.

•

Waiver of monthly charges ends day before Insured’s Attained Age 65 if total disability began at Insured’s Attained Age 60 or older.

•

Rider not available if Waiver of Monthly Charges Rider added to policy.

Guaranteed Insurability Rider This rider is no longer issued.	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified dates	Optional
•

Evidence of insurability required to add rider.

•

Requires premium payment to increase Face Amount or purchase new policy.

•

Option amount limited to lesser of $100,000 or the Face Amount of the base policy on the effective date of an increase.

Other Insured Rider This rider is no longer issued.	Provides level term insurance on the life of up to two Insureds, one of which is the base policy Insured and the other is either the base policy Insured’s spouse or child.	Optional
•

Rider may be converted while the Insured is living or upon the death of the Insured prior to the Insured’s Attained Age 70.

•

Conversion on death of Insured must occur with 90 days of date we receive proof of Insured’s death.

•

The cost of the new policy will be based on other Insured’s Attained Age at time of conversion.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Substitute of Insured Rider This rider is no longer issued.	Allows for substitution of Insured	Standard
•

Owner must have insurable interest in life of substitute Insured.

•

Both Insured and substitute Insured must be alive on date of substitution.

•

Age of substitute Insured on birthday nearest Policy Date cannot be less than the minimum age or greater than maximum age allowed.

•

Evidence of insurability of substitute Insured required.

•

Payment of premium required if needed to avoid termination.

Waiver of Monthly Charges Rider This rider is no longer issued.	Waives monthly charges while Insured is totally and continuously disabled (as defined in rider)	Optional
•

Evidence of insurability required to add rider.

•

Rider benefit ends day before Insured’s Attained Age 65, if Total Disability began when Insured was Attained Age 60 or older.

•

Rider not available if Disability Benefit Rider added to policy.

Adjustment to Surrender Charges Endorsement for Internal Replacements	Waives surrender charges in exchange of policy for non-variable life policy offered by MassMutual or its subsidiary	Standard	• Evidence of insurability required. • C.M. Life reserves right to require repayment of loans and loan interest.
Adjustment to Surrender Charges Endorsement	Waives surrender charges if policy fully surrendered	Optional
•

Evidence of insurability required to add endorsement.

•

Not available for policies issued for personal use or business cases if annual premium less than $100,000.

Other conditions that must be met:

•

Policy is In Force;

•

Surrender occurs after first five Policy Years;

•

No loans or withdrawals taken under policy; and

•

Policy not assigned after issue.

Portfolio Rebalancing Program	Automatically rebalances Separate Account Divisions to maintain original percent allocation of Account Value	Optional	Cannot use with Dollar Cost Averaging Program.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other divisions or the GPA, at set intervals	Optional	Cannot use with the Portfolio Rebalancing Program or within 66 days of policy Issue Date.

Accelerated Death Benefit Rider for Terminal Illness – This Rider Is No Longer Issued

This rider advances a portion of the policy’s death benefit to the Owner when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months. If the death benefit is accelerated under this rider, the policy values, the death benefit, cash values, and loan values under this policy will be reduced.

Benefits under the rider may be taxable. The Owner should seek tax advice prior to requesting an accelerated death benefit payment.

For the purposes of this rider, terminal illness is a medical condition that:

•	is first diagnosed by a Legally Qualified Physician; and

•	with reasonable medical certainty, will result in the death of the Insured within 12 months from the date the Legally Qualified Physician certifies the diagnosis; and

•	is not curable by any means available to the medical profession.

We must receive the following items before an accelerated benefit can be paid:

•	Owner’s Written Request for payment of an accelerated death benefit under the policy;

•	Insured’s written authorization to release medical records to us;

•	Written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

•	Written certification from a Legally Qualified Physician that the Insured has a terminal illness, as defined above.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) includes:

•	the amount equal to the excess of the base policy death benefit over the Account Value; and

•	the amount payable upon death of the Insured under any life insurance rider included with the policy, if that rider provides level or increasing coverage on the life of the Insured for at least two years after the acceleration date.

The Eligible Amount does not include:

•	the amount payable upon the death of the Insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the acceleration date; and

•	the amount payable upon the death of someone other than the Insured under the policy, if applicable.

All other riders are excluded from the Eligible Amount.

The Owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

There is no premium or cost of insurance charge for this rider. However, when you exercise benefits under this rider, your death benefit will be reduced by an amount greater than the terminal illness benefit payment. The terminal illness benefit payment will be reduced by:

•	a fee of not more than $250; and

•	interest at the annual interest rate we have declared for policies in this class.

In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. The Owner may not voluntarily repay all or any portion of the lien. However, the amount of the lien will be deducted from the amount of payment under the policy upon the death of the Insured.

Payment of the terminal illness benefit will be made to the Owner in a single sum, unless the payment has been assigned or designated by the Owner. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case, we will instead pay the death benefit as if no request has been received under the rider.

After the accelerated benefit payment is made, the policy will remain In Force, and premiums and charges will continue in accordance with the policy provisions.

The rider terminates on the earliest of:

•	on the date the Owner makes a Written Request to terminate (Note: The Owner may choose to terminate the rider if he or she wishes to guarantee that the policy’s death benefit is paid to the named beneficiaries rather than to the Owner. However, if the rider is terminated at the Owner’s request, it cannot be reinstated.);

•	on the date an accelerated benefit payment is made;

•	on the date the policy terminates, for any reason;

•	on the date the policy matures;

•	on the date the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy at no charge at the time the policy is issued.

An example illustrating the operation of this rider is set forth in Appendix C.

Disability Benefit Rider – This Rider Is No Longer Issued

This rider provides a disability benefit while the Insured is totally and continuously disabled as defined in the rider. The rider provides the following monthly benefits if the Insured becomes totally and continuously disabled.

•	On specific Monthly Charge Dates we will credit an amount to the Account Value equal to the specified benefit amount shown in the policy’s specifications for this rider. This amount will be treated as a Net Premium.

•	We also will waive the monthly charges due for this policy on specific Monthly Charge Dates.

The benefits will be provided after the Insured has been totally disabled for four continuous months and all conditions of the rider have been met.

Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or injury; and

•	requires the Insured to be under a doctor’s care; and

•	begins while this rider is In Force; and

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.

The benefits will end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	satisfactory proof of continued Total Disability is not given to us as required; or

•	the Insured refuses or fails to have an examination we require; or

•	for the specified monthly benefit, the day before the Insured’s Attained Age becomes 65; and

•	for the waiver of monthly charges, the day before the Insured’s Attained Age becomes 65 if Total Disability began when the Insured’s Attained Age was 60 or older.

If Total Disability began before the Insured’s Attained Age 60 and continues to Attained Age 65, the rider benefit after Attained Age 65 will be the monthly charges for this policy.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.

The Owner may terminate this rider at any time upon Written Request. If the rider is terminated at the Owner’s request, this rider cannot be reinstated. If not terminated at the Owner’s request, this rider will terminate automatically at the Insured’s Attained Age 65.

There is a monthly charge for this rider, which is the sum of the charge for the specified benefit amount and the charge for the waiver of monthly charges. This charge is based on the Insured’s Attained Age and gender, and on the benefits provided.

•	The specified benefit amount charge each month is equal to the specified monthly benefit multiplied by the specified benefit charge rate for the Insured’s Attained Age.

•	The waiver charge each month is equal to the sum of the monthly charges for the month, excluding the charge for this rider, multiplied by the waiver charge rate for the Insured’s Attained Age.

The monthly charge is deducted from the Account Value on each Monthly Charge Date prior to the rider’s termination.

The specified benefit charge rates and waiver charge rates are shown in the policy’s specifications pages.

The example below shows the operation of this rider.

•	The specified monthly benefit is $500.

•	The Insured is Attained Age 55.

•	The Insured has been totally and permanently disabled for at least four months.

•	Account Value on the Monthly Charge Date prior to the deduction of monthly charges is $100,000.

•	Total monthly charges are $400.

•	The rider waives the monthly charges and credits the specified monthly benefit to the Account Value. The impact to the Account Value is as follows:

Starting Account Value	$100,000
Rider Benefit	+ $500
Monthly Charges	- $0
Ending Account Value	$100,500

Guaranteed Insurability Rider – This Rider Is No Longer Issued

This rider provides the right to increase the Face Amount of the policy without evidence of insurability on certain option dates as defined in the rider.

A written application is required and any premium payment needed for a Face Amount increase must be received at our Administrative Office by the end of the option period.

There are two types of option periods, regular and substitute. Regular option periods coincide with the Policy Anniversary dates nearest the Insured’s 25th, 28th, 31st, 34th, 37th, 40th, 43rd, and 46th birthday. Substitute option dates occur 91 days after the Insured’s marriage, the birth of the Insured’s child or adoption of a child by the Insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. If an increase is elected during a substitute option period, the right to increase again during the subsequent regular option period is lost. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $100,000, or, if less, the Face Amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	when the Owner makes a Written Request to terminate (Note: If the rider is terminated at the Owner’s request, it cannot be reinstated.);

•	after the last regular option date as defined in the rider;

•	following election of the last Face Amount increase that may be elected under the rider;

•	a decrease in the policy’s Face Amount;

•	if the policy is changed to another policy under which this rider is not available; or

•	if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000, of rider option amount, which is deducted from the Account Value on each Monthly Charge Date prior to the rider’s termination. This rider also has a rider expense premium associated with it. The monthly charge rate per $1,000 and the rider expense premiums are shown in the policy’s specifications pages.

The example below shows the operation of this rider.

Policy details:

Sex	Male
Risk Class	Non-Tobacco
Issue Age	30
Attained Age	37
Face Amount	$250,000
Rider Option Amount	$50,000

On the Policy Anniversary:

•	The Face Amount can be increased by the rider option amount, from $250,000 to $300,000 because the Insured has reached Attained Age 37 (which is a regular option date) on this Policy Anniversary.

•	The increase segment gets the same risk class as the base policy (Non-Tobacco).

•	Evidence of insurability is not required for this Face Amount increase.

•	Monthly charges going forward will be based on the total Face Amount of $300,000 and will be higher.

Other Insured Rider – This Rider Is No Longer Issued

This rider provides level term insurance on the life of up to two Insureds, one of which is the Insured named in the base policy. The other Insured must be either the base policy Insured’s spouse or child. The coverage for the Insured under the rider is convertible for a limited amount of time.

While the base policy Insured is living and prior to the other Insured’s Attained Age 70, the rider may be fully or partially converted to a flexible premium variable life insurance policy offered at the time of conversion. The cost for the new policy will be based on the other Insured’s Attained Age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the Insured under the rider is not the base policy Insured, the rider may be converted upon the death of the base policy Insured (but only before Attained Age 70 of the other Insured). Conversion upon the death of the base policy Insured may be made at any time up to 90 days of the date we receive due proof of the base policy Insured’s death.

The rider will terminate on the rider expiration date listed in the rider specifications for the other Insured. This rider will also end if any of the following occurs:

•	expiration of the 90-day conversion period upon death of the base policy Insured;

•	the end of the Grace Period for any unpaid premium under the policy;

•	termination of the policy for any other reason;

•	change of the policy to a different policy on which this rider is not available; or

•	conversion of the remaining rider face amount under this rider.

You may request an increase or decrease in the Face Amount of the rider. If you change the Face Amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the Insured.

The example below shows the impact of making a claim under this rider.

Policy details for Primary Insured:

Sex	Female
Risk Class	Non-Tobacco
Issue Age	40
Attained Age	40
Face Amount	$250,000

Policy details for Other Insured:

Sex	Male
Risk Class	Non-Tobacco
Issue Age	32
Attained Age	42
Rider Face Amount	$100,000

When the Other Insured dies:

•	The rider face amount of $100,000 is paid to the beneficiary.

•	The monthly rider charge for the Other Insured Rider going forward will cease.

Substitute of Insured Rider – This Rider Is No Longer Issued

This rider allows you to substitute a new Insured in place of the current Insured under the policy.

A substitute of the Insured is allowed if the policy is In Force, and all of the following conditions are met as of the date of substitution:

•	the Owner has an insurable interest in the life of the substitute Insured;

•	the substitute Insured must have been born on or before the Policy Date; and

•	the substitute Insured must not be over 80 years of age on the birthday nearest the date of substitution; and

•	the age of the substitute Insured on the birthday nearest the Policy Date must not be less than the minimum age, or greater than the maximum age, allowed by us for the policy on the Policy Date.

Before the submission can become effective, we require:

•	a written application for substitution, received by us at our Administration Office;

•	evidence of insurability of the substitute Insured that is satisfactory to us and;

•	payment to us of any premium required to avoid termination under the Grace Period and Termination provision of the policy.

All monthly charges after the substitution of the Insured will be based on the life and risk classification of the substitute Insured.

The rider will continue In Force to, but not including, the Policy Anniversary date on which the current Insured’s Attained Age becomes 75. However, it will end automatically before that date at the time any one of the following occurs:

•	change of the policy to a different policy under which the rider is not available;

•	a substitution of the Insured under the terms of the rider; or

•	termination of the policy for any reason.

Substituting a new Insured under the policy may have adverse tax consequences. Please consult your tax adviser before you make your decision.

This rider is available for issue ages 0-74. It is included automatically at no charge at the time the policy is issued.

An example of the operation of the Substitute of Insured Rider is set forth in Appendix D.

Waiver of Monthly Charges Rider – This Rider Is No Longer Issued

Under this rider, we will waive the monthly charges due for the policy while the Insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.

Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or injury; and

•	requires the Insured to be under a doctor’s care; and

•	begins while this rider is In Force; and

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.

The benefits will end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	satisfactory proof of continued Total Disability is not given to us as required; or

•	the Insured refuses or fails to have an examination we require; or

•	the day before the Insured’s Attained Age becomes 65, if Total Disability began when the Insured was Attained Age 60 or older.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

The Owner may terminate this rider at any time upon Written Request. If the rider is terminated at the Owner’s request, it cannot be reinstated. If not terminated at the Owner’s request, the rider will continue In Force to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 65.

There is a monthly charge for this rider. This charge is based on the Insured’s Attained Age and gender. The charge each month is equal to the sum of the monthly charges for the month, excluding the charge for this rider, multiplied by the waiver charge rate for the Insured’s Attained Age. The charge is deducted from the Account Value on each Monthly Charge Date prior to the rider’s termination.

The waiver charge rates are shown in the policy’s specifications pages.

The example below shows the operation of this rider.

•	The Insured is Attained Age 55.

•	The Insured has been totally and permanently disabled for at least four months.

•	Account Value on Monthly Charge Date prior to the deduction of monthly charges is $100,000.

•	Total monthly charges are $400.

•	The rider waives the monthly charges, so the Account Value remains at $100,000.

Adjustment to Surrender Charges Endorsement (for internal replacements)

This endorsement allows the Company to waive surrender charges if an Owner wishes to exchange this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries provided the following conditions are met:

•	On the date of the exchange, the Net Surrender Value of the new policy must be less than or equal to the Net Surrender Value of the replaced policy;

•	The Face Amount of the new policy must be equal to or greater than the Face Amount of the replaced policy; and

•	The entire value of the replaced policy must be put into the new policy.

This endorsement is included automatically with the policy at no charge at the time the policy is issued.

We require a written application and evidence of insurability satisfactory to us for the new policy. There is no guarantee the new policy will be issued. We reserve the right to require repayment of any loans and loan interest.

We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. This right does not apply to policies to which the endorsement has already been added.

Adjustment to Surrender Charges Endorsement

This endorsement allows the Company to waive surrender charges if an Owner wishes to surrender this policy in full provided the following conditions are met:

•	The policy is In Force;

•	The policy is surrendered during the first five Policy Years (including surrenders under settlement options);

•	No loans have been taken against the policy;

•	No withdrawals have been taken from the policy; and

•	The policy has not been assigned after issue.

We require a written application and evidence of insurability satisfactory to us to attach this endorsement to the policy. We also charge a one-time fee of $150 to add this endorsement. The endorsement is available for business cases where the annual policy premium for the case equals or exceeds $100,000. The endorsement is not available on policies intended for personal use or where the annual policy premium for the case is less than $100,000. A case is defined as one or more policies with a single business owner. This endorsement is only available for attachment at the time the policy is issued.

Right to Exchange

Generally, you can exchange a life insurance policy for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making such an exchange, you should compare the features, fees, and risks of both policies to determine whether the purchase of the new policy is in your best interest. Remember that if you replace a policy with another policy, you might have to pay a surrender charge on the surrendered policy, and there may be new surrender charges for the new policy. In addition, other charges may be higher (or lower), and the benefits may be different. You should talk to your financial professional or tax adviser.

Accessing the Money in Your Policy

Withdrawals

After the first Policy Year, the maximum amount you may withdraw is 75% of the current Net Surrender Value. This amount is referred to as the maximum partial withdrawal. The minimum amount you may withdraw is $100. We do not currently charge a withdrawal fee or surrender charge for a withdrawal.

You can make a withdrawal by sending us a Written Request in Good Order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account Division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned Account Value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account Divisions and the non-loaned Account Value in the GPA.

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Account Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also: 1) reduce your policy’s Face Amount; 2) have adverse tax consequences; and 3) change the premium limitations. For more information on tax implications, please see the “Federal Income Tax Considerations” section and for more information on premium limitations, please see “Premium Limitations” in the “Premiums” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a Face Amount of $600,000 and an Account Value of $120,000. If you make a withdrawal of $30,000, the Account Value will be reduced to $90,000 and the Face Amount will be reduced to $570,000. The withdrawal payment will be $30,000.

If your policy’s Face Amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the Face Amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the Minimum Death Benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount.

We will not reduce the Face Amount if the death benefit immediately after the withdrawal would be the new Minimum Death Benefit (based on the reduced Account Value). Otherwise, the Face Amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the Minimum Death Benefit below the death benefit provided by the death benefit option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum Death Benefit, death benefit, and death benefit options are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Face Amount.

Withdrawal requests where evidence of insurability is not required will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the Valuation Date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in Good Order on that date. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date, will be effective as of the next Valuation Date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, please see the “Federal Income Tax Considerations” section.

We will normally pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.

Surrenders

You may surrender your policy to us at any time while the policy is In Force. We will pay you its Net Surrender Value. To surrender your policy, you must submit a completed surrender form and any other forms we may require.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective as of the next Valuation Date.

We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Loans

You may take a loan from the policy once the Account Value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the Policy Debt. We refer to all outstanding loans plus accrued interest as Policy Debt. You may repay all or part of your Policy Debt, but you are not required to do so.

We currently allow loans in all Policy Years, however we reserved the right to prohibit loans in the first Policy Year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of:

(A)	the policy’s current Account Value, minus

(B)	any current applicable surrender charge,

•	less any existing Policy Debt

Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Net Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force;(4) it will reduce the death benefit proceeds; and (5) it may have adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay Policy Debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” below for additional information.

Payment of Proceeds

Loans will be effective on the Valuation Date we receive your loan request form and all other required documents in Good Order at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your loan request will be effective as of the next Valuation Date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account Divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loaned portion of the GPA. We will normally pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please see the “Other Policy Rights and Limitations” sub-section in the “Other Information” section for additional information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:

•	3%; or

•	the loan interest rate less the current loan interest rate expense charge.

On each Policy Anniversary, the interest rate earned on any outstanding loan is applied to the Separate Account Divisions according to the values in them at that time. If you have no value in the Separate Account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

•	The published monthly average for the calendar month ending two months before the Policy Year begins; or

•	4%

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans is not due in advance. The interest accrues daily and becomes part of the Policy Debt as it accrues. Interest is due on each Policy Anniversary date. If interest is not paid when due, it will be added to the loan and will bear interest at the loan rate. The interest is deducted proportionately from the Separate Account Divisions and the GPA according to the then current value in those Separate Account Divisions and the GPA and added to the loan. If the policy’s Account Value cannot cover the loan interest due, the policy may lapse. Please see the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and Net Surrender Value by the amount of the Policy Debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s Net Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Net Surrender Value will be. In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Net Surrender Value that might otherwise be payable.

Whenever you reach your Policy Debt Limit, your policy is at risk of terminating, even if the Safety Test is met. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value less surrender charges. If this happens, we will notify you in writing. The “Policy Termination and Reinstatement” section explains more completely what will happen if your policy is at risk of terminating. Please note that Policy Termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.

As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see the “Transfers” section for additional information.

Repayment of Loans

All or part of your Policy Debt may be repaid at any time while the Insured is living and while the policy is In Force. We will increase the death benefit and Net Surrender Value under the policy by the amount of the repayment.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the Valuation Date it is received in Good Order. If we receive the loan repayment in Good Order on a non-Valuation Date or after the end of a Valuation Date, the loan repayment is effective as of the next Valuation Date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

You may initiate single or recurring loan repayments through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see the “Electronic Premium Payments” sub-section in the “Premiums” section for additional information. In addition, loan repayments may be sent to MassMutual, PO Box 92483, Chicago, IL 60675-2483.

Any loan repayment made within 30 days prior to the Policy Anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account Divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding Policy Debt from:

•	the proceeds payable on the death of the Insured;

•	the proceeds payable when you surrender the policy; or

•	the Account Value if the policy lapses.

In these situations, we will then consider the Policy Debt paid.

Policy Termination and Reinstatement

If there is no Policy Debt, the policy may terminate without value if:

•	its Account Value on a Monthly Charge Date cannot cover the charges due; and

•	the Safety Test is not met on that date.

If there is Policy Debt, the policy will terminate without value at the end of the Grace Period if:

•	the Policy Debt Limit is reached, even if the Safety Test is met. The Policy Debt Limit is reached when the Policy Debt (outstanding loans plus accrued interest) exceeds the Account Value less any surrender charges that may apply: 1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period.

Safety Test

The Safety Test allows you to keep the policy In Force, regardless of the value of the policy, by meeting monthly Guarantee Premium payment requirements. Even if the Safety Test is met, this policy is at risk of terminating if Policy Debt exceeds the Account Value less any surrender charges that may apply: (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period.

The Safety Test can be met only during the Guarantee Period(s) stated in the policy. Each Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on:

•	the Insured’s issue age;

•	the Insured’s gender;

•	the Insured’s risk classification;

•	the riders on the policy, if any;

•	the current Face Amount; and

•	the death benefit option in effect at the time.

A Face Amount increase or the addition of any riders may increase the amount of Guarantee Premium. Likewise, a Face Amount decrease or the removal of any riders may decrease the amount of Guarantee Premium.

For each Guarantee Period, the Safety Test is met if:

(1) premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%, equal or exceed,

(2) the total of all monthly Guarantee Premiums since the Policy Date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two Guarantee Periods:

•	The first Guarantee Period is the first 20 Policy Years, or, if less, to Attained Age 90 of the Insured.

•	The second Guarantee Period is to Attained Age 100 of the Insured.

Guarantee periods may vary by state.

In Massachusetts, there is one Guarantee Period, which is the first five Policy Years. In Texas and New Jersey, there is one Guarantee Period, which varies as follows:

Issue Age	Guarantee Period
0–50	20 years
51–60	To Attained Age 70
61–81	9 years
82 and above	To Attained Age 90

Example:

Assume your policy is in the first Guarantee Period and the monthly Guarantee Premium for that period is $25. Also assume that you have no Policy Debt and, beginning on the Policy Date, you have made premium payments of $35 on each Monthly Charge Date. In this case, if the Account Value cannot cover the monthly charges, the policy will stay In Force because the Safety Test has been met.

Grace Period

Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount. The Grace Period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

If there is no Policy Debt, the amount of premium needed to avoid Policy Termination will be the lesser of:

•	the amount needed to satisfy the Safety Test; or

•	the amount needed to cover the monthly charges due.

If there is Policy Debt, the amount of premium needed to avoid Policy Termination will be the amount needed to bring the Policy Debt back within the limit (Policy Debt cannot exceed the Account Value less surrender charges that may apply: (1) on a Monthly Charge Date or (2) on the Valuation Date a premium payment is received, if the policy is in a Grace Period). During the Grace Period, the policy will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid Policy Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Policy Termination and any Policy Debt.

If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.

During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.

The Company’s mailing of a Policy Termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or

•	five years have passed since it terminated.

To reinstate your policy, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium payment will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (please see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the Monthly Charge Date that is on, or precedes, the date we approve your application (Reinstatement Date). We will assess monthly charges due to us upon reinstatement of your policy as of the Reinstatement Date.

Policy After You Reinstate

If you reinstate your policy, the Face Amount will be the same as it was when the policy terminated. Your Account Value will be:

(1)	the premium paid to reinstate your policy, less

(2)	the premium expense charge, less

(3)	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate Policy Debt.

Upon reinstatement, the Safety Test will apply.

If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by Policy Termination unless it occurs within 90 days of the end of the Grace Period. In no situation, however, can adverse tax consequences that are a result of Policy Debt be reversed.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to ensure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludable from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its Net Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, reduced by any surrender charges, but not reduced by any outstanding Policy Debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how Policy Termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the Net Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).

The potential that Policy Debt will cause taxable income from Policy Termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Policy Debt at or near the maximum loan value;

•	unfavorable investment results affecting your policy Account Value;

•	increasing monthly policy charge rates due to increasing Attained Age of the Insured;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.

To avoid Policy Terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.

You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether an Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already In Force.

Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC  Section 1035 tax-free exchange from a life insurance policy that was already a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the Owner or an Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the Insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the Insured participant. The only exception is for a Keogh plan, where the Insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

•	the employer intends to insure the employee’s life;

•	the maximum Face Amount for which the employee could be insured at the time the contract was issued; and

•	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)	The Insured was an employee at any time during the 12-month period before his or her death;

(3)	The proceeds are paid to a member of the Insured’s family, an individual who is the designated beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the Insured’s estate; or

(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the ‘‘Unearned Income Medicare Contribution’’) applies to all or part of a taxpayer’s ‘‘net investment income,’’ at a rate of 3.8%, when certain income thresholds are met. ‘‘Net investment income’’ is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.

Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any Net Surrender Values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of the Net Surrender Values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the Insured.

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers are:

First Year Commission	Commission in Year 2	Commission in Years 3 – 10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLIS registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay an annual commission of 0.15% of the average monthly Account Value after the first Policy Year.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy  may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy  by their registered representatives.

Additional Payments to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the policies).

Computer System, Cybersecurity, and Service Disruption Risks

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of MassMutual or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, Insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office.

Appendix A

Funds Available Under the Policy

The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in this prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/VUL. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 2) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.55%	–13.40%	5.33%	8.10%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.54%	1.22%	0.89%	0.49%
Fixed Income	Invesco V.I. Core Plus Bond Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.61% (*)	–5.00%	2.59%	3.27%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91% (*)	–11.46%	–1.30%	0.63%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.60% (*)	–13.35%	1.84%	1.02%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.44%	–12.05%	2.22%	4.81%
Balanced	Janus Henderson Balanced Portfolio (Service) Adviser: Janus Capital Management LLC Sub-Adviser: N/A	0.86%	–16.62%	6.42%	8.16%
Balanced	MML Blend Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	–16.59%	4.69%	7.80%
Large Cap Value	American Century VP Disciplined Core Value Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.71%	–12.74%	6.85%	10.63%
Large Cap Value	American Century VP Value Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.73% (*)	0.54%	7.85%	10.59%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.44%	–4.65%	7.72%	10.50%
Large Cap Value	T. Rowe Price Equity Income Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.74% (*)	–3.34%	7.03%	9.68%
Large Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 2) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.53%	–16.49%	7.83%	11.54%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.60%	–26.31%	8.66%	11.43%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%	–1.68%	6.24%	9.80%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	–20.13%	7.15%	10.76%
Large Cap Blend	MFS® Investors Trust Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.78% (*)	–16.49%	8.44%	11.43%
Large Cap Blend	MML Equity Index Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.	0.28%	–18.35%	9.14%	12.26%
Large Cap Growth	Goldman Sachs Strategic Growth Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.75% (*)	–32.52%	9.17%	12.39%
Large Cap Growth	Invesco V.I. Capital Appreciation Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	–30.78%	8.27%	11.08%
Large Cap Growth	Janus Henderson Forty Portfolio (Institutional) Adviser: Janus Capital Management LLC Sub-Adviser: N/A	0.55%	–33.55%	9.75%	13.00%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	–39.50%	4.59%	11.41%
Large Cap Growth	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.75% (*)	–22.58%	7.20%	11.95%
Small/Mid-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.91% (*)	–10.06%	5.48%	9.09%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Small/Mid-Cap Blend	DWS Small Cap Index VIP (Class A) Adviser: DWS Investment Management Americas, Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.37% (*)	–20.64%	3.82%	8.75%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	–15.88%	7.20%	11.07%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	–30.98%	8.64%	11.83%
Small/Mid-Cap Growth	MFS® New Discovery Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.87% (*)	–29.76%	7.81%	9.99%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.10% (*)	–23.15%	7.40%	11.44%
Small/Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	0.84% (*)	–22.58%	7.20%	11.95%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	–27.13%	0.23%	4.21%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	–31.76%	2.85%	7.86%
International/Global	Janus Henderson Global Research Portfolio (Institutional) Adviser: Janus Capital Management LLC Sub-Adviser: N/A	0.64%	–19.41%	6.55%	9.15%
International/Global	Templeton Foreign VIP Fund (Class 2) Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.11% (*)	–7.61%	–1.97%	1.47%
Specialty(3)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.96%	–13.32%	8.30%	10.24%
Specialty(3)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.98%	–39.95%	6.31%	10.46%
Specialty(3)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.08%	–12.05%	2.22%	4.81%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(2)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(3)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Appendix B

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1.

•	Face Amount is $500,000.

•	Account Value is $50,000.

•	Policy Debt is $0.

•	Insured’s Attained Age is 45.

•	Death Benefit Factor is 2.15.

The death benefit for death benefit option 1 is the greater of the Face Amount or the Minimum Death Benefit. The Minimum Death Benefit is calculated by multiplying the Account Value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or

•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1.

•	Face Amount is $500,000.

•	Account Value is $250,000.

•	Policy Debt is $0.

•	Insured’s Attained Age is 45.

•	Death Benefit Factor is 2.15.

The death benefit for death benefit option 1 is the greater of the Face Amount or the Minimum Death Benefit. The Minimum Death Benefit is calculated by multiplying the Account Value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or

•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000.

•	Account Value is $50,000.

•	Minimum Death Benefit is $219,000.

•	Policy Debt is $0.

Based on these assumptions,

•	the death benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000.

•	Account Value is $50,000.

•	Minimum Death Benefit is $219,000.

•	Policy Debt is $0.

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000.

•	Account Value is $50,000.

•	Minimum Death Benefit is $219,000.

•	Policy Debt is $0.

•	Premiums paid (and not refunded) under the policy to date total $40,000.

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid (and not refunded)).

If you pay an additional $30,000 of premium and the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the Account Value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the Account Value. Since the death benefit does not change as the result of a death benefit option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of premiums paid (and not refunded) to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid (and not refunded) to date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a death benefit option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the Account Value and the premiums paid (and not refunded) to date. For example, if the policy has a Face Amount of $1,000,000 and an Account Value of $70,000 and premiums paid (and not refunded) of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the Account Value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the Account Value and the premiums paid (and not refunded), or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix C

Hypothetical Example – Accelerated Death Benefit Rider for Terminal Illness

The calculations below show the impact of accelerating the death benefit under this rider for a sample policy.

Policy details prior to the acceleration of the death benefit:

Death Benefit	$250,000
Account Value	$50,000

The Eligible Amount is the amount of death benefit under the policy that can be considered for acceleration.

Eligible Amount = Death Benefit - Account Value Eligible Amount = $250,000 - $50,000 = $200,000

The Amount To Be Accelerated cannot exceed 75% of the Eligible Amount, or $150,000.

The Insured is terminally ill as defined in the rider, and the Owner requests to accelerate $100,000 of death benefit. Alternatively, the Owner could request the Terminal Illness Benefit Payment amount rather than the amount to be accelerated. Assuming an Annual Interest Rate of 5%, the interest charge is calculated as follows:

Interest Charge = 5% x 100,000 / (1 + 5%) = $4,761.90

The terminal illness benefit payment is then calculated as follows:

Amount to Be Accelerated	$100,000.00
Less Interest Charge	-$4,761.90
Less administrative fee	-$250.00
Terminal Illness Benefit Payment	$94,988.10

A lien of $100,000 is placed on the policy. The death benefit after acceleration is reduced by the amount of the lien, from $250,000 to $150,000. No other policy values are impacted.

Appendix D

Hypothetical Example – Substitute of Insured Rider

Below is an example of exercising this rider.

Policy details prior to the substitution:

Issue Date	1/1/2020
Insured Date of Birth	1/1/1965
Issue Age	55
Sex	Male
Risk Class	Tobacco
Face Amount	$250,000
Account Value on 1/1/2030	$50,000

On 1/1/2030, the Substitute of Insured Rider is exercised with the following Insured:

Substitute Insured Date of Birth	1/1/1980
Issue Age	40
Sex	Female
Risk Class	Non-Tobacco

The Face Amount ($250,000) is unchanged. There is no other cost or credit associated with exercising the rider. Going forward, all monthly charges, surrender charges, and other values after the substitution will be based on the life and risk class of the substitute Insured as if the substitute Insured were the original Insured. Below is the impact on the guaranteed monthly charges on the date of substitution:

Breakdown of Guaranteed Monthly Charges on Date of Substitution
	Original Insured Male Tobacco Issue Age 55 Duration 11	Substitute Insured Female Non-Tobacco Issue Age 40 Duration 11
Charge for Exercising Rider	0.00	0.00
Insurance Charge	$328.98	$23.00
Face Amount Charge	$182.50	$125.00
Administrative Charge	$6.00	$6.00
Surrender Charge	0.00	0.00
Account Value After Charges	$49,384.99	$49,843.35

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.

This prospectus and the SAI are available online at www.MassMutual.com/VUL. For a free copy of other information about this policy, or general inquiries, you can contact our Administrative Office:

MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
(800) 272-2216
(866) 329-4527 (Fax)
www.MassMutual.com
MassMutualServiceCenter@MassMutual.com (Email Requests)

Reports and other information about the Separate Account, including the SAI, are also available on the SEC website (www.sec.gov) and can be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020
Securities Act file number: 333-49457
Class (Contract) Identifier: C000030137

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY
(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

Variable Universal Life

May 1, 2023

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated May 1, 2023, for the Variable Universal Life (VUL) policy. The VUL policy and its statutory prospectus may be referred to in this SAI.

For a copy of the VUL statutory prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (800) 272-2216, or access the internet at www.MassMutual.com/VUL, or access the Securities and Exchange Commission website at www.sec.gov.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History	2	20
Company.	2	20
The Separate Account	2	20
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Underwriters	3	66
Commissions	3	66
Additional Information	3
Underwriting Procedures	3
Increases in Face Amount	4	43
Performance Data	4
Experts	4
Financial Statements	5	68
The Registrant	5
The Depositor	5

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life, which was incorporated in Connecticut on April 25, 1980, is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Distribution, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

The Separate Account

The Company’s Board of Directors established the Separate Account (C.M. Life Variable Life Separate Account I) on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the Policy Anniversary date, we will provide the policy owner a report showing the following policy information:

•	the Account Value at the beginning of the previous Policy Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the year; and

•	the Account Value, death benefit, Net Surrender Value and Policy Debt as of the current Policy Anniversary. This report may contain additional information if required by any applicable law or regulation.

2

UNDERWRITERS

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the statutory prospectus.

Year	MMLIS	MSD
2022	$169,092	$8,271
2021	$81,808	$13,251
2020	$88,883	$13,343

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the Insured.

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the statutory prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2022	$900,398	$141,897
2021	$1,008,062	$191,414
2020	$874,610	$172,576

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that:

1.	you had to complete an application and submit it to our Administrative Office; and

2.	we usually required that the Insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each Policy Anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the Insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a number of factors including, but not limited to, a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or

3

Smoker Table, and age of the Insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the Insured’s substandard rating.

There are three non-rated classifications: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A Face Amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the Face Amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and Minimum Death Benefit under the Cash Value Accumulation Test.

If you increase the Face Amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in Face Amount becomes effective will be allocated to each segment of the Face Amount. The premium allocation will be made on a pro rata basis using the expense premium for each segment. If the Account Value (or the Net Surrender Value if there is Policy Debt) is insufficient to continue the changed policy In Force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the Account Value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the Separate Account Divisions available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the Account Value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the Account Value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2022 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2022 and 2021, and for each of the years in the three-year period ended December 31, 2022, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated March 7, 2023, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore,

4

are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2022

Statements of Operations and Changes in Net Assets for the years ended December 31, 2022 and 2021

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2022 and 2021

Statutory Statements of Operations for the years ended December 31, 2022, 2021 and 2020

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2022, 2021 and 2020

Statutory Statements of Cash Flows for the years ended December 31, 2022, 2021 and 2020

Notes to Statutory Financial Statements

5

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Policy Owners of C.M. Life Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise C.M. Life Variable Life Separate Account I (collectively, the “Separate Account”), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2022, and the results of their operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts' auditor since 2004.

Boston, Massachusetts

March 8, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

C.M. Life Variable Life Separate Account I was comprised of the following divisions as of December 31, 2022. Statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2022 unless otherwise noted.

Divisions
American Century VP Capital Appreciation Division*	Fidelity® VIP Index 500 Division (Service Class)*
American Century VP Disciplined Core Value Division	Fidelity® VIP International Index Division *
American Century VP International Division*	Franklin Small Cap Value VIP Division
American Century VP Value Division	Goldman Sachs Mid Cap Value Division*
American Funds® Asset Allocation Division	Goldman Sachs Small Cap Equity Insights Division*
American Funds® Growth-Income Division*	Goldman Sachs Strategic Growth Division
American Funds® IS Bond Division*	Invesco Oppenheimer V.I. International Growth Division
American Funds® IS Global Growth-Income Division*	Invesco V.I. Capital Appreciation Division
American Funds® IS New World Division*	Invesco V.I. Core Plus Bond Division**
Black Rock High Yield V.I Division*	Invesco V.I. Discovery Mid Cap Growth Division
Black Rock Small Cap Index V.I. Division*	Invesco V.I. Diversified Dividend Division
Black Rock Total Return V.I. Division*	Invesco V.I Global Division
BNY Mellon Mid Cap Stock Division*	Invesco V.I. Global Strategic Income Division
Delaware Ivy VIP Science and Technology Division*	Invesco V.I. Health Care Division
Delaware VIP® Emerging Markets Division*	Invesco V.I. Main Street Division
Delaware VIP® Small Cap Value Division*	Invesco V.I. Small Cap Equity Division*
DFA VA International Small Division*	Invesco V.I. Technology Division
DFA U.S. Targeted Value Division*	Janus Henderson Balanced Division
DFA VIT Inflation Protected Division*	Janus Henderson Forty Division
DWS Small Cap Index Division	Janus Henderson Global Research Division
Fidelity® Growth Division*	JPMorgan Insurance Trust U.S. Equity Division*
Fidelity® VIP Contrafund® Division	MFS® Blended Research Core Equity Division*
Fidelity® VIP Extended Market Index Division*	MFS® Global Real Estate Division*
Fidelity® VIP Freedom 2025 Division*	MFS® International Intrinsic Value Division*
Fidelity® VIP Freedom 2030 Division*	MFS® Investors Trust Division
Fidelity® VIP Freedom 2035 Division*	MFS® Mid Cap Value Division*
Fidelity® VIP Freedom 2040 Division*	MFS® New Discovery Division
Fidelity® VIP Freedom 2045 Division*	MFS® Value Division*
Fidelity® VIP Freedom 2050 Division*	MML Aggressive Allocation Division*
Fidelity® VIP Freedom 2055 Division*	MML American Funds Growth Division*
Fidelity® VIP Freedom 2060 Division*	MML Balanced Allocation Division*
Fidelity® VIP Freedom 2065 Division*	MML Blend Division
Fidelity® VIP Freedom Income Division*	MML Blue Chip Growth Division
Fidelity® VIP Index 500 Division (Initial Class)*	MML Conservative Allocation Division*
MML Dynamic Bond Division*
F-2

MML Equity Division	MML Total Return Bond Division*
MML Equity Index Division	MML U.S. Government Money Market Division
MML Foreign Division*	PIMCO Global Bond Opportunities Division*
MML Global Division*	PIMCO Real Return Division*
MML Growth Allocation Division*	PIMCO Total Return Division*
MML High Yield Division*	T. Rowe Price Limited-Term Bond Division*
MML Income & Growth Division	T. Rowe Price Blue Chip Growth Division
MML Inflation-Protected and Income Division	T. Rowe Price Equity Income Division
MML Large Cap Growth Division*	T. Rowe Price Mid-Cap Growth Division
MML Managed Bond Division	Templeton Foreign VIP Division
MML Managed Volatility Division	Templeton Global Bond VIP Division*
MML Mid Cap Growth Division*	Vanguard VIF Balanced Division*
MML Moderate Allocation Division*	Vanguard VIF Capital Growth Division*
MML Short Duration Bond Division*	Vanguard VIF Diversified Value Division*
MML Small Cap Equity Division	Vanguard VIF Equity Income Division*
MML Small Cap Growth Equity Division	Vanguard VIF Real Estate Index Division*
MML Small Mid Cap Value Division*	Vanguard VIF Short Term Investment Division*

* Statements of operations and changes in net assets for the year ended December 31, 2022 and the period from December 13, 2021 (inception) to December 31, 2021.

** See Note 2 to the financial statements for the previous name of this division.

Statement of operations and changes in net assets for the period from January 1, 2022 to November 14, 2022 (liquidation) and the period from December 13, 2021 (inception) to December 31, 2021.

MML American Funds International Division

F-3

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American	American			American			American
	Century	Century	American	American	Funds®	American	American	Funds®
	VP Capital	VP Disciplined	Century	Century	Asset	Funds®	Funds®	IS Global
	Appreciation	Core Value	VP International	VP Value	Allocation	Growth-Income	IS Bond	Growth-Income
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	1,005	3,864,404	5,915	205,910	472,708	201,336	410	391
Identified cost	$11,971	$33,757,531	$56,766	$2,163,588	$10,766,270	$9,617,625	$4,055	$12,045
Value	$11,860	$27,707,776	$56,372	$2,563,581	$10,357,043	$9,958,096	$3,833	$11,814
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	11,860	27,707,776	56,372	2,563,581	10,357,043	9,958,096	3,833	11,814
LIABILITIES
Payable to C.M. Life Insurance Company	-	11	-	18	15	9	-	-
Total liabilities	-	11	-	18	15	9	-	-
NET ASSETS (For variable life insurance policies)	$11,860	$27,707,765	$56,372	$2,563,563	$10,357,028	$9,958,087	$3,833	$11,814
Outstanding Units
Policy owners	16,242	7,888,083	73,505	522,275	2,630,594	1,942,734	4,392	15,311
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	4.06	-	5.09	4.06	5.32	-	-
Variable Universal Life	-	3.50	-	4.80	3.83	5.01	-	-
Survivorship Variable Universal Life II	-	3.22	-	5.09	4.06	5.32	-	-
C.M. Life Electrum Select(SM)	0.73	-	0.77	-	-	-	0.87	0.77

See Notes to Financial Statements.

F-4

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
ASSETS
Investments
Number of shares	525	6,305	12,089	-	-	-	3,383	209
Identified cost	$11,718	$40,763	$123,592	$-	$-	$-	$70,564	$7,788
Value	$11,718	$40,670	$121,493	$-	$-	$-	$66,402	$7,710
Dividends receivable	-	216	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	5	-	-	-	-	-	-
Total assets	11,718	40,891	121,493	-	-	-	66,402	7,710
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$11,718	$40,891	$121,493	$-	$-	$-	$66,402	$7,710
Outstanding Units
Policy owners	14,775	45,254	148,632	-	-	-	90,421	8,492
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.79	0.90	0.82	0.86	0.89	0.70	0.73	0.91

See Notes to Financial Statements.

F-5

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	DFA VA International Small Division	DFA U.S.Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
ASSETS
Investments
Number of shares	3,955	2,921	1,794	336,263	244	1,673,872	13,765	6,933
Identified cost	$43,396	$65,194	$18,458	$5,045,589	$18,156	$57,816,789	$152,978	$98,433
Value	$42,517	$60,005	$16,254	$4,075,507	$17,312	$63,406,258	$154,173	$94,841
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	42,517	60,005	16,254	4,075,507	17,312	63,406,258	154,173	94,841
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	15	-	40	-	-
Total liabilities	-	-	-	15	-	40	-	-
NET ASSETS (For variable life insurance policies)	$42,517	$60,005	$16,254	$4,075,492	$17,312	$63,406,218	$154,173	$94,841
Outstanding Units
Policy owners	49,773	60,359	18,385	1,049,211	22,685	11,560,924	183,005	112,120
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	4.17	-	6.75	-	-
Variable Universal Life	-	-	-	3.76	-	5.51	-	-
Survivorship Variable Universal Life II	-	-	-	4.02	-	4.89	-	-
C.M. Life Electrum Select(SM)	0.85	0.99	0.88	-	0.76	0.75	0.84	0.85

See Notes to Financial Statements.

F-6

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
ASSETS
Investments
Number of shares	329	2,133	3,081	1,081	731	3,271	1,127	40
Identified cost	$4,667	$49,918	$66,189	$23,602	$14,451	$36,645	$12,503	$441
Value	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	4,504	48,292	66,312	23,440	14,306	35,748	12,178	426
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426
Outstanding Units
Policy owners	5,345	57,680	79,449	28,092	17,147	42,857	14,592	511
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.84	0.84	0.83	0.83	0.83	0.83	0.83	0.83

See Notes to Financial Statements.

F-7

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division¹	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	205	-	1,091	9,760	328,399	14,099	-	590,864
Identified cost	$2,251	$8	$418,461	$96,031	$4,640,325	$228,269	$-	$7,184,308
Value	$2,173	$9	$407,224	$91,354	$4,114,840	$209,930	$-	$5,435,945
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	1	-	2
Total assets	2,173	9	407,224	91,354	4,114,840	209,931	-	5,435,947
LIABILITIES
Payable to C.M. Life Insurance Company	-	9	2	-	15	-	-	-
Total liabilities	-	9	2	-	15	-	-	-
NET ASSETS (For variable life insurance policies)	$2,173	$-	$407,222	$91,354	$4,114,825	$209,931	$-	$5,435,947
Outstanding Units
Policy owners	2,462	-	487,980	106,733	766,735	225,578	-	1,687,865
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$8.13	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	5.89	-	-	3.89
Variable Universal Life	-	-	-	-	5.55	-	-	3.10
Survivorship Variable Universal Life II	-	-	-	-	5.89	-	-	3.32
C.M. Life Electrum Select(SM)	0.88	-	0.83	0.86	0.93	0.93	0.83	-

[1]	Fidelity VIP Index 500 Fund shares held are fractional and round to zero.

See Notes to Financial Statements.

F-8

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
ASSETS
Investments
Number of shares	2,230,573	1,289,446	468,424	955,735	25,855	1,466,957	1,755,682	42,118
Identified cost	$4,931,439	$62,996,776	$3,145,890	$67,283,643	$663,376	$52,924,029	$8,532,389	$1,195,666
Value	$3,747,363	$44,834,021	$2,604,436	$53,052,857	$646,120	$45,622,377	$6,917,386	$1,059,267
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	24	-	39	8	-
Total assets	3,747,363	44,834,021	2,604,436	53,052,881	646,120	45,622,416	6,917,394	1,059,267
LIABILITIES
Payable to C.M. Life Insurance Company	7	3	9	-	7	-	-	10
Total liabilities	7	3	9	-	7	-	-	10
NET ASSETS (For variable life insurance policies)	$3,747,356	$44,834,018	$2,604,427	$53,052,881	$646,113	$45,622,416	$6,917,394	$1,059,257
Outstanding Units
Policy owners	1,458,660	12,388,585	1,743,697	15,225,855	321,772	8,825,282	2,933,888	221,693
UNIT VALUE
Executive Benefit Variable Universal Life	$4.04	$-	$1.61	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	2.66	4.55	1.40	4.18	2.07	6.09	2.47	4.98
Variable Universal Life	2.50	3.85	1.46	3.98	1.95	5.54	2.32	4.70
Survivorship Variable Universal Life II	2.66	2.76	1.56	2.10	2.07	3.48	2.42	4.98
C.M. Life Electrum Select(SM)	0.75	-	-	0.70	1.01	0.68	0.89	-

See Notes to Financial Statements.

F-9

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
ASSETS
Investments
Number of shares	872,078	3,314	90,599	90,875	494,782	213,339	-	-
Identified cost	$19,981,344	$66,649	$2,094,739	$3,302,583	$19,353,980	$9,111,056	$-	$-
Value	$14,057,895	$49,903	$1,140,635	$3,859,468	$16,768,169	$10,671,218	$-	$-
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	1	-	-	-	-	25	-	-
Total assets	14,057,896	49,903	1,140,635	3,859,468	16,768,169	10,671,243	-	-
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	4	10	11	-	-	-
Total liabilities	-	-	4	10	11	-	-	-
NET ASSETS (For variable life insurance policies)	$14,057,896	$49,903	$1,140,631	$3,859,458	$16,768,158	$10,671,243	$-	$-
Outstanding Units
Policy owners	4,492,401	60,691	529,251	942,788	4,272,388	6,484,464	-	-
UNIT VALUE
Executive Benefit Variable Universal Life	$4.47	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	3.84	-	2.26	4.28	-	-	-	-
Variable Universal Life	3.06	-	2.12	4.03	3.83	1.61	-	-
Survivorship Variable Universal Life II	3.28	-	2.26	4.28	4.10	1.73	-	-
C.M. Life Electrum Select(SM)	-	0.82	-	-	-	-	0.83	0.86

See Notes to Financial Statements.

F-10

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
ASSETS
Investments
Number of shares	549	503	5,819	737	102,005	7,751	3,904	11,620
Identified cost	$7,712	$13,849	$195,519	$7,285	$1,906,274	$173,320	$36,651	$177,278
Value	$7,015	$13,707	$187,768	$6,771	$1,153,675	$167,026	$32,245	$141,183
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	3	-	-	-
Total assets	7,015	13,707	187,768	6,771	1,153,678	167,026	32,245	141,183
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	11	-	-	-	-	-
Total liabilities	-	-	11	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$7,015	$13,707	$187,757	$6,771	$1,153,678	$167,026	$32,245	$141,183
Outstanding Units
Policy owners	9,237	17,645	35,596	7,189	198,893	173,491	37,587	197,587
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	5.44	-	6.07	-	-	-
Variable Universal Life	-	-	5.13	-	5.73	-	-	-
Survivorship Variable Universal Life II	-	-	5.44	-	6.07	-	-	-
C.M. Life Electrum Select(SM)	0.76	0.78	-	0.94	-	0.96	0.86	0.71

See Notes to Financial Statements.

F-11

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division	MML Foreign Division
ASSETS
Investments
Number of shares	11,080	1,021,510	410,621	534	457	1,543,406	1,870,048	6,295
Identified cost	$103,348	$21,629,405	$6,867,936	$4,864	$4,106	$39,151,229	$48,951,813	$54,071
Value	$91,520	$17,184,879	$4,393,641	$4,299	$3,801	$41,303,525	$49,911,592	$52,376
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	1	-	-	-	-	7	-	-
Total assets	91,521	17,184,879	4,393,641	4,299	3,801	41,303,532	49,911,592	52,376
LIABILITIES
Payable to C.M. Life Insurance Company	-	12	-	-	-	-	9	-
Total liabilities	-	12	-	-	-	-	9	-
NET ASSETS (For variable life insurance policies)	$91,521	$17,184,867	$4,393,641	$4,299	$3,801	$41,303,532	$49,911,583	$52,376
Outstanding Units
Policy owners	106,143	5,365,568	2,081,871	5,000	4,418	13,196,820	12,677,806	59,319
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	3.44	2.94	-	-	3.39	4.68	-
Variable Universal Life	-	3.10	2.05	-	-	3.08	3.97	-
Survivorship Variable Universal Life II	-	3.30	2.19	-	-	3.38	3.59	-
C.M. Life Electrum Select(SM)	0.86	0.84	0.61	0.86	0.86	0.98	-	0.88

See Notes to Financial Statements.

F-12

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division
ASSETS
Investments
Number of shares	4,351	19,729	-	5,882	158,910	3,935	760,772	124,820
Identified cost	$27,143	$163,349	$-	$66,545	$1,619,654	$40,740	$9,540,726	$1,563,086
Value	$16,489	$145,597	$-	$63,645	$1,377,747	$38,599	$8,063,730	$1,663,462
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1	-	-	1	-	4	-
Total assets	16,489	145,598	-	63,645	1,377,748	38,599	8,063,734	1,663,462
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	30
Total liabilities	-	-	-	-	-	-	-	30
NET ASSETS (For variable life insurance policies)	$16,489	$145,598	$-	$63,645	$1,377,748	$38,599	$8,063,734	$1,663,432
Outstanding Units
Policy owners	19,572	169,001	-	62,250	780,434	52,920	3,574,803	772,465
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	1.85	-	2.43	2.21
Variable Universal Life	-	-	-	-	1.74	-	2.19	2.07
Survivorship Variable Universal Life II	-	-	-	-	1.85	-	2.34	2.21
C.M. Life Electrum Select(SM)	0.84	0.86	0.89	1.02	0.87	0.73	0.85	0.89

See Notes to Financial Statements.

F-13

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division	MML U.S. Government Money Market Division
ASSETS
Investments
Number of shares	6,072	4,194	459	1,551,466	788,163	-	1,033	8,366,540
Identified cost	$66,828	$40,232	$4,088	$14,809,354	$9,812,261	$-	$9,501	$8,365,859
Value	$53,370	$36,023	$3,967	$14,569,028	$6,638,527	$-	$9,073	$8,366,540
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	80
Total assets	53,370	36,023	3,967	14,569,028	6,638,527	-	9,073	8,366,620
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	2	7	-	-	-
Total liabilities	-	-	-	2	7	-	-	-
NET ASSETS (For variable life insurance policies)	$53,370	$36,023	$3,967	$14,569,026	$6,638,520	$-	$9,073	$8,366,620
Outstanding Units
Policy owners	69,499	41,779	4,303	2,727,693	2,077,144	-	10,646	6,738,678
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	4.79	4.86	-	-	1.38
Variable Universal Life	-	-	-	5.50	3.63	-	-	1.25
Survivorship Variable Universal Life II	-	-	-	5.29	3.89	-	-	1.26
C.M. Life Electrum Select(SM)	0.77	0.86	0.92	0.87	0.79	0.87	0.85	1.01

See Notes to Financial Statements.

F-14

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
		$
ASSETS
Investments
Number of shares	7,579	137	1,514	98	129,570	267,867	2,113,368	318,865
Identified cost	$71,607	$1,664	$14,235	$457	$4,500,354	$7,395,460	$58,469,826	$4,361,372
Value	$71,623	$1,571	$13,593	$449	$4,008,899	$7,235,099	$54,630,567	$3,880,587
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	2	-	-	-	-	-	-	-
Total assets	71,625	1,571	13,593	449	4,008,899	7,235,099	54,630,567	3,880,587
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	1	-	13	9	14	10
Total liabilities	-	-	1	-	13	9	14	10
NET ASSETS (For variable life insurance policies)	$71,625	$1,571	$13,592	$449	$4,008,886	$7,235,090	$54,630,553	$3,880,577
Outstanding Units
Policy owners	80,102	1,762	15,857	470	739,801	1,620,257	6,602,436	2,303,149
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	5.65	4.64	9.44	1.86
Variable Universal Life	-	-	-	-	5.32	4.38	8.48	1.63
Survivorship Variable Universal Life II	-	-	-	-	5.65	4.64	6.85	1.75
C.M. Life Electrum Select(SM)	0.89	0.89	0.86	0.96	-	-	-	-

See Notes to Financial Statements.

F-15

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
ASSETS
Investments
Number of shares	309	498	1,285	4,012	6,824	1,773	3,826
Identified cost	$3,952	$10,897	$62,255	$56,493	$162,899	$22,658	$38,031
Value	$4,057	$10,823	$49,870	$56,214	$164,522	$20,448	$37,954
Dividends receivable	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	1	-	-
Total assets	4,057	10,823	49,870	56,214	164,523	20,448	37,954
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$4,057	$10,823	$49,870	$56,214	$164,523	$20,448	$37,954
Outstanding Units
Policy owners	4,252	12,456	57,447	62,345	160,794	26,504	40,221
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.95	0.87	0.87	0.90	1.02	0.77	0.94

See Notes to Financial Statements.

F-16

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
Investment income
Dividends	$-	$522,340	$2	$53,103	$206,007	$135,355	$101	$85
Expenses
Mortality and expense risk fees and administrative expense charges	14	141,267	51	11,078	42,781	45,505	7	29
Net investment income (loss)	(14)	381,073	(49)	42,025	163,226	89,850	94	56
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(226)	666,033	(64)	178,456	18,073	131,991	(3)	(89)
Realized gain distribution	191	7,232,543	17	202,768	1,085,275	1,040,413	-	235
Realized gain (loss)	(35)	7,898,576	(47)	381,224	1,103,348	1,172,404	(3)	146
Change in net unrealized appreciation/depreciation of investments	(111)	(12,620,059)	(394)	(416,557)	(2,884,761)	(3,316,005)	(222)	(231)
Net gain (loss) on investments	(146)	(4,721,483)	(441)	(35,333)	(1,781,413)	(2,143,601)	(225)	(85)
Net increase (decrease) in net assets resulting from operations	(160)	(4,340,410)	(490)	6,692	(1,618,187)	(2,053,751)	(131)	(29)
Capital transactions:
Transfers of net premiums	12,312	877,085	36,551	86,528	382,060	283,028	4,069	10,957
Transfers due to death benefits	-	(152,376)	-	-	(15,256)	(69,862)	-	-
Transfers due to withdrawal of funds	(54)	(840,607)	(10)	(128,603)	(188,186)	(173,323)	-	-
Transfers due to policy loans, net of repayments	-	(272,579)	-	(186,617)	(55,427)	(100,300)	-	-
Transfers due to charges for administrative and insurance costs	(244)	(1,018,996)	(563)	(85,440)	(357,949)	(278,172)	(105)	(184)
Transfers between Divisions and to/from General Account	6	(33,534)	20,884	104,480	350,891	151,062	-	1,070
Net increase (decrease) in net assets resulting from capital transactions	12,020	(1,441,007)	56,862	(209,652)	116,133	(187,567)	3,964	11,843
Total increase (decrease)	11,860	(5,781,417)	56,372	(202,960)	(1,502,054)	(2,241,318)	3,833	11,814
NET ASSETS, at beginning of the year	-	33,489,182	-	2,766,523	11,859,082	12,199,405	-	-
NET ASSETS, at end of the year	$11,860	$27,707,765	$56,372	$2,563,563	$10,357,028	$9,958,087	$3,833	$11,814

See Notes to Financial Statements.

F-17

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
Investment income
Dividends	$122	$1,191	$1,361	$11	$3	$-	$130	$8
Expenses
Mortality and expense risk fees and administrative expense charges	20	90	332	2	1	6	61	8
Net investment income (loss)	102	1,101	1,029	9	2	(6)	69	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(46)	(101)	(165)	(59)	(194)	(888)	(149)	(231)
Realized gain distribution	39	-	1,231	-	145	459	-	108
Realized gain (loss)	(7)	(101)	1,066	(59)	(49)	(429)	(149)	(123)
Change in net unrealized appreciation/depreciation of investments	-	(93)	(2,098)	-	-	-	(4,162)	(78)
Net gain (loss) on investments	(7)	(194)	(1,032)	(59)	(49)	(429)	(4,311)	(201)
Net increase (decrease) in net assets resulting from operations	95	907	(3)	(50)	(47)	(435)	(4,242)	(201)
Capital transactions:
Transfers of net premiums	1,956	10,072	90,869	1,502	1,328	5,625	21,930	10,689
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	(7)	(8)	(1,420)	(1,254)	(5,076)	(4,968)	(2,622)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(103)	(280)	(1,450)	(32)	(27)	(114)	(602)	(156)
Transfers between Divisions and to/from General Account	9,770	30,199	32,085	-	-	-	54,284	-
Net increase (decrease) in net assets resulting from capital transactions	11,623	39,984	121,496	50	47	435	70,644	7,911
Total increase (decrease)	11,718	40,891	121,493	-	-	-	66,402	7,710
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$11,718	$40,891	$121,493	$-	$-	$-	$66,402	$7,710

See Notes to Financial Statements.

F-18

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	DFA VA International Small Division	DFA U.S.Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
Investment income
Dividends	$1,110	$797	$1,387	$41,475	$21	$357,860	$1,828	$1,104
Expenses
Mortality and expense risk fees and administrative expense charges	89	134	37	18,583	17	330,485	224	166
Net investment income (loss)	1,021	663	1,350	22,892	4	27,375	1,604	938
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(103)	(21)	(14)	(15,681)	(23)	2,831,014	(118)	(95)
Realized gain distribution	756	4,719	-	780,177	387	3,384,098	2,411	-
Realized gain (loss)	653	4,698	(14)	764,496	364	6,215,112	2,293	(95)
Change in net unrealized appreciation/depreciation of investments	(879)	(5,189)	(2,204)	(1,907,917)	(844)	(30,144,246)	1,194	(3,593)
Net gain (loss) on investments	(226)	(491)	(2,218)	(1,143,421)	(480)	(23,929,134)	3,487	(3,688)
Net increase (decrease) in net assets resulting from operations	795	172	(868)	(1,120,529)	(476)	(23,901,759)	5,091	(2,750)
Capital transactions:
Transfers of net premiums	20,603	29,266	8,158	106,752	7,856	1,666,080	6,498	90,800
Transfers due to death benefits	-	-	-	(4,805)	-	(314,840)	-	-
Transfers due to withdrawal of funds	-	-	-	(44,305)	(39)	(1,815,113)	(12)	(272)
Transfers due to policy loans, net of repayments	-	-	-	(39,770)	-	(813,068)	-	-
Transfers due to charges for administrative and insurance costs	(508)	(770)	(209)	(103,348)	(178)	(2,191,135)	(567)	(1,840)
Transfers between Divisions and to/from General Account	21,627	31,337	9,173	(138,440)	10,149	18,773	143,163	8,903
Net increase (decrease) in net assets resulting from capital transactions	41,722	59,833	17,122	(223,916)	17,788	(3,449,303)	149,082	97,591
Total increase (decrease)	42,517	60,005	16,254	(1,344,445)	17,312	(27,351,062)	154,173	94,841
NET ASSETS, at beginning of the year	-	-	-	5,419,937	-	90,757,280	-	-
NET ASSETS, at end of the year	$42,517	$60,005	$16,254	$4,075,492	$17,312	$63,406,218	$154,173	$94,841

See Notes to Financial Statements.

F-19

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
Investment income
Dividends	$54	$565	$714	$248	$152	$464	$164	$6
Expenses
Mortality and expense risk fees and administrative expense charges	9	87	89	66	42	59	31	1
Net investment income (loss)	45	478	625	182	110	405	133	5
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52)	(285)	(256)	(1,513)	(921)	(353)	(553)	(4)
Realized gain distribution	-	6	9	3	2	55	58	1
Realized gain (loss)	(52)	(279)	(247)	(1,510)	(919)	(298)	(495)	(3)
Change in net unrealized appreciation/depreciation of investments	(163)	(1,626)	123	(162)	(144)	(897)	(325)	(15)
Net gain (loss) on investments	(215)	(1,905)	(124)	(1,672)	(1,063)	(1,195)	(820)	(18)
Net increase (decrease) in net assets resulting from operations	(170)	(1,427)	501	(1,490)	(953)	(790)	(687)	(13)
Capital transactions:
Transfers of net premiums	5,324	51,210	20,238	40,842	28,359	28,720	19,778	439
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(660)	(666)	(6,714)	(21,008)	(12,652)	(2,899)	(7,210)	-
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(106)	(1,024)	(745)	(851)	(564)	(631)	(393)	(9)
Transfers between Divisions and to/from General Account	116	199	53,032	5,947	116	11,348	690	9
Net increase (decrease) in net assets resulting from capital transactions	4,674	49,719	65,811	24,930	15,259	36,538	12,865	439
Total increase (decrease)	4,504	48,292	66,312	23,440	14,306	35,748	12,178	426
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426

See Notes to Financial Statements.

F-20

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
Investment income
Dividends	$26	$-	$4,877	$1,964	$40,880	$1,496	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	4	-	951	173	18,168	413	6	24,866
Net investment income (loss)	22	-	3,926	1,791	22,712	1,083	(6)	(24,866)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(10)	7	(777)	(305)	(178,275)	27	(146)	(17,555)
Realized gain distribution	-	-	-	-	771,463	32,167	-	1,054,770
Realized gain (loss)	(10)	7	(777)	(305)	593,188	32,194	(146)	1,037,215
Change in net unrealized appreciation/depreciation of investments	(78)	(2)	(11,237)	(4,678)	(1,105,042)	(18,339)	-	(3,628,060)
Net gain (loss) on investments	(88)	5	(12,014)	(4,983)	(511,854)	13,855	(146)	(2,590,845)
Net increase (decrease) in net assets resulting from operations	(66)	5	(8,088)	(3,192)	(489,142)	14,938	(152)	(2,615,711)
Capital transactions:
Transfers of net premiums	2,198	-	361,540	96,210	195,776	-	4,886	115,026
Transfers due to death benefits	-	-	-	-	(8,094)	-	-	(40,722)
Transfers due to withdrawal of funds	-	(5)	(112)	-	(47,257)	2	(4,634)	(67,474)
Transfers due to policy loans, net of repayments	-	-	-	-	(138,969)	-	-	(39,654)
Transfers due to charges for administrative and insurance costs	(43)	-	(5,462)	(1,664)	(134,559)	(523)	(100)	(175,125)
Transfers between Divisions and to/from General Account	84	-	59,344	-	(283,842)	195,514	-	491,928
Net increase (decrease) in net assets resulting from capital transactions	2,239	(5)	415,310	94,546	(416,945)	194,993	152	283,979
Total increase (decrease)	2,173	-	407,222	91,354	(906,087)	209,931	-	(2,331,732)
NET ASSETS, at beginning of the year	-	-	-	-	5,020,912	-	-	7,767,679
NET ASSETS, at end of the year	$2,173	$-	$407,222	$91,354	$4,114,825	$209,931	$-	$5,435,947

See Notes to Financial Statements.

F-21

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Investment income
Dividends	$-	$-	$106,061	$-	$12,340	$-	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	16,905	237,970	11,431	275,257	2,432	247,497	31,727	4,825
Net investment income (loss)	(16,905)	(237,970)	94,630	(275,257)	9,908	(247,497)	(31,727)	(4,825)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(175,061)	984,694	(16,094)	2,000,743	1,305	1,536,357	(181,084)	14,724
Realized gain distribution	787,498	17,997,326	1,653	16,184,734	80,959	8,792,195	-	147,171
Realized gain (loss)	612,437	18,982,020	(14,441)	18,185,477	82,264	10,328,552	(181,084)	161,895
Change in net unrealized appreciation/depreciation of investments	(2,087,115)	(39,461,914)	(513,244)	(42,806,127)	(103,115)	(32,163,882)	(730,627)	(330,410)
Net gain (loss) on investments	(1,474,678)	(20,479,894)	(527,685)	(24,620,650)	(20,851)	(21,835,330)	(911,711)	(168,515)
Net increase (decrease) in net assets resulting from operations	(1,491,583)	(20,717,864)	(433,055)	(24,895,907)	(10,943)	(22,082,827)	(943,438)	(173,340)
Capital transactions:
Transfers of net premiums	105,217	1,540,963	121,281	1,608,478	29,037	1,702,593	370,517	24,776
Transfers due to death benefits	-	(363,046)	(880)	(303,996)	(827)	(329,229)	(13,678)	(847)
Transfers due to withdrawal of funds	(87,307)	(977,334)	(17,751)	(1,291,050)	(2,446)	(1,207,345)	(128,319)	(7,641)
Transfers due to policy loans, net of repayments	(23,259)	(875,706)	(10,833)	(606,117)	(3,497)	(735,247)	(153,061)	(9,192)
Transfers due to charges for administrative and insurance costs	(144,289)	(1,746,061)	(101,043)	(1,645,783)	(30,830)	(1,647,369)	(327,470)	(42,613)
Transfers between Divisions and to/from General Account	(56,714)	410,213	41,372	105,161	40,321	638,649	49,029	(32,273)
Net increase (decrease) in net assets resulting from capital transactions	(206,352)	(2,010,971)	32,146	(2,133,307)	31,758	(1,577,948)	(202,982)	(67,790)
Total increase (decrease)	(1,697,935)	(22,728,835)	(400,909)	(27,029,214)	20,815	(23,660,775)	(1,146,420)	(241,130)
NET ASSETS, at beginning of the year	5,445,291	67,562,853	3,005,336	80,082,095	625,298	69,283,191	8,063,814	1,300,387
NET ASSETS, at end of the year	$3,747,356	$44,834,018	$2,604,427	$53,052,881	$646,113	$45,622,416	$6,917,394	$1,059,257

See Notes to Financial Statements.

F-22

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Investment income
Dividends	$227,088	$-	$-	$39,877	$37,008	$118,310	$4	$17
Expenses
Mortality and expense risk fees and administrative expense charges	69,516	153	6,496	19,309	85,033	51,202	1	2
Net investment income (loss)	157,572	(153)	(6,496)	20,568	(48,025)	67,108	3	15
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	138,502	(250)	34,424	73,972	90,923	400,155	(160)	(316)
Realized gain distribution	5,853,249	9,700	526,741	120,744	2,956,740	1,239,314	111	263
Realized gain (loss)	5,991,751	9,450	561,165	194,716	3,047,663	1,639,469	(49)	(53)
Change in net unrealized appreciation/depreciation of investments	(9,889,522)	(16,746)	(1,333,057)	(1,019,597)	(11,843,379)	(4,346,218)	-	-
Net gain (loss) on investments	(3,897,771)	(7,296)	(771,892)	(824,881)	(8,795,716)	(2,706,749)	(49)	(53)
Net increase (decrease) in net assets resulting from operations	(3,740,199)	(7,449)	(778,388)	(804,313)	(8,843,741)	(2,639,641)	(46)	(38)
Capital transactions:
Transfers of net premiums	423,308	58,856	53,132	88,994	407,171	339,074	1,109	1,617
Transfers due to death benefits	(201,388)	-	(118)	(32,541)	(5,812)	(33,728)	-	-
Transfers due to withdrawal of funds	(179,814)	-	(23,860)	(25,210)	(444,697)	(109,140)	(1,040)	(1,545)
Transfers due to policy loans, net of repayments	(318,062)	-	(7,020)	(32,650)	(251,444)	(105,204)	-	-
Transfers due to charges for administrative and insurance costs	(427,180)	(1,504)	(82,207)	(125,214)	(515,317)	(266,922)	(23)	(34)
Transfers between Divisions and to/from General Account	101,485	-	19,916	20,831	80,032	72,989	-	-
Net increase (decrease) in net assets resulting from capital transactions	(601,651)	57,352	(40,157)	(105,790)	(730,067)	(102,931)	46	38
Total increase (decrease)	(4,341,850)	49,903	(818,545)	(910,103)	(9,573,808)	(2,742,572)	-	-
NET ASSETS, at beginning of the year	18,399,746	-	1,959,176	4,769,561	26,341,966	13,413,815	-	-
NET ASSETS, at end of the year	$14,057,896	$49,903	$1,140,631	$3,859,458	$16,768,158	$10,671,243	$-	$-

See Notes to Financial Statements.

F-23

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Investment income
Dividends	$58	$111	$1,517	$50	$-	$1,932	$696	$682
Expenses
Mortality and expense risk fees and administrative expense charges	9	23	903	11	6,049	223	72	74
Net investment income (loss)	49	88	614	39	(6,049)	1,709	624	608
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(87)	(2)	11,747	(31)	5,137	(137)	(16)	(66)
Realized gain distribution	253	618	29,073	419	385,217	8,234	4,712	35,032
Realized gain (loss)	166	616	40,820	388	390,354	8,097	4,696	34,966
Change in net unrealized appreciation/depreciation of investments	(697)	(142)	(88,117)	(514)	(888,310)	(6,294)	(4,406)	(36,095)
Net gain (loss) on investments	(531)	474	(47,297)	(126)	(497,956)	1,803	290	(1,129)
Net increase (decrease) in net assets resulting from operations	(482)	562	(46,683)	(87)	(504,005)	3,512	914	(521)
Capital transactions:
Transfers of net premiums	3,674	-	10,786	7,049	27,828	138,136	-	-
Transfers due to death benefits	-	-	(1,025)	-	(138)	-	-	-
Transfers due to withdrawal of funds	-	(1)	(8,622)	(22)	(16,429)	(1)	-	-
Transfers due to policy loans, net of repayments	-	-	(3,870)	-	(7,582)	-	-	-
Transfers due to charges for administrative and insurance costs	(86)	(34)	(8,622)	(141)	(34,798)	(1,909)	(81)	(374)
Transfers between Divisions and to/from General Account	3,909	13,180	(31,039)	(28)	(24,363)	27,288	31,412	142,078
Net increase (decrease) in net assets resulting from capital transactions	7,497	13,145	(42,392)	6,858	(55,482)	163,514	31,331	141,704
Total increase (decrease)	7,015	13,707	(89,075)	6,771	(559,487)	167,026	32,245	141,183
NET ASSETS, at beginning of the year	-	-	276,832	-	1,713,165	-	-	-
NET ASSETS, at end of the year	$7,015	$13,707	$187,757	$6,771	$1,153,678	$167,026	$32,245	$141,183

See Notes to Financial Statements.

F-24

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Investment income
Dividends	$2,052	$3,571	$251,163	$-	$178	$156	$670,494	$679,700
Expenses
Mortality and expense risk fees and administrative expense charges	5	210	80,678	23,160	10	9	204,911	239,680
Net investment income (loss)	2,047	3,361	170,485	(23,160)	168	147	465,583	440,020
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,215)	(163)	17,733	(23,987)	(2)	(6)	1,099,635	1,952,433
Realized gain distribution	372	6,957	336,323	977,529	376	-	4,481,929	3,339,913
Realized gain (loss)	(2,843)	6,794	354,056	953,542	374	(6)	5,581,564	5,292,346
Change in net unrealized appreciation/depreciation of investments	-	(11,828)	(4,126,816)	(3,948,355)	(565)	(305)	(8,353,934)	(17,701,256)
Net gain (loss) on investments	(2,843)	(5,034)	(3,772,760)	(2,994,813)	(191)	(311)	(2,772,370)	(12,408,910)
Net increase (decrease) in net assets resulting from operations	(796)	(1,673)	(3,602,275)	(3,017,973)	(23)	(164)	(2,306,787)	(11,968,890)
Capital transactions:
Transfers of net premiums	6,816	87,462	667,192	182,251	-	4,070	1,543,400	1,154,865
Transfers due to death benefits	-	-	(327,124)	(53,287)	-	-	(237,930)	(267,907)
Transfers due to withdrawal of funds	(6,180)	-	(212,118)	(24,052)	-	-	(962,934)	(2,702,962)
Transfers due to policy loans, net of repayments	-	-	(88,098)	(61,164)	-	-	(372,428)	(619,173)
Transfers due to charges for administrative and insurance costs	(157)	(1,489)	(855,499)	(176,092)	(11)	(105)	(1,762,499)	(1,402,928)
Transfers between Divisions and to/from General Account	317	7,221	37,319	(162,046)	4,333	-	193,525	804,939
Net increase (decrease) in net assets resulting from capital transactions	796	93,194	(778,328)	(294,390)	4,322	3,965	(1,598,866)	(3,033,166)
Total increase (decrease)	-	91,521	(4,380,603)	(3,312,363)	4,299	3,801	(3,905,653)	(15,002,056)
NET ASSETS, at beginning of the year	-	-	21,565,470	7,706,004	-	-	45,209,185	64,913,639
NET ASSETS, at end of the year	$-	$91,521	$17,184,867	$4,393,641	$4,299	$3,801	$41,303,532	$49,911,583

See Notes to Financial Statements.

F-25

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
Investment income
Dividends	$1,152	$247	$4,099	$154	$908	$39,002	$-	$266,618
Expenses
Mortality and expense risk fees and administrative expense charges	84	16	327	3	137	7,151	59	36,618
Net investment income (loss)	1,068	231	3,772	151	771	31,851	(59)	230,000
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(158)	(105)	(192)	(228)	(18)	(10,751)	(149)	(56,634)
Realized gain distribution	2,145	11,189	16,941	-	6,912	109,663	904	89,215
Realized gain (loss)	1,987	11,084	16,749	(228)	6,894	98,912	755	32,581
Change in net unrealized appreciation/depreciation of investments	(1,695)	(10,654)	(17,751)	-	(2,900)	(353,028)	(2,142)	(1,751,812)
Net gain (loss) on investments	292	430	(1,002)	(228)	3,994	(254,116)	(1,387)	(1,719,231)
Net increase (decrease) in net assets resulting from operations	1,360	661	2,770	(77)	4,765	(222,265)	(1,446)	(1,489,231)
Capital transactions:
Transfers of net premiums	28,964	965	670	2,137	-	111,903	12,107	305,056
Transfers due to death benefits	-	-	-	-	-	(1,647)	-	(5,578)
Transfers due to withdrawal of funds	-	(63)	(623)	(2,015)	-	(9,275)	(52)	(195,346)
Transfers due to policy loans, net of repayments	-	-	-	-	-	(16,048)	-	(52,461)
Transfers due to charges for administrative and insurance costs	(626)	(66)	(380)	(45)	(154)	(101,219)	(440)	(434,268)
Transfers between Divisions and to/from General Account	22,678	14,992	143,161	-	59,034	18,125	28,430	213,513
Net increase (decrease) in net assets resulting from capital transactions	51,016	15,828	142,828	77	58,880	1,839	40,045	(169,084)
Total increase (decrease)	52,376	16,489	145,598	-	63,645	(220,426)	38,599	(1,658,315)
NET ASSETS, at beginning of the year	-	-	-	-	-	1,598,174	-	9,722,049
NET ASSETS, at end of the year	$52,376	$16,489	$145,598	$-	$63,645	$1,377,748	$38,599	$8,063,734

See Notes to Financial Statements.

F-26

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
Investment income
Dividends	$8,399	$-	$1,249	$138	$109,110	$-	$3	$117
Expenses
Mortality and expense risk fees and administrative expense charges	6,347	140	81	9	69,531	31,789	1	19
Net investment income (loss)	2,052	(140)	1,168	129	39,579	(31,789)	2	98
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	16,788	(5,269)	(15)	(3)	93,786	(218,775)	(85)	(102)
Realized gain distribution	-	20,133	3,424	-	1,826,585	2,021,936	72	-
Realized gain (loss)	16,788	14,864	3,409	(3)	1,920,371	1,803,161	(13)	(102)
Change in net unrealized appreciation/depreciation of investments	(255,502)	(13,458)	(4,210)	(120)	(4,867,488)	(3,735,253)	-	(429)
Net gain (loss) on investments	(238,714)	1,406	(801)	(123)	(2,947,117)	(1,932,092)	(13)	(531)
Net increase (decrease) in net assets resulting from operations	(236,662)	1,266	367	6	(2,907,538)	(1,963,881)	(11)	(433)
Capital transactions:
Transfers of net premiums	84,613	64,902	2	4,069	395,598	177,003	278	9,963
Transfers due to death benefits	(1,666)	-	-	-	(85,970)	(46,413)	-	-
Transfers due to withdrawal of funds	(8,795)	(11,936)	-	-	(303,913)	(82,566)	(261)	-
Transfers due to policy loans, net of repayments	(36,584)	-	-	-	(114,716)	(46,223)	-	-
Transfers due to charges for administrative and insurance costs	(80,767)	(862)	(91)	(108)	(423,199)	(189,535)	(6)	(195)
Transfers between Divisions and to/from General Account	12,936	-	35,745	-	4,781	382,586	-	(262)
Net increase (decrease) in net assets resulting from capital transactions	(30,263)	52,104	35,656	3,961	(527,419)	194,852	11	9,506
Total increase (decrease)	(266,925)	53,370	36,023	3,967	(3,434,957)	(1,769,029)	-	9,073
NET ASSETS, at beginning of the year	1,930,357	-	-	-	18,003,983	8,407,549	-	-
NET ASSETS, at end of the year	$1,663,432	$53,370	$36,023	$3,967	$14,569,026	$6,638,520	$-	$9,073

See Notes to Financial Statements.

F-27

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML U.S . Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
Investment income
Dividends	$100,889	$466	$46	$211	$5	$-	$138,853	$-
Expenses
Mortality and expense risk fees and administrative expense charges	35,273	76	2	21	1	21,892	32,545	281,166
Net investment income (loss)	65,616	390	44	190	4	(21,892)	106,308	(281,166)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	26	(87)	-	(2)	(2)	337,983	8,153	771,344
Realized gain distribution	-	333	-	-	1	213,328	376,014	1,714,190
Realized gain (loss)	26	246	-	(2)	(1)	551,311	384,167	2,485,534
Change in net unrealized appreciation/depreciation of investments	(26)	16	(93)	(643)	(9)	(3,071,983)	(803,983)	(19,208,682)
Net gain (loss) on investments	-	262	(93)	(645)	(10)	(2,520,672)	(419,816)	(16,723,148)
Net increase (decrease) in net assets resulting from operations	65,616	652	(49)	(455)	(6)	(2,542,564)	(313,508)	(17,004,314)
Capital transactions:
Transfers of net premiums	2,948,416	32,673	-	2	433	116,468	208,517	1,242,474
Transfers due to death benefits	(1,441)	-	-	-	-	(4,899)	(15,544)	(259,141)
Transfers due to withdrawal of funds	(515,125)	-	(1)	(1)	-	(65,959)	(75,784)	(1,588,111)
Transfers due to policy loans, net of repayments	(99,716)	-	-	-	-	(56,978)	(130,499)	(877,660)
Transfers due to charges for administrative and insurance costs	(646,511)	(869)	(4)	(35)	(10)	(146,365)	(292,864)	(1,759,993)
Transfers between Divisions and to/from General Account	(1,614,005)	39,169	1,625	14,081	32	(70,031)	745,086	187,862
Net increase (decrease) in net assets resulting from capital transactions	71,618	70,973	1,620	14,047	455	(227,764)	438,912	(3,054,569)
Total increase (decrease)	137,234	71,625	1,571	13,592	449	(2,770,328)	125,404	(20,058,883)
NET ASSETS, at beginning of the year	8,229,386	-	-	-	-	6,779,214	7,109,686	74,689,436
NET ASSETS, at end of the year	$8,366,620	$71,625	$1,571	$13,592	$449	$4,008,886	$7,235,090	$54,630,553

See Notes to Financial Statements.

F-28

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Investment income
Dividends	$113,202	$-	$27	$467	$-	$1,445	$38	$-
Expenses
Mortality and expense risk fees and administrative expense charges	15,698	11	30	261	118	571	56	95
Net investment income (loss)	97,504	(11)	(3)	206	(118)	874	(18)	(95)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52,403)	(75)	(318)	(351)	(63)	(481)	(129)	(1)
Realized gain distribution	-	-	137	5,046	-	6,142	86	-
Realized gain (loss)	(52,403)	(75)	(181)	4,695	(63)	5,661	(43)	(1)
Change in net unrealized appreciation/depreciation of investments	(362,467)	105	(74)	(12,385)	(280)	1,623	(2,210)	(77)
Net gain (loss) on investments	(414,870)	30	(255)	(7,690)	(343)	7,284	(2,253)	(78)
Net increase (decrease) in net assets resulting from operations	(317,366)	19	(258)	(7,484)	(461)	8,158	(2,271)	(173)
Capital transactions:
Transfers of net premiums	128,475	5,582	12,180	58,856	27,078	158,911	18,963	38,390
Transfers due to death benefits	(22,365)	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(30,791)	(1,407)	-	-	(8)	1	(967)	-
Transfers due to policy loans, net of repayments	(71,104)	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(118,447)	(137)	(241)	(1,502)	(690)	(2,547)	(396)	(263)
Transfers between Divisions and to/from General Account	219,778	-	(858)	-	30,295	-	5,119	-
Net increase (decrease) in net assets resulting from capital transactions	105,546	4,038	11,081	57,354	56,675	156,365	22,719	38,127
Total increase (decrease)	(211,820)	4,057	10,823	49,870	56,214	164,523	20,448	37,954
NET ASSETS, at beginning of the year	4,092,397	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$3,880,577	$4,057	$10,823	$49,870	$56,214	$164,523	$20,448	$37,954

See Notes to Financial Statements.

F-29

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
Investment income
Dividends	$346,204	$45,982	$171,109	$129,412	$46,078	$51,193	$-	$49,024
Expenses
Mortality and expense risk fees and administrative expense charges	153,732	11,731	45,057	50,401	23,013	386,196	-	20,679
Net investment income (loss)	192,472	34,251	126,052	79,011	23,065	(335,003)	-	28,345
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,802,837	147,682	175,731	595,367	117,299	3,807,338	33	(34,807)
Realized gain distribution	4,675,326	-	366,544	114,327	320,359	10,388,792	-	129,812
Realized gain (loss)	6,478,163	147,682	542,275	709,694	437,658	14,196,130	33	95,005
Change in net unrealized appreciation/depreciation of investments	(142,989)	370,796	841,621	1,669,917	230,792	5,998,173	(30)	927,551
Net gain (loss) on investments	6,335,174	518,478	1,383,896	2,379,611	668,450	20,194,303	3	1,022,556
Net increase (decrease) in net assets resulting from operations	6,527,646	552,729	1,509,948	2,458,622	691,515	19,859,300	3	1,050,901
Capital transactions:
Transfers of net premiums	924,845	84,032	319,853	262,057	111,897	1,788,695	-	169,687
Transfers due to death benefits	(225,229)	-	(40,483)	(309,341)	-	(801,475)	(710)	(103,287)
Transfers due to withdrawal of funds	(2,002,191)	(155,068)	(166,098)	(328,901)	(261,630)	(2,697,162)	(25)	(37,905)
Transfers due to policy loans, net of repayments	(341,729)	(17,283)	(201,431)	(76,473)	(51,865)	(859,866)	-	(46,949)
Transfers due to charges for administrative and insurance costs	(924,718)	(67,073)	(320,801)	(262,049)	(99,782)	(2,082,884)	-	(132,139)
Transfers between Divisions and to/from General Account	729,590	38,324	362,696	(1,111,614)	92,364	54,414	-	(121,135)
Net increase (decrease) in net assets resulting from capital transactions	(1,839,432)	(117,068)	(46,264)	(1,826,321)	(209,016)	(4,598,278)	(735)	(271,728)
Total increase (decrease)	4,688,214	435,661	1,463,684	632,301	482,499	15,261,022	(732)	779,173
NET ASSETS, at beginning of the year	28,800,968	2,330,862	10,395,398	11,567,104	4,937,438	75,496,258	732	4,241,739
NET ASSETS, at end of the year	$33,489,182	$2,766,523	$11,859,082	$12,199,405	$5,419,937	$90,757,280	$-	$5,020,912

See Notes to Financial Statements.

F-30

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
Investment income
Dividends	$-	$-	$-	$64,000	$-	$12,967	$-	$391,649
Expenses
Mortality and expense risk fees and administrative expense charges	29,635	22,582	291,706	12,714	360,606	3,019	328,730	37,368
Net investment income (loss)	(29,635)	(22,582)	(291,706)	51,286	(360,606)	9,948	(328,730)	354,281
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,250)	252,961	2,859,795	8,513	4,336,334	81,316	2,245,924	(159,812)
Realized gain distribution	919,454	500,534	3,431,962	113,891	8,236,716	2,347	3,475,237	-
Realized gain (loss)	916,204	753,495	6,291,757	122,404	12,573,050	83,663	5,721,161	(159,812)
Change in net unrealized appreciation/ depreciation of investments	513,426	(193,293)	6,489,323	(237,070)	663,296	90,349	3,854,931	(524,893)
Net gain (loss) on investments	1,429,630	560,202	12,781,080	(114,667)	13,236,346	174,012	9,576,092	(684,705)
Net increase (decrease) in net assets resulting from operations	1,399,995	537,620	12,489,374	(63,381)	12,875,740	183,960	9,247,362	(330,424)
Capital transactions:
Transfers of net premiums	124,519	121,138	1,557,487	124,998	1,703,684	20,983	1,735,813	389,203
Transfers due to death benefits	(7,799)	(175,819)	(269,797)	(12,898)	(949,831)	(308,092)	(278,629)	(136,028)
Transfers due to withdrawal of funds	(105,202)	(193,212)	(2,380,136)	(40,963)	(2,839,702)	5,628	(2,275,869)	(328,018)
Transfers due to policy loans, net of repayments	(79,322)	(5,815)	(792,007)	(12,815)	(793,546)	(3,960)	(739,772)	(27,769)
Transfers due to charges for administrative and insurance costs	(158,276)	(139,900)	(1,668,955)	(103,782)	(1,661,319)	(22,587)	(1,721,444)	(312,157)
Transfers between Divisions and to/from General Account	17,970	(352,226)	137,112	66,587	(61,361)	(433,332)	86,479	235,089
Net increase (decrease) in net assets resulting from capital transactions	(208,110)	(745,834)	(3,416,296)	21,128	(4,602,075)	(741,360)	(3,193,422)	(179,680)
Total increase (decrease)	1,191,885	(208,214)	9,073,078	(42,253)	8,273,665	(557,400)	6,053,940	(510,104)
NET ASSETS, at beginning of the year	6,575,794	5,653,505	58,489,775	3,047,589	71,808,430	1,182,698	63,229,251	8,573,918
NET ASSETS, at end of the year	$7,767,679	$5,445,291	$67,562,853	$3,005,336	$80,082,095	$625,298	$69,283,191	$8,063,814

See Notes to Financial Statements.

F-31

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division	MFS® New Discovery Division
Investment income
Dividends	$2,559	$120,931	$-	$29,674	$-	$66,941	$1,577	$-
Expenses
Mortality and expense risk fees and administrative expense charges	5,655	76,956	8,533	20,945	109,679	58,659	1,036	8,946
Net investment income (loss)	(3,096)	43,975	(8,533)	8,729	(109,679)	8,282	541	(8,946)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	20,262	507,972	140,253	67,745	783,282	729,438	14,338	101,779
Realized gain distribution	133,101	985,827	184,058	32,413	2,911,977	598,162	7,928	285,827
Realized gain (loss)	153,363	1,493,799	324,311	100,158	3,695,259	1,327,600	22,266	387,606
Change in net unrealized appreciation/ depreciation of investments	(9,370)	2,473,615	(76,520)	559,058	1,380,039	727,680	36,876	(355,317)
Net gain (loss) on investments	143,993	3,967,414	247,791	659,216	5,075,298	2,055,280	59,142	32,289
Net increase (decrease) in net assets resulting from operations	140,897	4,011,389	239,258	667,945	4,965,619	2,063,562	59,683	23,343
Capital transactions:
Transfers of net premiums	29,992	465,358	54,343	86,591	444,098	361,143	18,062	32,349
Transfers due to death benefits	(888)	(29,325)	(1,290)	(15,308)	(196,401)	(232,725)	(2,078)	(19,292)
Transfers due to withdrawal of funds	(6,898)	(598,139)	(18,012)	(23,628)	(1,042,172)	(437,849)	(1,901)	(91,278)
Transfers due to policy loans, net of repayments	(16,806)	(183,047)	(4,408)	(19,005)	(302,414)	(156,851)	(11,812)	(17,431)
Transfers due to charges for administrative and insurance costs	(37,299)	(449,889)	(79,105)	(114,558)	(510,272)	(238,083)	(10,543)	(36,751)
Transfers between Divisions and to/from General Account	169,627	76,559	428,168	70,334	253,011	7,730	(3,238)	193,046
Net increase (decrease) in net assets resulting from capital transactions	137,728	(718,483)	379,696	(15,574)	(1,354,150)	(696,635)	(11,510)	60,643
Total increase (decrease)	278,625	3,292,906	618,954	652,371	3,611,469	1,366,927	48,173	83,986
NET ASSETS, at beginning of the year	1,021,762	15,106,840	1,340,222	4,117,190	22,730,497	12,046,888	228,659	1,629,179
NET ASSETS, at end of the year	$1,300,387	$18,399,746	$1,959,176	$4,769,561	$26,341,966	$13,413,815	$276,832	$1,713,165

See Notes to Financial Statements.

F-32

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Small Cap Equity Division
Investment income
Dividends	$435,816	$-	$710,337	$847,164	$16,198	$309,515	$18,587	$76,913
Expenses
Mortality and expense risk fees and administrative expense charges	90,016	31,747	211,576	258,599	7,454	41,605	7,870	79,719
Net investment income (loss)	345,800	(31,747)	498,761	588,565	8,744	267,910	10,717	(2,806)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	537,301	333,960	1,954,389	2,684,521	20,560	11,732	81,164	687,081
Realized gain distribution	5,226,004	745,272	-	2,568,827	112,844	180,544	-	1,041,980
Realized gain (loss)	5,763,305	1,079,232	1,954,389	5,253,348	133,404	192,276	81,164	1,729,061
Change in net unrealized appreciation/depreciation of investments	(3,321,820)	21,245	8,332,624	8,600,960	(53,741)	(424,178)	149,124	1,758,640
Net gain (loss) on investments	2,441,485	1,100,477	10,287,013	13,854,308	79,663	(231,902)	230,288	3,487,701
Net increase (decrease) in net assets resulting from operations	2,787,285	1,068,730	10,785,774	14,442,873	88,407	36,008	241,005	3,484,895
Capital transactions:
Transfers of net premiums	652,485	143,109	1,541,926	1,163,429	87,106	313,587	69,394	426,372
Transfers due to death benefits	(92,049)	(393,724)	(303,016)	(617,804)	(23,138)	(41,297)	(308,150)	(200,638)
Transfers due to withdrawal of funds	(865,945)	(81,730)	(2,498,457)	(2,036,498)	(29,369)	(257,315)	(123,811)	(781,214)
Transfers due to policy loans, net of repayments	(163,631)	(194,594)	(373,788)	(325,794)	(9,226)	(37,750)	(11,710)	(99,903)
Transfers due to charges for administrative and insurance costs	(814,866)	(182,275)	(1,573,599)	(1,245,505)	(76,648)	(408,221)	(71,648)	(398,363)
Transfers between Divisions and to/from General Account	207,320	407,656	311,916	123,716	(6,275)	435,616	(315,066)	(416,737)
Net increase (decrease) in net assets resulting from capital transactions	(1,076,686)	(301,558)	(2,895,018)	(2,938,456)	(57,550)	4,620	(760,991)	(1,470,483)
Total increase (decrease)	1,710,599	767,172	7,890,756	11,504,417	30,857	40,628	(519,986)	2,014,412
NET ASSETS, at beginning of the year	19,854,871	6,938,832	37,318,429	53,409,222	1,567,317	9,681,421	2,450,343	15,989,571
NET ASSETS, at end of the year	$21,565,470	$7,706,004	$45,209,185	$64,913,639	$1,598,174	$9,722,049	$1,930,357	$18,003,983

See Notes to Financial Statements.

F-33

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
Investment income
Dividends	$-	$-	$-	$106,810	$-	$79,664
Expenses
Mortality and expense risk fees and administrative expense charges	38,879	34,504	30,838	31,056	347,397	18,219
Net investment income (loss)	(38,879)	(34,504)	(30,838)	75,754	(347,397)	61,445
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,726)	17	865,249	91,823	2,240,597	(27,282)
Realized gain distribution	1,330,104	-	723,341	495,555	7,471,119	-
Realized gain (loss)	1,327,379	17	1,588,590	587,378	9,711,716	(27,282)
Change in net unrealized appreciation/depreciation of investments	(726,005)	(17)	(481,300)	816,203	293,403	115,554
Net gain (loss) on investments	601,374	-	1,107,290	1,403,581	10,005,119	88,272
Net increase (decrease) in net assets resulting from operations	562,495	(34,504)	1,076,452	1,479,335	9,657,722	149,717
Capital transactions:
Transfers of net premiums	175,001	716,463	122,724	210,207	1,377,977	148,844
Transfers due to death benefits	(1,841)	(2,825,706)	(308,838)	(31,263)	(508,147)	(4,634)
Transfers due to withdrawal of funds	(246,438)	(1,588,210)	(265,509)	(267,265)	(2,070,442)	(212,805)
Transfers due to policy loans, net of repayments	(110,728)	(149,703)	(9,251)	(59,075)	(736,525)	(45,873)
Transfers due to charges for administrative and insurance costs	(177,519)	(586,798)	(151,304)	(212,315)	(1,728,196)	(123,219)
Transfers between Divisions and to/from General Account	165,773	3,814,982	(396,893)	(33,431)	(391,872)	252,307
Net increase (decrease) in net assets resulting from capital transactions	(195,752)	(618,972)	(1,009,071)	(393,142)	(4,057,205)	14,620
Total increase (decrease)	366,743	(653,476)	67,381	1,086,193	5,600,517	164,337
NET ASSETS, at beginning of the year	8,040,806	8,882,862	6,711,833	6,023,493	69,088,919	3,928,060
NET ASSETS, at end of the year	$8,407,549	$8,229,386	$6,779,214	$7,109,686	$74,689,436	$4,092,397

See Notes to Financial Statements.

F-34

C. M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following five segments within the Separate Account: C.M. Life Electrum SelectSM, Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

F-35

Notes To Financial Statements (Continued)

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
For the year or period ended December 31, 2022, the Separate Account consists of one hundred and sixty-six divisions/sub-accounts that invest in the following mutual funds. All of the divisions may not be available to all of the five segments of the Separate Account:

The division/Sub-Account listed in the first
	Divisions/Sub-Accounts	column invests in the fund in this column
	American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund [1,27]
	American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1]
	American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund [1,27]
	American Century VP International Division	American Century VP International Fund[1,27]
	American Century VP Value Division	American Century VP Value Fund[1]
	American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund[2]
	American Funds® Growth Income Division	American Funds® Growth Income Fund[2]
	American Funds® IS Asset Allocation Division	American Funds® IS Asset Allocation Fund [2,27]
	American Funds® IS Blue Chip Income & Growth Division	American Funds® IS Blue Chip Income & Growth Fund [2,27]
	American Funds® IS Bond Division	American Funds® IS Bond Fund [2,27]
	American Funds® IS Capital World Bond Division	American Funds® IS Capital World Bond Fund [2,27]
	American Funds® IS Global Growth & Income Division	American Funds® IS Global Growth & Income Fund [2,27]
	American Funds® IS Global Growth Division	American Funds® IS Global Growth Fund [2,27]
	American Funds® IS Global Small Cap Division	American Funds® IS Global Small Cap Fund [2,27]
	American Funds® IS Growth Income Division	American Funds® IS Growth Income Fund[2,27]
	American Funds® IS High Income Bond Division	American Funds® IS High Income Bond Fund[2,27]
	American Funds® IS International Growth and Income Division	American Funds® IS International Growth and Income Fund [2,27]
	American Funds® IS New World Division	American Funds® IS New World Fund [2,27]
	American Funds® IS US Government/AAA Rtd Secs Division	American Funds® IS US Government/AAA Rtd Secs Fund[2,27]
	BlackRock Basic Value V.I. Division	BlackRock Basic Value V.I. Fund [27,34]
	BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund [27,34]
	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Fund [27,34]
	BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund [27,34]
	BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[27,35]
	Delaware Ivy VIP Asset Strategy Division [22]	Delaware Ivy VIP Asset Strategy Portfolio [22,27,36]
	Delaware Ivy VIP Science and Technology Division[23]	Delaware Ivy VIP Science and Technology Portfolio [23,27,36]
	Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Fund[27,36]
	Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Fund[27,36]
	DFA VA Global Bond Division	DFA VA Global Bond Portfolio [27,37]
	DFA VA International Small Division	DFA VA International Small Portfolio [27,37]
	DFA VA U.S. Large Value Division	DFA VA U.S. Large Value Portfolio [27,37]
	DFA VA U.S. Targeted Value Division	DFA VA U.S. Targeted Value Portfolio [27,37]
	DFA VIT Inflation Protected Secs Division	DFA VIT Inflation Protected Secs Fund[27,37]
	DWS Small Cap Index Division	DWS Small Cap Index Fund[3]
	Eaton Vance VT Floating Rate Income Division	Eaton Vance VT Floating Rate Income Fund[27,38]
	Fidelity® Growth Division	Fidelity® Growth Fund [4,27]
	Fidelity® VIP Bond Index Division	Fidelity® VIP Bond Index Portfolio [4,27]
	Fidelity® VIP 2 Contra Division	Fidelity® VIP 2 Contra Fund [4,27]
	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Fund[4]
	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Extended Market Index Portfolio [4,27]
F-36

Notes To Financial Statements (Continued)

Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio [4,27]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio [4,27]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio [4,27]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio [4,27]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio [4,27]
Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2045 Portfolio [4,27]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio [4,27]
Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2055 Portfolio [4,27]
Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2060 Portfolio [4,27]
Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom 2065 Portfolio [4,27]
Fidelity® VIP Freedom Income Division	Fidelity® VIP Freedom Income Portfolio [4,27]
Fidelity® VIP Government Money Market Division	Fidelity® VIP Government Money Market Fund[4]
Fidelity® VIP High Income Division	Fidelity® VIP High Income Fund[4]
Fidelity® VIP Index 500 Division (Initial Class)	Fidelity® VIP Index 500 Portfolio (Initial Class)[4,5,27]
Fidelity® VIP Index 500 Division (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)[4,5,27]
Fidelity® VIP International Index Division	Fidelity® VIP International Index Portfolio [4,27]
Fidelity® VIP Overseas Division	Fidelity® VIP Overseas Portfolio [4,27]
Fidelity® VIP Real Estate Division	Fidelity® VIP Real Estate Fund[4,27]
Fidelity® VIP Total Market Index Division	Fidelity® VIP Total Market Index Portfolio [4,27]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund [6,27]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[6]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund [6,27]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund [7,27]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund [7,27]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[7]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund [7,27]
Goldman Sachs Mid Cap Growth Division[28]	Goldman Sachs Mid Cap Growth Fund [7,27,28]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [7,27]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[8]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund [8,27]
Invesco V.I. Capital Appreciation Division [15]	Invesco V.I. Capital Appreciation Fund [8,15]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund [8,27]
Invesco V.I. Conservative Balanced Division [16]	Invesco V.I. Conservative Balanced Fund [8,16]
Invesco V.I. Core Plus Bond Division[17]	Invesco V.I. Core Plus Bond Fund[8,17,29]
Invesco V.I. Discovery Mid Cap Growth Division [18]	Invesco V.I. Discovery Mid Cap Growth Fund [5,8,18]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]
Invesco V.I. EQV International Equity Division	Invesco V.I. EQV International Equity Fund [8,27,31]
Invesco V.I. Global Division [19]	Invesco V.I. Global Fund [8,19]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund [8,27]
Invesco V.I. Global Strategic Income Division [20]	Invesco V.I. Global Strategic Income Fund [8,20]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund [8]
Invesco V.I. Main Street Division [21]	Invesco V.I. Main Street Fund [8,21]
Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund [8,27]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]
F-37

Notes To Financial Statements (Continued)

Janus Henderson Balanced Division	Janus Henderson Balanced Fund [9]
Janus Henderson Forty Division	Janus Henderson Forty Fund [9]
Janus Henderson Global Research Division	Janus Henderson Global Research Fund [9]
JPMorgan Insurance Trust Small Cap Core Division	JPMorgan Insurance Trust Small Cap Core Portfolio [27,33]
JPMorgan Insurance Trust U.S. Equity Division	JPMorgan Insurance Trust U.S. Equity Portfolio [27,33]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio [24,27]
Lord Abbett Mid Cap Stock Division	Lord Abbett Mid Cap Stock Portfolio [24,27]
MFS® Blended Research Core Equity Division	MFS® Blended Research Core Equity Portfolio [10,27]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio [10,27]
MFS® Government Securities Division	MFS® Government Securities Portfolio [10,27]
MFS® Growth Division	MFS® Growth Fund[10,27]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio [10,27]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio [10,27]
MFS® Utilities Division	MFS® Utilities Portfolio [10,27]
MFS® Value Division	MFS® Value Portfolio [10,27]
MFS® Investors Trust Division	MFS® Investors Trust Fund[10]
MFS® New Discovery Division	MFS® New Discovery Fund[10]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[11,27]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund [11,27]
MML American Funds Growth Division	MML American Funds Growth Fund [11,27]
MML American Funds International Division	MML American Funds International Fund [11,27,39]
MML Balanced Allocation Division	MML Balanced Allocation Fund[11,27]
MML Blend Division	MML Blend Fund[12]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[11]
MML Conservative Allocation Division	MML Conservative Allocation Fund[11,27]
MML Dynamic Bond Division (Class II)	MML Dynamic Bond Fund (Class II)[11,27]
MML Equity Division	MML Equity Fund[12]
MML Equity Income Division	MML Equity Income Fund[11,27]
MML Equity Index Division	MML Equity Index Fund[12]
MML Focused Equity Division	MML Focused Equity Fund [11,27]
MML Foreign Division	MML Foreign Fund[11,27]
MML Fundamental Equity Division	MML Fundamental Equity Fund [11,27]
MML Fundamental Value Division	MML Fundamental Value Fund [11,27]
MML Global Division	MML Global Fund [11,27]
MML Growth Allocation Division	MML Growth Allocation Fund[11,27]
MML High Yield Division	MML High Yield Fund [12,27]
MML Income & Growth Division	MML Income & Growth Fund[11,27]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[12]
MML International Equity Division	MML International Equity Fund[11,27]
MML Large Cap Growth Division	MML Large Cap Growth Fund[11,27]
MML Managed Bond Division	MML Managed Bond Fund[12]
MML Managed Volatility Division	MML Managed Volatility Fund[11]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[11,27]
F-38

Notes To Financial Statements (Continued)

MML Mid Cap Value Division	MML Mid Cap Value Fund[11,27]
MML Moderate Allocation Division	MML Moderate Allocation Fund[11,27]
MML Short Duration Bond Division	MML Short Duration Bond Fund [12,27]
MML Small Cap Equity Division	MML Small Cap Equity Fund[12]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[11]
MML Small Company Value Division	MML Small Company Value Fund [11,27]
MML Small Mid Cap Value Division	MML Small Mid Cap Value Fund[11,27]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [12,27]
MML Sustainable Equity Division	MML Sustainable Equity Fund [11,27,32]
MML Total Return Bond Division	MML Total Return Bond Fund [11,27]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[11]
PIMCO All Asset Division	PIMCO All Asset Portfolio [25,27]
PIMCO Commodity Real Return Strategy Division	PIMCO Commodity Real Return Strategy Portfolio[25,27]
PIMCO Emerging Markets Bond Division	PIMCO Emerging Markets Bond Portfolio [25,27]
PIMCO Global Bond Opportunities Division (Unhedged)	PIMCO Global Bond Opportunities Portfolio (Unhedged) [25,27]
PIMCO High Yield Division	PIMCO High Yield Portfolio [25,27]
PIMCO Long Term U.S. Government Division	PIMCO Long Term U.S. Government Portfolio[25,27]
PIMCO Real Return Division	PIMCO Real Return Portfolio [25,27]
PIMCO Total Return Division	PIMCO Total Return Portfolio [25,27]
T. Rowe Limited Term Bond Division	T. Rowe Limited Term Bond Fund[13,27]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Fund[13]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Fund[13]
T. Rowe Price Mid Cap Growth Division	T. Rowe Price Mid Cap Growth Fund[13]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[14]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund [14,27]
TOPS Aggressive Growth ETF Division	TOPS Aggressive Growth ETF Fund [27,30]
TOPS Balanced ETF Division	TOPS Balanced ETF Fund [27,30]
TOPS Conservative ETF Division	TOPS Conservative ETF Fund [27,30]
TOPS Growth ETF Division	TOPS Growth ETF Fund [27,30]
TOPS Moderate Growth ETF Division	TOPS Moderate Growth ETF Fund [27,30]
Vanguard VIF Balanced Division	Vanguard VIF Balanced Fund[26,27]
Vanguard VIF Capital Growth Division	Vanguard VIF Capital Growth Fund[26,27]
Vanguard VIF Diversified Value Division	Vanguard VIF Diversified Value Fund[26,27]
Vanguard VIF Equity Income Division	Vanguard VIF Equity Income Fund[26,27]
Vanguard VIF Growth Division	Vanguard VIF Growth Fund[26,27]
Vanguard VIF High Yield Bond Division	Vanguard VIF High Yield Bond Fund[26,27]
Vanguard VIF International Division	Vanguard VIF International Fund[26,27]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Fund[26,27]
Vanguard VIF Short Term Investment Grade Division	Vanguard VIF Short Term Investment Grade Fund[26,27]
F-39

Notes To Financial Statements (Continued)

In addition to the one hundred and sixty-six divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Capital Research and Management Company is the investment adviser to this Fund.
3DWS Investment Management Americas, Inc. is the investment adviser to this Fund.
[4]Fidelity Management & Research Company is the investment adviser to this Portfolio.
[5]This sub-account/division/portfolio did not have any investment or unit activity in 2017 to 2021.
[6]Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[7]Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.

[8]Invesco Advisers, Inc. is the investment adviser to this Fund.
[9]Janus Capital Management LLC is the investment adviser to this Portfolio.
[10]Massachusetts Financial Services Company is the investment adviser to this Series.
11MML Investment Advisers, LLC is the investment advisor to the listed MML II Trust Fund.
12MML Investment Advisers, LLC is the investment advisor to the listed MML Trust Fund
13T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[14]Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[15]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Capital Appreciation Division/Fund.
[16]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Conservative Balanced Division/Fund.
[17]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.
[18]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division/Fund.
[19]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Division/Fund.
[20]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Division/Fund.
[21]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Division/Fund®.
[22]Prior to July 1, 2021, known as Delaware Ivy VIP Asset Strategy Division/Fund.
[23]Prior to July 1, 2021, known as Delaware Ivy VIP Science and Technology Division/Fund.
[24]Lord, Abbett & Co. LLC is the investment adviser to this Fund.
[25]Pacific Investment Management Company LLC is the investment adviser to this Fund.
[26]The Vanguard Group, Inc. is the investment adviser to this Fund.
[27]This Division/Fund became available to the Separate Account as an investment option on December 13, 2021.
[28]Prior to April 29, 2022, known as Goldman Sachs Growth Opportunities Division/Fund.
[29]This Division/Fund became available to the Separate Account as an investment option on April 29, 2022.
[30]ValMark Advisers, Inc. is the investment adviser to this Fund.
[31]Prior to April 29, 2022, known as Invesco V.I. International Growth Division/Fund.
[32]Prior to May 1, 2022, known as MML Growth & Income Division/Fund (Initial Class).
33J.P. Morgan Investment Management Inc. is the investment adviser to this Fund.
[34]BlackRock Advisors, LLC is the investment adviser to this Fund.
35BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[36]Delaware Management Company is the investment adviser to this Series.
37DFA Investment Dimensions Group Inc is the investment adviser to this Series.
[38]Eaton Vance Management is the investment adviser to this Fund.
[39]Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
F-40

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Life Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division/sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and are reinvested in the underlying investment funds.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 1% to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 1% to 3% of the loan or the policy loan rate less the loan interest rate expense charge.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2017 CSO mortality table.

F-41

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2022. There have been no transfers between levels for the year ended December 31, 2022.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”) serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-42

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
2022
Cost of purchases	$13,290	$8,214,849	$57,350	$460,908	$1,994,971	$1,451,139	$4,152	$12,531
Proceeds from sales	(1,093)	(2,042,235)	(519)	(425,757)	(630,333)	(508,428)	(93)	(397)

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
2022 (Continued)
Cost of purchases	$11,963	$42,392	$126,605	$1,505	$1,468	$6,051	$71,416	$10,759
Proceeds from sales	(197)	(1,527)	(2,848)	(1,445)	(1,274)	(5,163)	(703)	(2,741)

	DFA VA International Small Division	DFA U.S. Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
2022 (Continued)
Cost of purchases	$44,419	$66,120	$18,718	$908,034	$19,536	$4,531,078	$154,612	$100,137
Proceeds from sales	(920)	(904)	(246)	(328,868)	(1,357)	(4,568,850)	(1,516)	(1,608)

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
2022 (Continued)
Cost of purchases	$5,499	$55,648	$81,616	$46,395	$29,586	$40,707	$19,988	$476
Proceeds from sales	(778)	(5,445)	(15,171)	(21,279)	(14,214)	(3,709)	(6,932)	(31)

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
2022 (Continued)		(Initial Class)	(Service Class)
Cost of purchases	$2,403	$1	$425,579	$97,957	$1,210,892	$229,178	$4,857	$1,612,541
Proceeds from sales	(141)	-	(6,341)	(1,621)	(833,648)	(936)	(4,711)	(298,665)

F-43

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
2022 (Continued)
Cost of purchases	$1,185,427	$19,040,640	$224,567	$17,038,636	$158,148	$9,867,116	$308,356	$193,108
Proceeds from sales	(621,183)	(3,292,255)	(96,135)	(3,262,502)	(35,536)	(2,900,406)	(543,085)	(118,554)

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
2022 (Continued)
Cost of purchases	$6,518,316	$68,418	$610,359	$311,999	$3,328,264	$1,842,585	$1,217	$1,888
Proceeds from sales	(1,109,163)	(1,519)	(130,276)	(276,469)	(1,149,602)	(639,112)	(1,057)	(1,572)

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
2022 (Continued)
Cost of purchases	$8,182	$13,908	$73,087	$8,214	$429,635	$175,080	$36,820	$177,792
Proceeds from sales	(384)	(57)	(85,798)	(898)	(105,959)	(1,623)	(153)	(448)

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
2022 (Continued)
Cost of purchases	$18,587	$105,012	$941,348	$1,138,741	$4,887	$4,206	$6,175,506	$5,622,994
Proceeds from sales	(15,372)	(1,501)	(1,212,852)	(478,772)	(21)	(94)	(2,826,854)	(4,876,261)

	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
2022 (Continued)
Cost of purchases	$54,894	$28,572	$164,867	$2,279	$66,854	$382,937	$41,758	$722,222
Proceeds from sales	(665)	(1,324)	(1,326)	(2,050)	(290)	(239,601)	(870)	(572,100)
F-44

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
2022 (Continued)
Cost of purchases	$92,056	$84,840	$40,419	$4,188	$2,386,008	$2,562,295	$351	$11,013
Proceeds from sales	(120,242)	(12,742)	(172)	(97)	(1,047,259)	(377,301)	(267)	(1,410)

	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
2022 (Continued)
Cost of purchases	$3,697,036	$72,640	$1,670	$14,293	$509	$553,345	$1,921,959	$2,268,068
Proceeds from sales	(3,560,008)	(946)	(6)	(56)	(50)	(589,659)	(1,000,721)	(3,889,592)

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
2022 (Continued)
Cost of purchases	$442,608	$5,554	$13,369	$64,231	$57,688	$166,105	$23,678	$38,286
Proceeds from sales	(239,555)	(1,527)	(2,153)	(1,625)	(1,132)	(2,725)	(890)	(255)
F-45

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
2021
Cost of purchases	$6,430,091	$187,971	$1,171,315	$479,924	$636,799	$11,870,669	$-	$370,356
Proceeds from sales	(3,401,711)	(270,781)	(724,975)	(2,112,921)	(502,403)	(6,415,181)	(735)	(483,938)

	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
2021 (Continued)
Cost of purchases	$1,322,170	$753,075	$4,990,112	$328,528	$9,901,923	$49,641	$4,401,413	$949,386
Proceeds from sales	(640,461)	(1,020,957)	(5,266,200)	(142,237)	(6,627,817)	(778,699)	(4,448,327)	(774,769)

	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division	MFS® New Discovery Division
2021 (Continued)
Cost of purchases	$383,128	$1,453,223	$813,928	$220,045	$3,482,723	$1,067,086	$40,683	$586,780
Proceeds from sales	(115,397)	(1,141,895)	(258,717)	(194,488)	(2,034,575)	(1,157,297)	(43,733)	(249,258)

	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Small Cap Equity Division
2021 (Continued)
Cost of purchases	$6,218,529	$1,576,920	$1,562,195	$4,740,993	$262,263	$1,061,139	$130,625	$1,705,678
Proceeds from sales	(1,723,405)	(1,164,954)	(3,958,530)	(4,522,032)	(198,225)	(608,064)	(880,893)	(2,136,973)

	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
2021 (Continued)
Cost of purchases	$1,714,518	$6,430,211	$986,708	$958,891	$8,513,029	$439,331
Proceeds from sales	(619,040)	(7,083,667)	(1,303,281)	(780,731)	(5,446,509)	(363,266)
F-46

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

2022	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
Units purchased	16,722	301,146	45,974	35,034	111,864	79,125	4,525	14,310
Units withdrawn	(362)	(631,749)	(923)	(83,520)	(156,012)	(119,110)	(133)	(277)
Units transferred between Divisions and to/from General Account	(117)	(67,538)	28,454	5,574	77,707	3,897	-	1,278
Net increase (decrease)	16,243	(398,141)	73,505	(42,912)	33,559	(36,088)	4,392	15,311

2022 (Continued)	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
Units purchased	2,426	11,038	113,525	1,632	1,411	6,766	27,375	11,515
Units withdrawn	(158)	(440)	(2,114)	(1,632)	(1,411)	(6,766)	(7,398)	(3,023)
Units transferred between Divisions and to/from General Account	12,507	34,655	37,222	-	-	-	70,444	-
Net increase (decrease)	14,775	45,253	148,633	-	-	-	90,421	8,492

2022 (Continued)	DFA VA International Small Division	DFA U.S. Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
Units purchased	24,006	30,024	8,648	32,963	10,276	379,303	7,719	104,803
Units withdrawn	(738)	(923)	(272)	(47,394)	(253)	(872,039)	(1,186)	(2,404)
Units transferred between Divisions and to/from General Account	26,505	31,259	10,009	(37,696)	12,662	(86,573)	176,472	9,722
Net increase (decrease)	49,773	60,360	18,385	(52,127)	22,685	(579,309)	183,005	112,121

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055	Freedom 2060	Freedom 2065
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	6,128	59,737	23,662	46,910	32,589	33,593	22,815	515
Units withdrawn	(884)	(1,843)	(8,927)	(25,826)	(15,577)	(4,269)	(8,956)	(11)
Units transferred between Divisions and to/from General Account	101	(215)	64,714	7,008	135	13,534	733	7
Net increase (decrease)	5,345	57,679	79,449	28,092	17,147	42,858	14,592	511
F-47

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
Units purchased	2,433	-	425,014	109,091	44,310	227	5,361	41,999
Units withdrawn	(54)	-	(7,817)	(2,358)	(57,936)	(1,251)	(5,361)	(91,592)
Units transferred between Divisions and to/from General Account	82	-	70,784	-	(10,850)	226,602	-	113,440
Net increase (decrease)	2,461	-	487,981	106,733	(24,476)	225,578	-	63,847

2022 (Continued)	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Units purchased	48,217	492,715	87,589	545,338	17,830	389,312	181,116	6,618
Units withdrawn	(97,176)	(927,075)	(84,805)	(947,796)	(20,017)	(683,528)	(258,957)	(13,159)
Units transferred between Divisions and to/from General Account	(27,280)	(22,378)	17,573	(88,745)	18,829	17,770	(3,173)	(6,938)
Net increase (decrease)	(76,239)	(456,738)	20,357	(491,203)	16,642	(276,446)	(81,014)	(13,479)

2022 (Continued)	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Units purchased	161,996	62,763	33,469	25,180	119,559	255,537	1,219	1,753
Units withdrawn	(337,985)	(2,072)	(48,347)	(50,586)	(285,648)	(309,344)	(1,219)	(1,753)
Units transferred between Divisions and to/from General Account	(2,917)	-	1,096	633	(803)	(3,951)	-	-
Net increase (decrease)	(178,906)	60,691	(13,782)	(24,773)	(166,892)	(57,758)	-	-

2022 (Continued)	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Units purchased	4,402	22	2,182	7,428	7,168	146,353	28	495
Units withdrawn	(130)	(98)	(4,308)	(168)	(9,843)	(2,457)	(209)	(1,095)
Units transferred between Divisions and to/from General Account	4,965	17,722	(5,857)	(71)	(4,971)	29,595	37,767	198,187
Net increase (decrease)	9,237	17,646	(7,983)	7,189	(7,646)	173,491	37,586	197,587
F-48

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Units purchased	7,843	99,769	227,950	99,267	4	4,552	649,566	423,497
Units withdrawn	(7,866)	(2,034)	(444,353)	(129,669)	(28)	(134)	(1,094,248)	(1,246,144)
Units transferred between Divisions and to/from General Account	23	8,409	(12,023)	(86,618)	5,024	-	(54,413)	62,383
Net increase (decrease)	-	106,144	(228,426)	(117,020)	5,000	4,418	(499,095)	(760,264)

			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income &	Protected	Large Cap	Managed
	Foreign	Global	Allocation	Yield	Growth	and Income	Growth	Bond
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	32,873	1,083	856	2,260	47	75,398	15,904	174,636
Units withdrawn	(889)	(162)	(1,666)	(2,260)	(345)	(69,878)	(682)	(291,620)
Units transferred between Divisions and to/from General Account	27,335	18,652	169,811	-	62,549	(5,463)	37,699	44,947
Net increase (decrease)	59,319	19,573	169,001	-	62,251	57	52,921	(72,037)

				MML
	MML	MML	MML	Short	MML	MML	MML	MML
	Managed	Mid Cap	Moderate	Duration	Small Cap	Small Cap	Small Mid Cap	Total Return
	Volatility	Growth	Allocation	Bond	Equity	Growth Equity	Value	Bond
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	45,363	85,759	32	4,433	95,167	81,690	297	11,252
Units withdrawn	(60,425)	(16,260)	(232)	(130)	(165,048)	(100,409)	(297)	(248)
Units transferred between Divisions and to/from General Account	1,476	-	41,979	-	(15,643)	368,745	-	(357)
Net increase (decrease)	(13,586)	69,499	41,779	4,303	(85,524)	350,026	-	10,647

	MML U.S.	PIMCO			T. Rowe	T. Rowe Price		T. Rowe Price
	Government	Global Bond	PIMCO	PIMCO	Limited - Term	Blue Chip	T. Rowe Price	Mid-Cap
	Money Market	Opportunities	Real Return	Total Return	Bond	Growth	Equity Income	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	2,868,290	36,088	3	24	448	25,578	71,718	191,439
Units withdrawn	(1,031,513)	(1,171)	(9)	(88)	(11)	(41,893)	(115,628)	(517,189)
Units transferred between Divisions and to/from General Account	(1,652,969)	45,186	1,769	15,922	32	(9,430)	130,746	(26,728)
Net increase (decrease)	183,808	80,103	1,763	15,858	469	(25,745)	86,836	(352,478)

F-49

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Units purchased	122,913	5,912	13,828	59,410	29,818	163,934	22,104	40,601
Units withdrawn	(147,903)	(1,660)	(305)	(1,963)	(901)	(3,140)	(1,640)	(380)
Units transferred between Divisions and to/from General Account	89,226	-	(1,067)	-	33,429	-	6,040	-
Net increase (decrease)	64,236	4,252	12,456	57,447	62,346	160,794	26,504	40,221

2021	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
Units purchased	331,582	20,620	87,994	64,834	28,638	379,465	-	31,303
Units withdrawn	(945,638)	(52,072)	(170,618)	(171,202)	(85,545)	(987,673)	(93)	(52,240)
Units transferred between Divisions and to/from General Account	140,084	5,867	66,878	(225,777)	13,025	(112,260)	-	(21,219)
Net increase (decrease)	(473,972)	(25,585)	(15,746)	(332,145)	(43,882)	(720,469)	(93)	(42,157)

2021 (Continued)	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
Units purchased	40,271	44,418	390,586	85,258	463,617	13,365	315,249	164,639
Units withdrawn	(83,613)	(148,038)	(1,029,848)	(99,430)	(1,274,853)	(164,643)	(681,792)	(302,286)
Units transferred between Divisions and to/from General Account	(2,645)	(105,681)	(53,556)	26,708	(135,494)	(219,283)	(76,292)	68,961
Net increase (decrease)	(45,988)	(209,302)	(692,819)	12,536	(946,730)	(370,561)	(442,835)	(68,686)

F-50

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

						Janus
	Invesco V.I.			Janus	Janus	Henderson	MFS®	MFS®
	Health	Invesco V.I.	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Care	Main Street	Technology	Balanced	Forty	Research	Trust	Discovery
2021 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	10,345	188,795	24,477	23,985	126,011	278,845	3,228	4,726
Units withdrawn	(12,436)	(355,056)	(32,288)	(38,192)	(374,705)	(550,237)	(4,513)	(19,112)
Units transferred between Divisions and to/from General Account	31,220	(30,924)	129,658	9,844	3,391	(82,066)	(671)	22,039
Net increase (decrease)	29,129	(197,185)	121,847	(4,363)	(245,303)	(353,458)	(1,956)	7,652

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
2021 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	223,316	70,688	634,913	399,702	57,918	161,664	40,851	78,848
Units withdrawn	(537,137)	(252,455)	(1,589,531)	(979,140)	(71,177)	(286,195)	(218,761)	(239,200)
Units transferred between Divisions and to/from General Account	19,227	86,956	(11,744)	(104,955)	(15,935)	122,763	(139,279)	(78,323)
Net increase (decrease)	(294,594)	(94,811)	(966,362)	(684,393)	(29,194)	(1,769)	(317,189)	(238,674)

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
2021 (Continued)	Division	Division	Division	Division	Division	Division
Units purchased	44,763	649,496	16,649	58,017	176,011	107,697
Units withdrawn	(110,918)	(4,127,465)	(85,709)	(134,067)	(499,114)	(209,078)
Units transferred between Divisions and to/from General Account	29,638	2,980,661	(50,586)	(16,165)	(92,665)	112,836
Net increase (decrease)	(36,517)	(497,308)	(119,646)	(92,216)	(415,768)	11,454
F-51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years or periods in the five-year period ended December 31, 2022 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2022	16,242	$-	-	$0.73	$11,860	-%	-%	-	0.60%	-%	-	(28.11)%
American Century VP Disciplined Core Value Division
2022	7,888,083	3.50	to	4.06	27,707,765	1.76	0.25	to	0.55	(13.21)	to	(12.95)
2021	8,286,224	4.04	to	4.66	33,489,182	1.07	0.25	to	0.55	22.97	to	23.34
2020	8,760,196	3.28	to	3.78	28,800,968	1.96	0.25	to	0.55	11.20	to	11.53
2019	9,124,491	2.95	to	3.39	26,997,125	2.08	0.25	to	0.55	23.27	to	23.64
2018	9,826,844	2.40	to	2.74	23,564,798	1.92	0.25	to	0.55	(7.38)	to	(7.10)
American Century VP International Division
2022	73,505	-	-	0.77	56,372	0.01	-	-	0.60	-	-	(24.75)
American Century VP Value Division
2022	522,275	4.80	to	5.09	2,563,563	2.08	0.25	to	0.55	(0.01)	to	0.29
2021	565,187	4.80	to	5.07	2,766,523	1.74	0.25	to	0.55	23.83	to	24.20
2020	590,772	3.88	to	4.09	2,330,862	2.37	0.25	to	0.55	0.42	to	0.73
2019	578,422	3.86	to	4.06	2,264,246	2.11	0.25	to	0.55	26.34	to	26.72
2018	640,768	3.05	to	3.20	1,986,152	1.65	0.25	to	0.55	(9.65)	to	(9.38)
American Funds® Asset Allocation Division
2022	2,630,594	3.83	to	4.06	10,357,028	1.93	0.25	to	0.55	(13.88)	to	(13.62)
2021	2,597,036	4.44	to	4.70	11,859,082	1.54	0.25	to	0.55	14.47	to	14.81
2020	2,612,782	3.88	to	4.09	10,395,398	1.71	0.25	to	0.55	11.84	to	12.18
2019	2,614,285	3.47	to	3.65	9,278,560	1.95	0.25	to	0.55	20.57	to	20.93
2018	2,613,126	2.88	to	3.02	7,690,186	1.63	0.25	to	0.55	(5.13)	to	(4.84)
American Funds® Growth-Income Division
2022	1,942,734	5.01	to	5.32	9,958,087	1.29	0.25	to	0.55	(16.95)	to	(16.70)
2021	1,978,822	6.04	to	6.39	12,199,405	1.11	0.25	to	0.55	23.41	to	23.79
2020	2,310,967	4.89	to	5.16	11,567,104	1.38	0.25	to	0.55	12.92	to	13.26
2019	2,357,671	4.33	to	4.55	10,430,144	1.71	0.25	to	0.55	25.44	to	25.82
2018	2,397,514	3.45	to	3.62	8,442,286	1.38	0.25	to	0.55	(2.33)	to	(2.03)
American Funds® IS Bond Division
2022	4,392	-	-	0.87	3,833	2.58	-	-	0.60	-	-	(12.49)
American Funds® IS Global Growth Division
2022	15,311	-	-	0.77	11,814	1.26	-	-	0.60	-	-	(24.54)
American Funds® IS New World Division
2022	14,775	-	-	0.79	11,718	2.91	-	-	0.60	-	-	(21.86)
BlackRock High Yield V.I. Division
2022	45,254	-	-	0.90	40,891	4.75	-	-	0.60	-	-	(10.35)
BlackRock Small Cap Index V.I. Division
2022	148,632	-	-	0.82	121,493	2.04	-	-	0.60	-	-	(20.63)
BlackRock Total Return V.I. Division
2022	-	-	-	0.86	-	1.40	-	-	0.60	-	-	(14.06)
F-52

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BNY Mellon MidCap Stock Division
2022	-	$-	-	$0.89	$-	0.56%	-%	-	0.60%	-%	-	(14.28)%
Delaware Ivy VIP Science and Technology Division[4]
2022	-	-	-	0.70	-	-	-	-	0.60	-	-	(31.84)
Delaware VIP® Emerging Markets Division
2022	90,421	-	-	0.73	66,402	0.33	-	-	0.60	-	-	(27.81)
Delaware VIP® Small Cap Value Division
2022	8,492	-	-	0.91	7,710	0.16	-	-	0.60	-	-	(12.36)
DFA VA International Small Division
2022	49,773	-	-	0.85	42,517	4.67	-	-	0.60	-	-	(17.64)
DFA VA U.S. Targeted Value Division
2022	60,359	-	-	0.99	60,005	2.23	-	-	0.60	-	-	(4.21)
DFA VIT Inflation-Protected Division
2022	18,385	-	-	0.88	16,254	14.26	-	-	0.60	-	-	(12.45)
DWS Small Cap Index Division
2022	1,049,211	3.76	to	4.17	4,075,492	0.92	0.25	to	0.55	(21.07)	to	(20.83)
2021	1,101,337	4.76	to	5.27	5,419,937	0.83	0.25	to	0.55	13.87	to	14.22
2020	1,145,219	4.18	to	4.61	4,937,438	1.10	0.25	to	0.55	18.78	to	19.13
2019	1,157,374	3.52	to	3.87	4,193,953	1.06	0.25	to	0.55	24.54	to	24.91
2018	1,216,115	2.83	to	3.10	3,529,023	0.94	0.25	to	0.55	(11.72)	to	(11.45)
Fidelity® Growth Division
2022	22,685	-	-	0.76	17,312	0.23	-	-	0.60	-	-	(24.52)
Fidelity® VIP Contrafund® Division
2022	11,560,924	5.51	to	6.75	63,406,218	0.51	0.25	to	0.55	(26.72)	to	(26.50)
2021	12,140,233	7.52	to	9.18	90,757,280	0.06	0.25	to	0.55	27.13	to	27.52
2020	12,860,701	5.92	to	7.20	75,496,258	0.25	0.25	to	0.55	29.85	to	30.24
2019	13,448,613	4.56	to	5.53	60,806,457	0.46	0.25	to	0.55	30.86	to	31.25
2018	14,359,271	3.48	to	4.21	49,620,506	0.70	0.25	to	0.55	(6.89)	to	(6.61)
Fidelity® VIP Extended Market Index Division
2022	183,005	-	-	0.84	154,173	1.97	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2025 Division
2022	112,120	-	-	0.85	94,841	2.01	-	-	0.60	-	-	(16.51)
Fidelity® VIP Freedom 2030 Division
2022	5,345	-	-	0.84	4,504	1.86	-	-	0.60	-	-	(16.94)
Fidelity® VIP Freedom 2035 Division
2022	57,680	-	-	0.84	48,292	1.99	-	-	0.60	-	-	(17.75)
Fidelity® VIP Freedom 2040 Division
2022	79,449	-	-	0.83	66,312	2.51	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2045 Division
2022	28,092	-	-	0.83	23,440	1.13	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2050 Division
2022	17,147	-	-	0.83	14,306	1.11	-	-	0.60	-	-	(18.35)
F-53

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Freedom 2055 Division
2022	42,857	$-	-	$0.83	$35,748	2.50%	-%	-	0.60%	-%	-	(18.36)%
Fidelity® VIP Freedom 2060 Division
2022	14,592	-	-	0.83	12,178	1.63	-	-	0.60	-	-	(18.27)
Fidelity® VIP Freedom 2065 Division
2022	511	-	-	0.83	426	2.49	-	-	0.60	-	-	(18.32)
Fidelity® VIP Freedom Income Division
2022	2,462	-	-	0.88	2,173	2.14	-	-	0.60	-	-	(12.06)
Fidelity® VIP Index 500 Sub-Account (Initial Class)
2022	-	-	-	8.13	(1)	-	-	-	0.55	-	-	(18.94)
2021	-	-		10.03	-	-	-		0.90	-		27.43
2020	93	-		7.87	732	5.11	-		0.90	-		17.18
2019	27	-		6.71	180	-	-		0.90	-		30.17
2018	125	-		5.16	646	0.83	-		0.90	-		(5.35)
Fidelity® VIP Index 500 Sub-Account (Service Class)
2022	487,980	-		0.83	407,222	1.97	-		0.60	-		-
Fidelity® VIP International Index Sub-Account
2022	106,733	-		0.86	91,354	3.00	-		0.60	-		(16.21)
Franklin Small Cap Value VIP Division
2022	766,735	5.55	to	5.89	4,114,825	0.97	0.25	to	0.55	(10.56)	to	(10.29)
2021	791,211	6.20	to	6.56	5,020,912	1.00	0.25	to	0.55	24.68	to	25.05
2020	833,367	4.98	to	5.25	4,241,739	1.46	0.25	to	0.55	4.61	to	4.93
2019	802,665	4.76	to	5.00	3,894,371	1.05	0.25	to	0.55	25.65	to	26.03
2018	890,312	3.79	to	3.97	3,431,427	0.92	0.25	to	0.55	(13.36)	to	(13.09)
Goldman Sachs Mid Cap Value Division
2022	225,578	-		0.93	209,931	0.72	-	-	0.60	-	-	(9.99)
Goldman Sachs Small Cap Equity Insights Division
2022	-	-	-	0.83	-	-	-	-	0.60	-	-	(19.38)
Goldman Sachs Strategic Growth Division
2022	1,687,865	3.10	-	3.89	5,435,947	-	0.25	to	0.55	(32.89)	to	(32.68)
2021	1,624,019	4.62	to	5.78	7,767,679	-	0.25	to	0.55	21.26	to	21.62
2020	1,670,007	3.81	to	4.75	6,575,794	0.09	0.25	to	0.55	39.73	to	40.16
2019	1,826,851	2.73	to	3.39	5,136,197	0.30	0.25	to	0.55	34.78	to	35.19
2018	1,889,138	2.02	to	2.51	3,941,916	0.45	0.25	to	0.55	(1.58)	to	(1.29)
Invesco Oppenheimer V.I. International Growth Division
2022	1,458,660	2.50	to	2.66	3,747,356	-	0.25	to	0.55	(27.53)	to	(27.31)
2021	1,534,899	3.45	to	3.67	5,445,291	-	0.25	to	0.55	9.62	to	9.94
2020	1,744,201	3.14	to	3.33	5,653,505	1.02	0.25	to	0.55	20.83	to	21.20
2019	1,687,610	2.60	to	2.75	4,503,961	1.06	0.25	to	0.55	27.90	to	28.28
2018	1,810,428	2.03	to	2.14	3,772,990	0.87	0.25	to	0.55	(19.86)	to	(19.62)
Invesco V.I. Capital Appreciation Division
2022	12,388,585	3.85	to	4.55	44,834,018	-	0.25	to	0.55	(31.16)	to	(30.96)
2021	12,845,322	5.59	to	6.59	67,562,853	-	0.25	to	0.55	21.90	to	22.26
2020	13,538,141	4.59	to	5.39	58,489,775	-	0.25	to	0.55	35.84	to	36.25
2019	14,301,264	3.38	to	3.95	45,477,720	0.06	0.25	to	0.55	35.45	to	35.86
2018	15,131,374	2.49	to	2.91	35,509,634	0.32	0.25	to	0.55	(6.25)	to	(5.97)
F-54

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Core Plus Bond Division[4]
2022	1,743,697	$1.40	to	$1.46	$2,604,427	1.93%	0.25%	to	0.55%	(14.50)%	to	(14.24)%
2021	1,723,340	1.63	to	1.82	3,005,336	2.13	0.25	to	0.55	(2.19)	to	(1.89)
2020	1,710,803	1.66	to	1.75	3,047,589	3.20	0.25	to	0.55	9.11	to	9.44
2019	1,694,776	1.52	to	1.60	2,761,946	3.25	0.25	to	0.55	8.92	to	9.25
2018	1,596,662	1.39	to	1.47	2,381,399	3.32	0.25	to	0.55	(1.57)	to	(1.27)
Invesco V.I. Discovery Mid Cap Growth Division [5]
2022	15,225,855	3.98	to	4.18	53,052,881	-	0.25	to	0.55	(31.36)	to	(31.15)
2021	15,717,057	5.80	to	6.07	80,082,095	-	0.25	to	0.55	18.45	to	18.80
2020	16,663,788	4.89	to	5.11	71,808,430	0.04	0.25	to	0.55	39.92	to	40.34
2019	17,492,552	3.50	to	3.64	54,051,679	-	0.25	to	0.55	38.60	to	39.02
2018	18,317,461	2.52	to	2.62	40,979,196	-	0.25	to	0.55	(6.60)	to	(6.32)
Invesco V.I. Diversified Dividend Division[4]
2022	321,772	1.95	to	2.07	646,113	1.99	0.25	to	0.55	(2.22)	to	(1.92)
2021	305,130	1.99	to	2.11	625,298	1.50	0.25	to	0.55	18.24	to	18.60
2020	675,691	1.68	to	1.78	1,182,698	3.02	0.25	to	0.55	(0.41)	to	(0.11)
2019	706,561	1.69	to	1.78	1,233,125	2.91	0.25	to	0.55	24.41	to	24.78
2018	798,018	1.36	to	1.42	1,120,214	2.36	0.25	to	0.55	(8.08)	to	(7.81)
Invesco V.I. Global Division
2022	8,825,282	5.54	to	6.09	45,622,416	-	0.25	to	0.55	(32.14)	to	(31.93)
2021	9,101,728	8.17	to	8.95	69,283,191	-	0.25	to	0.55	14.86	to	15.20
2020	9,544,563	7.11	to	7.77	63,229,251	0.71	0.25	to	0.55	26.94	to	27.32
2019	10,007,618	5.60	to	6.10	52,334,305	0.90	0.25	to	0.55	31.06	to	31.46
2018	10,707,153	4.28	to	4.64	42,654,246	0.99	0.25	to	0.55	(13.66)	to	(13.40)
Invesco V.I. Global Strategic Income Division[4]
2022	2,933,888	2.32	to	2.47	6,917,394	-	0.25	to	0.55	(11.95)	to	(11.68)
2021	3,014,902	2.64	to	2.80	8,063,814	4.74	0.25	to	0.55	(3.94)	to	(3.65)
2020	3,083,588	2.75	to	2.90	8,573,918	6.04	0.25	to	0.55	2.83	to	3.14
2019	3,071,827	2.67	to	2.82	8,291,801	3.75	0.25	to	0.55	10.20	to	10.53
2018	3,293,385	2.42	to	2.55	8,065,714	4.83	0.25	to	0.55	(4.92)	to	(4.64)
Invesco V.I. Health Care Division[4]
2022	221,693	4.70	to	4.98	1,059,257	-	0.25	to	0.55	(13.79)	to	(13.53)
2021	235,172	5.45	to	5.76	1,300,387	0.21	0.25	to	0.55	11.68	to	12.02
2020	206,043	4.88	to	5.14	1,021,762	0.34	0.25	to	0.55	13.83	to	14.17
2019	177,811	4.28	to	4.50	776,147	0.04	0.25	to	0.55	31.78	to	32.17
2018	229,079	3.25	to	3.41	760,838	-	0.25	to	0.55	0.35	to	0.65
Invesco V.I. Main Street Division
2022	4,492,401	3.06	to	4.47	14,057,896	1.48	0.25	to	0.90	(20.85)	to	(20.33)
2021	4,671,307	3.86	to	5.65	18,399,746	0.71	0.25	to	0.90	26.43	to	27.25
2020	4,868,492	3.79	to	4.47	15,106,840	1.51	0.25	to	0.90	12.92	to	13.66
2019	5,108,155	3.33	to	3.96	13,967,429	1.07	0.25	to	0.90	30.90	to	31.75
2018	5,429,391	2.53	to	3.02	11,302,578	1.15	0.25	to	0.90	(8.72)	to	(8.12)
Invesco V.I. Small Cap Equity Division[4]
2022	60,691	-	-	0.82	49,903	-	-	-	0.60	-	-	(20.51)
F-55

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Technology Division
2022	529,251	$2.12	to	$2.26	$1,140,631	-%	0.25%	to	0.55%	(40.28)%	to	(40.10)%
2021	543,034	3.54	to	3.77	1,959,176	-	0.25	to	0.55	13.78	to	14.13
2020	421,186	3.12	to	3.30	1,340,222	-	0.25	to	0.55	45.31	to	45.75
2019	435,268	2.14	to	2.27	952,543	-	0.25	to	0.55	35.13	to	35.54
2018	469,939	1.59	to	1.67	759,986	-	0.25	to	0.55	(1.00)	to	(0.70)
Janus Henderson Balanced Division
2022	942,788	4.03	to	4.28	3,859,458	0.98	0.25	to	0.55	(17.07)	to	(16.83)
2021	967,560	4.86	to	5.14	4,769,561	0.67	0.25	to	0.55	16.27	to	16.62
2020	971,923	4.18	to	4.41	4,117,190	1.52	0.25	to	0.55	13.40	to	13.74
2019	1,044,128	3.69	to	3.88	3,894,534	1.61	0.25	to	0.55	21.60	to	21.97
2018	1,126,226	3.03	to	3.18	3,449,976	1.76	0.25	to	0.55	(0.12)	to	0.18
Janus Henderson Forty Division
2022	4,272,388	3.83	to	4.10	16,768,158	0.19	0.25	to	0.55	(33.92)	to	(33.72)
2021	4,439,280	5.80	to	6.19	26,341,966	-	0.25	to	0.55	22.22	to	22.59
2020	4,684,583	4.74	to	5.05	22,730,497	0.27	0.25	to	0.55	38.64	to	39.05
2019	4,977,104	3.42	to	3.63	17,397,583	0.15	0.25	to	0.55	36.41	to	36.82
2018	5,358,466	2.51	to	2.65	13,702,835	-	0.25	to	0.55	1.42	to	1.73
Janus Henderson Global Research Division
2022	6,484,464	1.61	to	1.73	10,671,243	1.06	0.25	to	0.55	(19.85)	to	(19.61)
2021	6,542,222	2.01	to	2.15	13,413,815	0.52	0.25	to	0.55	17.44	to	17.80
2020	6,895,680	1.71	to	1.82	12,046,888	0.73	0.25	to	0.55	19.40	to	19.76
2019	7,180,994	1.43	to	1.52	10,493,358	1.00	0.25	to	0.55	28.34	to	28.72
2018	7,475,900	1.12	to	1.18	8,499,705	1.14	0.25	to	0.55	(7.38)	to	(7.10)
JPMorgan Insurance Trust U.S. Equity Division
2022	-	-	-	0.83	-	0.89	-	-	0.60	-	-	(18.69)
MFS® Blended Research Core Equity Division
2022	-	-	-	0.86	-	1.48	-	-	0.60	-	-	(16.00)
MFS® Global Real Estate Division
2022	9,237	-	-	0.76	7,015	1.49	-	-	0.60	-	-	(26.94)
MFS® International Intrinsic Value Division
2022	17,645	-	-	0.78	13,707	0.83	-	-	0.60	-	-	(23.56)
MFS® Investors Trust Division
2022	35,596	5.13	to	5.44	187,757	0.67	0.25	to	0.55	(16.95)	to	(16.70)
2021	43,579	6.17	to	6.53	276,832	0.61	0.25	to	0.55	26.12	to	26.50
2020	45,535	4.89	to	5.16	228,659	0.63	0.25	to	0.55	13.24	to	13.58
2019	53,540	4.32	to	4.54	237,080	0.71	0.25	to	0.55	30.86	to	31.25
2018	52,641	3.30	to	3.46	177,681	0.65	0.25	to	0.55	(6.01)	to	(5.72)
MFS® Mid Cap Value Division
2022	7,189	-	-	0.94	6,771	1.26	-	-	0.60	-	-	(8.79)
MFS® New Discovery Division
2022	198,893	5.73	to	6.07	1,153,678	-	0.25	to	0.55	(30.14)	to	(29.93)
2021	206,540	8.20	to	8.67	1,713,165	-	0.25	to	0.55	1.24	to	1.55
2020	198,887	8.09	to	8.54	1,629,179	-	0.25	to	0.55	45.09	to	45.52
2019	189,676	5.58	to	5.87	1,065,022	-	0.25	to	0.55	40.92	to	41.35
2018	208,884	3.96	to	4.15	835,012	-	0.25	to	0.55	(2.02)	to	(1.72)
MFS® Value Division
2022	173,491	-	to	0.96	167,026	1.25	-	to	0.60	-	to	(5.91)
F-56

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Aggressive Allocation Division
2022	37,587	$-	-	$0.86	$32,245	2.17%	-%	-	0.60%	-%	-	(15.90)%
MML American Funds Growth Division
2022	197,587	-	-	0.71	141,183	0.46	-	-	0.60	-	-	(30.29)
MML American Funds International Division
2022	-	-	-	-	-	24.93	-	-	0.60	-	-	(100.00)
MML Balanced Allocation Division[6]
2022	106,143	-	-	0.86	91,521	4.47	-	-	0.60	-	-	(14.73)
MML Blend Division
2022	5,365,568	3.10	to	3.44	17,184,867	1.36	0.25	to	0.55	(17.05)	to	(16.80)
2021	5,593,994	3.74	to	4.13	21,565,470	2.11	0.25	to	0.55	14.39	to	14.74
2020	5,888,589	3.27	to	3.60	19,854,871	-	0.25	to	0.55	12.25	to	12.58
2019	6,148,181	2.91	to	3.20	18,443,353	2.43	0.25	to	0.55	20.72	to	21.08
2018	6,842,518	2.41	to	2.64	16,949,222	2.14	0.25	to	0.55	(4.87)	to	(4.58)
MML Blue Chip Growth Division
2022	2,081,871	2.05	to	2.94	4,393,641	-	0.25	to	0.55	(39.83)	to	(39.65)
2021	2,198,892	3.40	to	4.88	7,706,004	-	0.25	to	0.55	15.70	to	16.05
2020	2,293,703	2.94	to	4.20	6,938,832	-	0.25	to	0.55	33.67	to	34.07
2019	2,449,014	2.20	to	3.14	5,530,604	-	0.25	to	0.55	29.13	to	29.52
2018	2,640,840	1.70	to	2.42	4,611,901	-	0.25	to	0.55	1.32	to	1.62
MML Conservative Allocation Division
2022	5,000	-	-	0.86	4,299	4.13	-	-	0.60	-	-	(14.74)
MML Dynamic Bond Division
2022	4,418	-	-	0.86	3,801	4.01	-	-	0.60	-	-	(13.98)
MML Equity Division
2022	13,196,820	3.08	to	3.39	41,303,532	1.62	0.25	to	0.55	(5.17)	to	(4.88)
2021	13,695,916	3.25	to	3.56	45,209,185	1.66	0.25	to	0.55	29.55	to	29.94
2020	14,662,278	2.51	to	2.74	37,318,429	2.33	0.25	to	0.55	2.46	to	2.77
2019	15,654,868	2.45	to	2.67	38,922,493	2.05	0.25	to	0.55	25.23	to	25.61
2018	16,800,264	1.95	to	2.12	33,311,537	1.77	0.25	to	0.55	(10.49)	to	(10.22)
MML Equity Index Division
2022	12,677,806	3.97	to	4.68	49,911,583	1.24	0.25	to	0.55	(18.80)	to	(18.55)
2021	13,438,070	4.89	to	5.75	64,913,639	1.43	0.25	to	0.55	27.67	to	28.05
2020	14,122,463	3.83	to	4.49	53,409,222	1.86	0.25	to	0.55	17.57	to	17.92
2019	14,958,794	3.26	to	3.81	48,088,655	2.92	0.25	to	0.55	30.34	to	30.73
2018	15,685,840	2.50	to	2.91	38,725,566	1.69	0.25	to	0.55	(5.16)	to	(4.87)
MML Foreign Division
2022	59,319	-	-	0.88	52,376	3.92	-	-	0.60	-	-	(14.58)
MML Global Division
2022	19,572	-	-	0.84	16,489	2.48	-	-	0.60	-	-	(18.00)
MML Growth Allocation Division
2022	169,001	-	-	0.86	145,598	4.61	-	-	0.60	-	-	(15.30)
MML High Yield Division
2022	-	-	-	0.89	-	17.66	-	-	0.60	-	-	(11.72)
F-57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Income & Growth Division
2022	62,250	$-	-	$1.02	$63,645	1.49%	-%	-	0.60%	-%	-	(0.31)%
MML Inflation-Protected and Income Division
2022	780,434	1.74	to	1.85	1,377,748	2.66	0.25	to	0.55	(13.82)	to	(13.56)
2021	780,377	2.02	to	2.14	1,598,174	1.05	0.25	to	0.55	5.82	to	6.13
2020	809,571	1.91	to	2.02	1,567,317	0.11	0.25	to	0.55	10.51	to	10.84
2019	815,083	1.73	to	1.82	1,426,208	2.44	0.25	to	0.55	7.72	to	8.04
2018	797,974	1.61	to	1.69	1,298,491	3.05	0.25	to	0.55	(1.84)	to	(1.54)
MML Large Cap Growth Division
2022	52,920	-	to	0.73	38,599	-	-	to	0.60	-	to	(27.55)
MML Managed Bond Division
2022	3,574,803	2.19	to	2.43	8,063,734	3.10	0.25	to	0.55	(15.47)	to	(15.22)
2021	3,646,841	2.59	to	2.86	9,722,049	3.17	0.25	to	0.55	0.26	to	0.56
2020	3,648,610	2.58	to	2.85	9,681,421	0.10	0.25	to	0.55	7.12	to	7.44
2019	3,657,379	2.41	to	2.65	9,052,047	3.70	0.25	to	0.55	9.21	to	9.54
2018	3,954,099	2.21	to	2.42	8,964,865	3.49	0.25	to	0.55	(0.99)	to	(0.69)
MML Managed Volatility Division
2022	772,465	2.07	to	2.21	1,663,432	0.48	0.25	to	0.55	(12.53)	to	(12.27)
2021	786,050	2.37	to	2.52	1,930,357	0.85	0.25	to	0.55	10.93	to	11.26
2020	1,103,239	2.13	to	2.26	2,450,343	1.36	0.25	to	0.55	6.10	to	6.41
2019	1,173,098	2.01	to	2.13	2,450,638	1.55	0.25	to	0.55	11.28	to	11.62
2018	1,252,863	1.81	to	1.91	2,347,098	1.22	0.25	to	0.55	(5.21)	to	(4.93)
MML Mid Cap Growth Division
2022	69,499	-	-	0.77	53,370	-	-	-	0.60	-	-	(25.11)
MML Moderate Allocation Division
2022	41,779	-	-	0.86	36,023	3.48	-	-	0.60	-	-	(14.97)
MML Short Duration Bond Division
2022	4,303	-	-	0.92	3,967	3.45	-	-	0.60	-	-	(7.79)
MML Small Cap Equity Division
2022	2,727,693	4.79	to	5.50	14,569,026	0.71	0.25	to	0.55	(16.34)	to	(16.09)
2021	2,813,218	5.71	to	6.58	18,003,983	0.43	0.25	to	0.55	22.08	to	22.45
2020	3,051,892	4.66	to	5.39	15,989,571	0.54	0.25	to	0.55	20.03	to	20.39
2019	3,218,346	3.87	to	4.49	14,044,785	0.47	0.25	to	0.55	25.77	to	26.15
2018	3,552,052	3.07	to	3.57	12,297,663	0.49	0.25	to	0.55	(10.68)	to	(10.41)
MML Small Cap Growth Equity Division
2022	2,077,144	3.63	to	4.86	6,638,520	-	0.25	to	0.55	(23.58)	to	(23.35)
2021	1,727,118	4.75	to	6.34	8,407,549	-	0.25	to	0.55	6.72	to	7.04
2020	1,763,635	4.45	to	5.93	8,040,806	-	0.25	to	0.55	34.88	to	35.28
2019	1,911,001	3.30	to	4.38	6,452,654	-	0.25	to	0.55	33.59	to	33.99
2018	2,044,332	2.47	to	3.27	5,156,864	-	0.25	to	0.55	(5.40)	to	(5.11)
MML Small Mid Cap Value Division
2022	-	-	-	0.87	-	1.56	-	-	0.60	-	-	(15.69)
MML Total Return Bond Division
2022	10,646	-	-	0.85	9,073	2.14	-	-	0.60	-	-	(14.70)
F-58

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML U.S. Government Money Market Division
2022	6,738,678	$1.25	to	$1.38	$8,366,620	1.15%	0.25%	to	0.55%	0.66%	to	0.97%
2021	6,554,870	1.24	to	1.36	8,229,386	-	0.25	to	0.55	(0.55)	to	(0.24)
2020	7,052,178	1.24	to	1.37	8,882,862	0.20	0.25	to	0.55	(0.32)	to	(0.02)
2019	5,709,215	1.25	to	1.37	7,218,814	1.69	0.25	to	0.55	1.15	to	1.45
2018	5,787,520	1.23	to	1.35	7,227,882	1.32	0.25	to	0.55	0.78	to	1.08
PIMCO Global Bond Opportunities Division
2022	80,102	-	-	0.89	71,625	1.15	-	-	0.60	-	-	(11.01)
PIMCO Real Return Division
2022	1,762	-	-	0.89	1,571	2.87	-	-	0.60	-	-	(11.91)
PIMCO Total Return Division
2022	15,857	-	-	0.86	13,592	1.54	-	-	0.60	-	-	(14.31)
T Rowe Limited - Term Bond Division
2022	470	-	-	0.96	449	1.94	-	-	0.60	-	-	(4.52)
T. Rowe Price Blue Chip Growth Division
2022	739,801	5.32	to	5.65	4,008,886	-	0.25	to	0.55	(38.84)	to	(38.66)
2021	765,546	8.70	to	9.21	6,779,214	-	0.25	to	0.55	16.98	to	17.33
2020	885,192	7.44	to	7.85	6,711,833	-	0.25	to	0.55	33.54	to	33.94
2019	888,438	5.57	to	5.86	5,038,063	-	0.25	to	0.55	29.18	to	29.56
2018	1,040,970	4.31	to	4.52	4,564,381	-	0.25	to	0.55	1.35	to	1.66
T. Rowe Price Equity Income Division
2022	1,620,257	4.38	to	4.64	7,235,090	1.89	0.25	to	0.55	(3.87)	to	(3.58)
2021	1,533,421	4.55	to	4.82	7,109,686	1.56	0.25	to	0.55	24.86	to	25.24
2020	1,625,637	3.65	to	3.85	6,023,493	2.36	0.25	to	0.55	0.63	to	0.93
2019	1,608,988	3.62	to	3.81	5,920,017	2.30	0.25	to	0.55	25.71	to	26.08
2018	1,829,447	2.88	to	3.02	5,343,235	2.00	0.25	to	0.55	(10.00)	to	(9.73)
T. Rowe Price Mid-Cap Growth Division
2022	6,602,436	8.48	to	9.44	54,630,553	-	0.25	to	0.55	(23.00)	to	(22.77)
2021	6,954,914	11.02	to	12.22	74,689,436	-	0.25	to	0.55	14.22	to	14.56
2020	7,370,682	9.65	to	10.67	69,088,919	-	0.25	to	0.55	23.13	to	23.50
2019	7,890,891	7.84	to	8.64	60,043,741	0.13	0.25	to	0.55	30.57	to	30.96
2018	8,562,823	6.00	to	6.60	49,886,897	-	0.25	to	0.55	(2.57)	to	(2.28)
Templeton Foreign VIP Division
2022	2,303,149	1.63	to	1.86	3,880,577	3.04	0.25	to	0.55	(8.11)	to	(7.84)
2021	2,238,912	1.77	to	2.01	4,092,397	1.85	0.25	to	0.55	3.59	to	3.90
2020	2,227,458	1.71	to	1.94	3,928,060	3.38	0.25	to	0.55	(1.70)	to	(1.40)
2019	2,414,470	1.74	to	1.96	4,322,882	1.74	0.25	to	0.55	11.91	to	12.25
2018	2,456,078	1.56	to	1.75	3,923,591	2.71	0.25	to	0.55	(15.91)	to	(15.65)
Templeton Global Bond VIP Division
2022	4,252	-	-	0.95	4,057	-	-	-	0.60	-	-	(4.85)
Vanguard VIF Balanced Division
2022	12,456	-	-	0.87	10,823	0.43	-	-	0.60	-	-	(14.30)
Vanguard VIF Capital Growth Division
2022	57,447	-	-	0.87	49,870	0.90	-	-	0.60	-	-	(15.49)
Vanguard VIF Diversified Value Division
2022	62,345	-	-	0.90	56,214	-	-	-	0.60	-	-	(11.49)
F-59

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Vanguard VIF Equity Income Division
2022	160,794	$-	-	$1.02	$164,523	1.29%	-%	-	0.60%	-%	-	(0.66)%
Vanguard VIF Real Estate Index Division
2022	26,504	-	-	0.77	20,448	0.32	-	-	0.60	-	-	(26.30)
Vanguard VIF Short Term Investment Division
2022	40,221	-	-	0.94	37,954	-	-	-	0.60	-	-	(5.72)

[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.
[2]The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]See Note 2 to the financial statements for the previous name of this division.
[5]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Division.
[6]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
F-60

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The separate account assesses "current" charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

	Administrative Charge	Effective annual rate of 0.25% of the policy’s average daily net assets
	This charge is assessed through a reduction in unit values.	in the Separate Account

	Administrative Charge	$5 to $12 per month
This charge is assessed through a redemption of units.

	Mortality and Expense Risk Charge	Effective annual rate of 0.25% - 0.65% of the policy’s
	This charge is assessed through a reduction in unit values	assets held in the Separate Account.
or through the redemption of units.

	Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount or charge is based
	This charge is assessed through a redemption of units.	on the initial selected face amount of the Policy

	Insurance Charge/Cost of Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
	This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

	Loan Interest Rate Expense Charge	Effective annual rate of 0.00% to 1.50% of the loan amount
This charge is assessed through a redemption of units.
F-61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through the redemption of units.

	A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions
$0.00 to $0.09318 per $1,000 of insurance risk

	B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

	C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

	D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

	E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

	F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount

	G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

	H. Term Rider	$0.00 to $31.33 per $1,000 of insurance risk

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2023, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-62

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2022 and 2021 and

for the years ended December 31, 2022, 2021 and 2020

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the three-year period ended December 31, 2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the three-year period ended December 31, 2022 in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

March 7, 2023

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2022	2021
	($ In Millions Except for Par Value)
Assets:
Bonds	$3,736	$3,989
Preferred stocks	7	8
Common stocks – subsidiary and affiliates	275	289
Common stocks – unaffiliated	2	7
Mortgage loans	918	1,047
Policy loans	146	146
Partnerships and limited liability companies	171	179
Derivatives	724	630
Cash, cash equivalents and short-term investments	57	146
Other invested assets	334	290
Total invested assets	6,370	6,731
Investment income due and accrued	105	108
Federal income taxes	32	13
Net deferred income taxes	23	32
Other than invested assets	16	59
Total assets excluding separate accounts	6,546	6,943
Separate account assets	1,553	2,129
Total assets	$8,099	$9,072
Liabilities:
Policyholders’ reserves	$3,709	$3,881
Liabilities for deposit-type contracts	68	72
Contract claims and other benefits	8	44
Transfers due from separate accounts	(2)	(3)
Payable to parent	24	16
Asset valuation reserve	93	105
Collateral	203	172
Derivatives	480	630
Other liabilities	183	392
Total liabilities excluding separate accounts	4,766	5,309
Separate account liabilities	1,553	2,129
Total liabilities	6,319	7,438
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,327	1,181
Total capital and surplus	1,780	1,634
Total liabilities and capital and surplus	$8,099	$9,072

See accompanying notes to statutory financial statements

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATION

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Revenue:
Premium income	$224	$277	$279
Net investment income	268	280	279
Fees and other income	99	100	99
Total revenue	591	657	657
Benefits, expenses and other deductions:
Policyholders’ benefits	641	618	575
Change in policyholders’ reserves	(276)	(168)	(159)
General insurance expenses	60	65	78
Commissions	37	41	41
State taxes, licenses and fees	9	9	10
Other deductions	(23)	(5)	(4)
Total benefits, expenses and other deductions	448	560	541
Net gain from operations before federal income taxes	143	97	116
Federal income tax expense	19	11	7
Net gain from operations	124	86	109
Net realized capital gains (losses)	16	2	(7)
Net income	$140	$88	$102

See accompanying notes to statutory financial statements

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Capital and surplus, beginning of year	$1,634	$1,739	$1,735
Net increase (decrease) due to:
Net income	140	88	102
Change in net unrealized capital income (loss), net of tax	169	(10)	37
Change in net unrealized foreign exchange capital losses, net of tax	(49)	(18)	34
Change in other net deferred income taxes	35	14	(27)
Change in nonadmitted assets	(41)	3	29
Change in reserve valuation basis	-	-	3
Change in asset valuation reserve	12	(2)	4
Dividend paid	(163)	(173)	(173)
Contributions received	50	-	-
Other	(7)	(7)	(5)
Net increase (decrease)	146	(105)	4
Capital and surplus, end of year	$1,780	$1,634	$1,739

See accompanying notes to statutory financial statements

6

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2022	2021	2020
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$317	$383	$374
Net investment income	247	287	270
Benefit payments	(625)	(643)	(568)
Net transfers from separate accounts	106	149	122
Commissions and other expenses	(99)	(123)	(142)
Federal and foreign income taxes paid	(39)	(24)	(15)
Net cash (applied to) from operations	(93)	29	41
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	727	873	682
Preferred and common stocks – unaffiliated	4	7	5
Mortgage loans	161	130	111
Partnerships and limited liability companies	41	19	11
Derivatives	(168)	(21)	115
Other	(46)	64	(54)
Total investment proceeds	719	1,072	870
Cost of investments acquired:
Bonds	(528)	(802)	(904)
Preferred and common stocks – unaffiliated	(1)	(5)	-
Common stocks – affiliated	(1)	(2)	(2)
Mortgage loans	(37)	(234)	(120)
Partnerships and limited liability companies	(32)	(25)	(22)
Derivatives	(12)	(8)	(5)
Total investments acquired	(611)	(1,076)	(1,053)
Net decrease (increase) in policy loans	-	7	(2)
Net cash from (applied to) investing activities	108	3	(185)
Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(6)	1	(18)
Change in collateral	37	(83)	134
Dividend paid	(163)	(173)	(173)
Contribution received	50	-	-
Other cash (used) provided	(22)	34	73
Net cash (to) from financing and miscellaneous sources	(104)	(221)	16
Net change in cash, cash equivalents and short-term investments	(89)	(189)	(128)
Cash, cash equivalents and short-term investments, beginning of year	146	335	463
Cash, cash equivalents and short-term investments, end of year	$57	$146	$335

See accompanying notes to statutory financial statements

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.       Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Distribution (DD), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DD channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel places group life insurance.

2.       Summary of significant accounting policies

a.       Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in capital and surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI
8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP reported these changes in net realized capital gains (losses) in 2021 and adopted the CECL impairment model in 2022
•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses) as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan

9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.       Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.       Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

e.       Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.       Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.       Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

h.       Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.        Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

j.        Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.       Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

l.        Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

m.      Separate accounts

Separate accounts and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.       Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

o.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

p.       Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving (PBR) under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.       Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

r.        Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.        Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

t.        Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

u.       Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.       Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital (losses) gains, which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

w.       Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

x.       Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

y.       Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.       New accounting standards

Adoption of new accounting standards

In November 2021, the NAIC adopted modifications to SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications require investments in residual tranches to be reported as partnerships and limited liability companies. Residual tranches will be carried at the lower of amortized cost or fair value, with changes in value recorded as unrealized gains or losses. The modifications did not have a material effect on the Company’s financial statements.

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.       Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
States, territories and possessions	12	12	-	12	-
Political subdivisions	14	14	-	14	-
Special revenue	76	76	-	76	-
Industrial and miscellaneous	3,411	3,069	-	1,230	1,839
Parent, subsidiaries and affiliates	220	194	-	37	157
Preferred stocks	7	7	1	-	6
Common stocks - subsidiaries and affiliates	23	23	18	-	5
Common stocks - unaffiliated	2	2	1	-	1
Mortgage loans - commercial	729	680	-	-	680
Mortgage loans - residential	189	171	-	-	171
Derivatives:
Interest rate swaps	602	602	-	602	-
Options	15	15	-	15	-
Currency swaps	104	104	-	104	-
Forward contracts	2	2	-	2	-
Financial futures	1	1	1	-	-
Cash, cash equivalents and short-term investments	57	57	14	43	-
Separate account assets	1,553	1,553	1,553	-	-
Financial liabilities:
Individual annuity contracts	2,871	2,769	-	-	2,769
Supplementary contracts	60	60	-	-	60
Derivatives:
Interest rate swaps	469	469	-	469	-
Options	6	6	-	6	-
Currency swaps	1	1	-	1	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $252 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2021
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
All other governments	1	1	-	1	-
States, territories and possessions	14	17	-	17	-
Political subdivisions	16	19	-	19	-
Special revenue	93	112	-	112	-
Industrial and miscellaneous	3,686	3,987	-	1,925	2,062
Parent, subsidiaries and affiliates	176	173	-	5	168
Preferred stocks	8	10	-	-	10
Common stocks - subsidiaries and affiliates	24	24	19	-	5
Common stocks - unaffiliated	7	7	2	-	5
Mortgage loans - commercial	773	801	-	-	801
Mortgage loans - residential	274	275	-	-	275
Derivatives:
Interest rate swaps	553	553	-	553	-
Options	32	32	-	32	-
Currency swaps	36	36	-	36	-
Forward contracts	2	2	-	2	-
Financial futures	7	7	7	-	-
Cash, cash equivalents and short-term investments	146	146	73	73	-
Separate account assets	2,129	2,129	2,129	-	-
Financial liabilities:
Individual annuity contracts	3,039	3,585	-	-	3,585
Supplementary contracts	64	65	-	-	65
Derivatives:
Interest rate swaps	612	612	-	612	-
Options	10	10	-	10	-
Currency swaps	6	6	-	6	-
Forward contracts	2	2	-	2	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $265 million.

20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$10	$10
Preferred stocks	-	-	4	4
Common stocks - subsidiaries and affiliates	18	-	5	23
Common stocks - unaffiliated	-	-	2	2
Derivatives:
Interest rate swaps	-	602	-	602
Options	-	15	-	15
Currency swaps	-	104	-	104
Forward contracts	-	2	-	2
Financial futures	1	-	-	1
Separate account assets	1,553	-	-	1,553
Total financial assets carried at fair value	$1,572	$723	$21	$2,316
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$469	$-	$469
Options	-	6	-	6
Currency swaps	-	1	-	1
Forward contracts	-	4	-	4
Total financial liabilities carried at fair value	$-	$480	$-	$480

For the year ended December 31, 2022, there were no significant transfers between Level 1 and Level 2.

22

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$3	$19	$22
Common stocks - subsidiaries and affiliates	20	-	4	24
Common stocks - unaffiliated	2	-	5	7
Derivatives:
Interest rate swaps	-	553	-	553
Options	-	32	-	32
Currency swaps	-	36	-	36
Forward contracts	-	2	-	2
Financial futures	7	-	-	7
Separate account assets	2,129	-	-	2,129
Total financial assets carried at fair value	$2,158	$626	$28	$2,812
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$612	$-	$612
Options	-	10	-	10
Currency swaps	-	6	-	6
Forward contracts	-	2	-	2
Total financial liabilities carried at fair value	$-	$630	$-	$630

For the year ended December 31, 2021, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$19	$(1)	$(2)	$-	$1	$-	$-	$-	$-	$(7)	$10
Preferred stocks	-	-	(1)	-	-	-	-	-	-	5	4
Common stocks - subsidiaries and affiliates	4	-	17	1	(17)	-	-	-	-	-	5
Common stocks - unaffiliated	5	2	(3)	-	-	-	(2)	-	-	-	2
Total financial assets	$28	$1	$11	$1	$(16)	$-	$(2)	$-	$-	$(2)	$21

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/21										Balance as of 12/31/21
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$(2)	$-	$-	$10	$-	$-	$-	$-	$1	$19
Common stocks - subsidiaries and affiliates	1	-	2	-	-	-	-	-	-	1	4
Common stocks - unaffiliated	5	1	-	-	1	(2)	-	-	-	-	5
Derivatives:
Total financial assets	$16	$(1)	$2	$-	$11	$(2)	$-	$-	$-	$2	$28

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.       Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.       Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
States, territories and possessions	12	-	-	12
Political subdivisions	14	-	-	14
Special revenue	76	3	3	76
Industrial and miscellaneous	3,411	14	356	3,069
Parent, subsidiaries and affiliates	220	-	26	194
Total	$3,736	$17	$385	$3,368

The December 31, 2022 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
All other governments	1	-	-	1
States, territories and possessions	14	3	-	17
Political subdivisions	16	3	-	19
Special revenue	93	19	-	112
Industrial and miscellaneous	3,686	314	13	3,987
Parent, subsidiaries and affiliates	176	-	3	173
Total	$3,989	$339	$16	$4,312
25

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2021 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2022		2021
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/Aa/A	$1,838	49%	$1,886	48%
2	Baa	1,515	41	1,667	42
3	Ba	290	8	291	7
4	B	37	1	54	1
5	Caa and lower	40	1	58	1
6	In or near default	16	-	33	1
	Total	$3,736	100%	$3,989	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2022				2021
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$16	88%	$62	90%	$21	92%	$77	90%
2	1	6	2	3	1	4	2	2
3	1	6	2	3	1	4	3	3
4	-	-	1	1	-	-	2	2
5	-	-	2	3	-	-	1	1
6	-	-	-	-	-	-	2	2
	$18	100%	$69	100%	$23	100%	$87	100%

26

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$130	$129
Due after one year through five years	740	698
Due after five years through ten years	1,088	1,012
Due after ten years	1,779	1,529
Total	$3,737	$3,368

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Proceeds from sales	$422	$266	$305
Gross realized capital gains from sales	8	10	19
Gross realized capital losses from sales	(10)	(1)	(6)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$3	$-	1
All other governments	-	-	1	-	-	-
States, territories and possessions	7	-	6	-	-	-
Political subdivisions	7	1	7	-	-	-
Special revenue	41	3	37	-	-	2
Industrial and miscellaneous	1,997	225	1,277	509	133	426
Parent, subsidiaries and affiliates	23	2	10	171	24	9
Total	$2,075	$231	1,339	$683	$157	438
27

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2022 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2021
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$3	$-	1	$-	$-	-
Special revenue	-	-	-	-	-	1
Industrial and miscellaneous	480	6	304	125	9	134
Parent, subsidiaries and affiliates	173	3	2	-	-	-
Total	$656	$9	307	$125	$9	135

The December 31, 2021 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022 and 2021, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $517 million. Securities in an unrealized loss position for less than 12 months had a fair value of $380 million and unrealized losses of $ 22 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $137 million and unrealized losses of $ 20 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2021, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $285 million. Securities in an unrealized loss position for less than 12 months had a fair value of $238 million and unrealized losses of $ 1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $47 million and unrealized losses of $2 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2022 or 2021, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2022 and 2021.

28

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2022, RMBS had a total carrying value of $26 million and a fair value of $24 million, of which approximately 31%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million. As of December 31, 2021, RMBS had a total carrying value of $38 million and a fair value of $41 million, of which approximately 42%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $22 million and a fair value of $23 million.

During the year ended December 31, 2022, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $752 million and a fair value of $727 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2021, total leveraged loans and leveraged loan CDOs had a carrying value of $724 million and a fair value of $732 million, of which approximately 72%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $69 million and fair value of $58 million as of December 31, 2022 and a carrying value of $87 million and fair value of $88 million as of December 31, 2021.

b.       Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Carrying value	$7	$8
Gross unrealized gains	-	2
Fair value	$7	$10
29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $4 million in 7 issuers, $4 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in preferred stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 2 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $3 million as of December 31, 2022 and $3 million as of December 31, 2021.

c.       Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $26 million in dividends to the Company for the year ended December 31, 2022, $27 million in 2021 and $29 million in 2020. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $25 million of shareholder’s equity is available for distribution to the shareholder in 2023 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2022 or 2021.

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2022	2021	2020
	(In Millions)
Total revenue	$(14)	$25	$18
Net income	15	19	12
Assets	5,023	5,463	5,352
Liabilities	4,771	5,198	5,077
Equity	252	265	275
30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Adjusted cost basis	$1	$2
Gross unrealized gains	1	5
Carrying value	$2	$7

As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 9 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 7 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $1 million as of December 31, 2022 and $3 million as of December 31, 2021.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2022 and 2021, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2022 or 2021.

31

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2022		2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$729	$680	$773	$801
Total commercial mortgage loans	729	680	773	801

Residential mortgage loans:
FHA insured and VA guaranteed	156	142	240	240
Other residential loans	33	29	34	35
Total residential mortgage loans	189	171	274	275
Total mortgage loans	$918	$851	$1,047	$1,076

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$250	$-	$-	$250	34%
Apartments	188	18	-	206	28
Industrial and other	91	3	-	94	13
Hotels	81	4	-	85	12
Retail	94	-	-	94	13
Total	$704	$25	$-	$729	100%

	December 31, 2021
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$258	$-	$-	$258	33%
Apartments	206	7	-	213	28
Industrial and other	98	3	2	103	13
Hotels	93	3	6	102	13
Retail	96	-	1	97	13
Total	$751	$13	$9	$773	100%

More than 97% of the Company’s commercial mortgage loans’ loan-to-value rations are below 81% for the years ended December 31, 2022 and 2021.

32

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$318	$331	$65	$15	$-	$729
Total commercial mortgage loans	318	331	65	15	-	729
Residential mortgage loans:
FHA insured and VA guaranteed	156	-	-	-	-	156
Other residential loans	-	31	2	-	-	33
Total residential mortgage loans	156	31	2	-	-	189
Total mortgage loans	$474	$362	$67	$15	$-	$918

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$216	$417	$128	$3	$9	$773
Total commercial mortgage loans	216	417	128	3	9	773
Residential mortgage loans:
FHA insured and VA guaranteed	240	-	-	-	-	240
Other residential loans	1	32	1	-	-	34
Total residential mortgage loans	241	32	1	-	-	274
Total mortgage loans	$457	$449	$129	$3	$9	$1,047

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.0% as of December 31, 2022 and 2021.

33

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$208	48%
Illinois	73	46%
New York	67	57%
Texas	60	57%
District of Columbia	52	54%
Washington	48	50%
United Kingdom	47	49%
All other	174	56%
Total commercial mortgage loans	$729	52%

All other consists of 21 jurisdictions, with no individual exposure exceeding $18 million.

	December 31, 2021
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$225	52%
Illinois	77	62%
Texas	72	62%
New York	70	60%
United Kingdom	54	49%
District of Columbia	53	52%
Washington	44	52%
All other	178	57%
Total commercial mortgage loans	$773	56%

All other consists of 20 jurisdictions, with no individual exposure exceeding $17 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.5%	10.1%	1.8%	9.0%
Residential mortgage loans	1.9%	9.3%	2.7%	9.4%
34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.6%	6.2%	1.8%	4.5%
Residential mortgage loans	2.6%	7.9%	2.8%	5.5%

As of December 31, 2022, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

For the year ended December 31, 2021, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans.

	December 31, 2021
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$4	$4	$8	$-	$-
Total	4	4	8	-	-
Total impaired commercial mortgage loans	$4	$4	$8	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2022 or 2021. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $729 million as of December 31, 2022 and $773 million as of December 31, 2021.

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.        Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2022	2021
	(In Millions)
Joint venture interests:
Real estate	$53	$68
Common stocks	74	79
Fixed maturities/preferred stock	2	3
Other	19	13
Surplus notes	16	16
Mortgage loans	7	-
Total	$171	$179

The Company’s unexpired tax credits expire within a range of less than one year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2022 and 2021. The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.3% for future benefits of two years to 3.6% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded less than $1 million impairment to LIHTC investments for the years ended December 31, 2022 and 2021.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2022 or 2021, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2022 or 2021.

g.       Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $820 million as of December 31, 2022 and the Company held synthetic investments with a national amount of $750 million as of December 31, 2021. These notional amounts included no replicated asset transaction values as of December 31, 2022 and 2021, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the MBS market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $91 million as of December 31, 2022 and $81 million as of December 31, 2021. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $24 million as of December 31, 2022 and $8 million as of December 31, 2021. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $185 million as of December 31, 2022 and $37 million as of December 31, 2021.

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$602	$5,003	$469	$6,369
Options	15	415	6	359
Currency swaps	104	667	1	28
Forward contracts	2	39	4	170
Financial futures	1	450	-	-
Total	$724	$6,574	$480	$6,926

	December 31, 2021
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$553	$6,455	$612	$5,413
Options	32	418	10	356
Currency swaps	36	504	6	172
Forward contracts	2	103	2	189
Financial futures	7	450	-	-
Total	$630	$7,930	$630	$6,130

The average fair value of outstanding derivative assets was $605 million for the year ended December 31, 2022 and $693 million for the year ended December 31, 2021. The average fair value of outstanding derivative liabilities was $455 million for the year ended December 31, 2022 and $699 million for the year ended December 31, 2021.

The Company did not have any credit default swaps for the years ended December 31, 2022 and 2021.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2022	2021
	(In Millions)
Open interest rate swaps in a fixed pay position	$5,020	$5,642
Open interest rate swaps in a fixed receive position	6,352	6,226
Total interest rate swaps	$11,372	$11,868
38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$192
Currency swaps	2	72
Options	(2)	(12)
Forward contracts	20	(1)
Financial futures	(195)	(6)
Total	$(175)	$245

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$(71)
Currency swaps	-	35
Options	7	(6)
Forward contracts	2	5
Financial futures	(55)	17
Total	$(46)	$(20)

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$107
Currency swaps	11	(36)
Options	(1)	6
Forward contracts	(5)	(3)
Financial futures	98	6
Total	$103	$80
39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2022			December 31, 2021
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)
Gross	$724	$480	$244	$630	$630	$-
Due and accrued	24	133	(109)	49	142	(93)
Gross amounts offset	(415)	(415)	-	(594)	(594)	-
Net asset	333	198	135	85	178	(93)
Collateral posted	(204)	(295)	91	(173)	(254)	81
Net	$129	$(97)	$226	$(88)	$(76)	$(12)

h.       Repurchase agreements

The Company had no repurchase agreements as of December 31, 2022 and 2021.

i.        Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$153	$160	$171
Common stocks - affiliates	26	27	29
Common stocks - unaffiliated	1	1	-
Mortgage loans	58	36	40
Policy loans	6	7	7
Partnerships and limited liability companies	21	21	8
Derivatives	13	34	33
Cash, cash equivalents and short-term investments	2	1	5
Other	1	3	(3)
Subtotal investment income	281	290	290
Amortization of the IMR	3	5	3
Investment expenses	(16)	(15)	(14)
Net investment income	$268	$280	$279
40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.        Net realized capital gains (losses)

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(5)	$6	$7
Preferred stocks	-	2	-
Common stocks - unaffiliated	3	1	1
Mortgage loans	-	(1)	(7)
Partnerships and limited liability companies	1	(3)	(1)
Derivatives	(174)	(46)	103
Other	(3)	-	1
Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	(178)	(41)	104
Net federal and state tax expense	(1)	(5)	(3)
Net realized capital gains (losses) before deferral to the IMR	(179)	(46)	101
Net after tax (gains) losses deferred to the IMR	195	48	(108)
Net realized capital gains (losses)	$16	$2	$(7)

The Company did not have an IMR liability balance as of December 31, 2022 and $159 million as of December 31, 2021. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(3)	$(2)	$(6)
Common stock	-	-	(2)
Mortgage loans	-	(1)	(3)
Partnerships and LLCs	(1)	(3)	(2)
Total OTTI	$(4)	$(6)	$(13)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2022, 2021, and 2020, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $3 million of bond OTTI for the year ended December 31, 2022, less than 1% of the $2 million of bond OTTI for the year ended December 31, 2021, and less than 1% of the $6 million of bond OTTI for the year ended December 31, 2020. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.       Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of December 31, 2022 the Company has not determined if it will be liable for CAMT in 2023. In accordance with INT 22-02: Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act – Corporate Alternative Minimum Tax, the financial statements do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The United States Treasury Secretary has been authorized to issue guidance on the CAMT and pending such guidance the Company is not able to make a reasonable estimate.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$77	$42	$119
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	77	42	119
DTAs nonadmitted	(3)	(14)	(17)
Subtotal net admitted DTA	74	28	102
Total gross DTLs	(53)	(26)	(79)
Net admitted DTA(L)	$21	$2	$23

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$80	$30	$110
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	80	30	110
DTAs nonadmitted	-	(9)	(9)
Subtotal net admitted DTA	80	21	101
Total gross DTLs	(54)	(15)	(69)
Net admitted DTA(L)	$26	$6	$32

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$(3)	$12	$9
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	(3)	12	9
DTAs nonadmitted	(3)	(5)	(8)
Subtotal net admitted DTA	(6)	7	1
Total gross DTLs	1	(11)	(10)
Net admitted DTA(L)	$(5)	$(4)	$(9)
43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	21	-	21
2. Adjusted gross DTA allowed per limitation threshold	263	-	263
Lesser of lines 1 or 2	21	-	21
Adjusted gross DTAs offset by existing DTLs	53	26	79
Total admitted DTA realized within 3 years	$74	$27	$101

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$6	$6
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	26	-	26
2. Adjusted gross DTA allowed per limitation threshold	240	-	240
Lesser of lines 1 or 2	26	-	26
Adjusted gross DTAs offset by existing DTLs	54	15	69
Total admitted DTA realized within 3 years	$80	$21	$101

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$(5)	$(5)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(5)	-	(5)
2. Adjusted gross DTA allowed per limitation threshold	23	-	23
Lesser of lines 1 or 2	(5)	-	(5)
Adjusted gross DTAs offset by existing DTLs	(1)	11	10
Total admitted DTA realized within 3 years	$(6)	$6	$-
44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2022	2021
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	1,790%	1,838%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,755	$1,600
45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	6%

	December 31, 2021
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	19%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	(13)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)

Federal income tax expense on operating earnings	$19	$11	$7
Total federal and foreign income tax expense on operating earnings	19	11	7
Federal income tax expense on net realized capital gains (losses)	1	5	3
Total federal and foreign income tax expense	$20	$16	$10
46

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2022	2021	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$16	$18	$(2)
Policy acquisition costs	35	33	2
Investment items	23	13	10
Unrealized investment losses	-	12	(12)
Nonadmitted assets	-	1	(1)
Other	3	3	-
Total ordinary DTAs	77	80	(3)
Nonadmitted DTAs	(3)	-	(3)
Admitted ordinary DTAs	74	80	(6)
Capital
Investment items	26	28	(2)
Unrealized investment losses	16	2	14
Total capital DTAs	42	30	12
Nonadmitted DTAs	(14)	(9)	(5)
Admitted capital DTAs	28	21	7
Admitted DTAs	102	101	1
DTLs:
Ordinary
Investment Items	2	33	(31)
Unrealized investment gains	28	-	28
Deferred and uncollected premium	1	1	-
Reserve Items	2	2	-
Other	20	18	2
Total ordinary DTLs	53	54	(1)
Capital
Unrealized investment gains	23	14	9
Investment items	3	2	1
Total capital DTLs	26	16	10
Total DTLs	79	70	9
Net admitted DTA	$23	$31	$(8)
47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Net DTA(L)	$(2)	$19	$(51)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	36	(5)	24
Change in net deferred income taxes	$34	$14	$(27)

As of December 31, 2022, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$(7)	$12	$46
Investment items	(7)	(8)	(10)
Change in reserve valuation basis	-	-	1
Nonadmitted assets	1	(1)	1
Other	(1)	(1)	-
Total statutory income tax (benefit) expense	$(14)	$2	$38
Federal and foreign income tax expense	$20	$16	$11
Change in net deferred income taxes	(34)	(14)	27
Total statutory income tax (benefit) expense	$(14)	$2	$38

The Company paid federal income taxes of $39 million in 2022, $24 million in 2021 and $15 million in 2020.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2022, $5 million related to 2021, and $6 million related to 2020.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements

48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2022	$7
Gross change related to positions taken in current year	1
Balance, December 31, 2022	$8

Included in the liability for unrecognized tax benefits as of December 31, 2022 are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2022 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was immaterial as of December 31, 2022 and 2021. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues. The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2022 and 2021, the Company did not recognize any protective deposits as admitted assets.

7.       Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2022		2021
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$(1)	$-	$-	$-
Ordinary renewal	$(7)	$(13)	$(10)	$(14)
Total	$(8)	$(13)	$(10)	$(14)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $6,850 million as of December 31, 2022 and$983 million as of December 31, 2021 for which gross premium was less than net premium.

8.       Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $26,262 million as of December 31, 2022 and $17,446 million as of December 31, 2021.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2022				2021
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$2,878	1.0%	-	9.0%	$3,046	1.0%	-	9.0%
Individual universal and variable life	719	4.0%	-	4.5%	732	4.0%	-	4.5%
Individual life	112	3.0%	-	4.8%	103	3.0%	-	4.8%
Total	$3,709				$3,881

Individual life includes whole life and term insurance.

b.       Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $68 million as of December 31, 2022 and $72 million as of December 31, 2021 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.00% to 6.50% as of December 31, 2022 and 1.00% to 6.75 % as of December 31, 2021.

c.       Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2021	$1
Liability as of December 31, 2021	1
Paid guarantee benefits	(1)
Liability as of December 31, 2022	$-

The Company held deterministic reserves as of December 31, 2022 and December 31, 2021.

50

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2022			2021
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$1,320	$40	68	$1,725	$15	67

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2022	2021
	(In Millions)
Separate account	$987	$1,370
General account	333	355
Total	$1,320	$1,725

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2022	2021
	(In Millions)
Beginning balance	$127	$131
Net liability increase (decrease)	113	(4)
Ending balance	$240	$127
51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2022, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $721 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Direct premium	$942	$1,059	$1,083
Premium ceded	(718)	(782)	(804)
Total net premium	$224	$277	$279
Ceded reinsurance recoveries	$204	$312	$244
52

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2022	2021
	(In Millions)
Reinsurance reserves ceded	$(5,436)	$(4,975)
Ceded amounts recoverable	57	142

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2022 include $1,399 million associated with life insurance policies and $4,037 million for annuity. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2021 include $1,410 million associated with life insurance policies and $3,565 million for annuity.

As of December 31, 2022, one reinsurer accounted for 33% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 18%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2022 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$13	$-	$-	$13	-%
At book value less current surrender charge of 5% or more	4,486	-	-	4,486	57
At fair value	-	-	991	991	13
Total with market value adjustment or at fair value	4,499	-	991	5,490	70
At book value without adjustment (minimal or no charge or adjustment)	2,393	-	-	2,393	30
Not subject to discretionary withdrawal	22	-	-	22	-
Total	$6,914	$-	$991	$7,905	100%
Reinsurance ceded	4,037	-	-	4,037
Total, net of reinsurance	$2,877	$-	$991	$3,868
Amount included in book value without adjustment after statement date	-	-	-	-

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$53	$-	$-	$53	78
Not subject to discretionary withdrawal	15	-	-	15	22
Total	$68	$-	$-	$68	100%
Total, net of reinsurance	$68	$-	$-	$68

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2022 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$2,877
Liabilities for deposit-type contracts	68
Subtotal	2,945
Separate Account Annual Statement:
Annuities	991
Total	$3,936
54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$194	$194	$197
Universal life with secondary guarantees	820	812	1,785
Other permanent cash value life insurance	-	14	84
Variable universal life	72	72	83
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	10
Disability - active lives	-	-	1
Disability - disabled lives	-	-	18
Miscellaneous reserves	-	-	53
Total (gross: direct + assumed)	1,086	1,092	2,231
Reinsurance ceded	610	606	1,399
Total (net)	$476	$486	$832

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$560	$560	$560
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	560	560	560
Total (net)	$560	$560	$560

c.       Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

55

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2022	$37
Reserves at December 31, 2022:
For accounts with assets at:
Fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$37	$40	$40
Transfers from separate accounts	(141)	(189)	(162)
Net transfers from separate accounts	$(104)	$(149)	$(122)

11.	Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $178 million of capital and surplus is available for distribution to the shareholder in 2023 without prior regulatory approval. The company paid a dividend to MassMutual of $163 million in 2022 and $173 million in 2021. The Company did not pay a dividend to MassMutual in 2020. The Company received a capital contribution from MMLIC of $50 million in 2022.

56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2022, 2021 and 2020. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2022, 2021 and 2020.

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bond conversions and refinancing	$27	$17	$187
Transfer of bonds to partnerships and limited liability companies	7	-	-
Bonds transferred to mortgage loans	2	22	-
Stock conversion	-	1	3
Net investment income payment in-kind bonds	-	1	1
Assets received in-kind for bond maturity	-	-	6

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The spread of the coronavirus had caused increased cases of COVID-19 and significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its further impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.       Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, the Company had the following outstanding commitments:

	2023	2024	2025	2026	2027	Thereafter	Total
	(In Millions)
Private placements	$47	$116	$14	$14	$30	$67	$288
Mortgage loans	6	3	2	1	-	3	15
Partnerships and LLCs	6	-	9	21	2	19	57
Total	$59	$119	$25	$36	$32	$89	$360

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$2	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	77	82	96

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2022 and 2021. The Company reported $24 million as amounts due to subsidiaries and affiliates as of December 31, 2022 and $16 million as of December 31, 2021. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2022, MMIH and C.M. Life, together, provided financing of $5,500 million ($5,253 million and $247 million, respectively) for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases. The Company provided financing of $247 million as of December 31, 2022 and $247 million as of December 31, 2021. During 2022, MMAF borrowed $107 million and repaid $104 million under the MMAF credit facility. During 2021, MMAF borrowed $74 million and repaid $70 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $174 million as of December 31, 2022 and $171 million as of December 31, 2021. Interest for these borrowings was $4 million for the year ended December 31, 2022 and $3 million for the year ended December 31, 2021. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2022, Jefferies borrowed $25 million and repaid $25 million under the credit facility. During 2021, Jefferies borrowed $100 million and repaid $100 million under the credit facility. As of December 31, 2022 there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2022 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2022, C.M. Life declared and paid $163 million in dividends to MassMutual.

In 2021, C.M. Life declared and paid $173 million in dividends to MassMutual.

60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Effective December 31, 2020, the Company entered into a stop-loss agreement to transfer interest rate risk for annuity products with MassMutual. MassMutual provides maximum coverage of $100 million over the five-year duration of this contract. For the year ended December 31, 2022, there was an estimated gain of $18 million related to the loss settlement for this agreement.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2022, the net amounts due from MassMutual for the various reinsurance agreements were $30 million and as of December 31, 2021, the net amounts due from MassMutual were $68 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$(2)	$(3)	$(1)
Coinsurance agreements	(36)	(40)	(40)
Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	6	7	8
Policyholder benefits ceded, related to:
Coinsurance agreements	64	127	74
Accrual for FIA stop-loss agreement	18	-	-

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2022 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

61

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

MassMutual Ventures Europe/APAC I GP, LLC

MassMutual Ventures US IV, GP, LLC

DPI-ACRES Capital LLC

Amherst Long Term Holdings, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of CML Mezzanine Investor III, LLC

(No subsidiaries)

Subsidiaries of CML Special Situations Investor LLC

(No subsidiaries)

16.      Subsequent events

Management of the Company has evaluated subsequent events through March 7, 2023, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2022	$3,726,463	$-	$3,726,463	$3,283,242	$(443,221)	$3,283,242	$3,150,825
September 30, 2022	$1,337,132	$-	$1,337,132	$1,270,962	$(66,170)	$1,270,962	$1,195,634
June 30, 2022	1,069,792	-	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	-	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	-	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	-	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	-	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	-	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	-	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	-	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	-	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	-	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	-	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(48,900,909)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$200,006	-	200,006	180,006	(20,000)	180,006	83,625
36192RAL6	150,034	-	150,034	75,034	(75,000)	75,034	55,734
02660CAH3	945	-	945	854	(91)	854	19
040104RV5	156,399	-	156,399	147,100	(9,300)	147,100	143,313
040104TG6	18,089	-	18,089	17,322	(767)	17,322	13,798
04544TAB7	2,666	-	2,666	724	(1,942)	724	2,444
12479DAC2	200,809	-	200,809	90,080	(110,729)	90,080	162,465
1248MGAJ3	5,086	-	5,086	4,882	(204)	4,882	4,069
17311YAC7	78,755	-	78,755	77,431	(1,324)	77,431	77,538
30247DAD3	10,637	-	10,637	9,445	(1,192)	9,445	8,584
35729RAE6	125,865	-	125,865	114,938	(10,927)	114,938	100,526
40431KAE0	207,799	-	207,799	201,274	(6,525)	201,274	202,592
61750FAE0	27,611	-	27,611	26,440	(1,171)	26,440	23,511
61750MAB1	441	-	441	361	(79)	361	340
86363HAB8	3,602	-	3,602	3,423	(179)	3,423	2,988
05535DAN4	130,051	-	130,051	124,494	(5,557)	124,494	106,591
45254TRX4	8,114	-	8,114	7,910	(204)	7,910	7,836
45660LYW3	68,799	-	68,799	65,584	(3,214)	65,584	64,808
466247XE8	79,759	-	79,759	78,321	(1,438)	78,321	67,957
589929X29	33,164	-	33,164	31,581	(1,582)	31,581	32,521
65535VRK6	33,605	-	33,605	27,970	(5,635)	27,970	29,456
41161PHU0	96,074	-	96,074	81,352	(14,722)	81,352	90,998
41161PWB5	93,018	-	93,018	92,331	(687)	92,331	79,847
45660N5H4	161,805	-	161,805	136,681	(25,124)	136,681	136,885
36298XAA0	977,080	-	977,080	942,363	(34,718)	942,363	887,951
36298XAB8	856,251	-	856,251	745,341	(110,910)	745,341	764,429
Totals	$3,726,463	-	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$2,493	-	2,493	2,493	-	2,493	7,197
02660CAH3	941	-	941	935	(5)	935	16
040104RV5	173,039	-	173,039	154,714	(18,324)	154,714	147,435
040104TG6	18,936	-	18,936	17,887	(1,049)	17,887	14,314
1248MGAJ3	5,295	-	5,295	5,118	(178)	5,118	4,203
14454AAB5	65,791	-	65,791	65,736	(55)	65,736	81,802
17311YAC7	88,194	-	88,194	77,892	(10,303)	77,892	78,729
35729RAE6	132,460	-	132,460	126,001	(6,459)	126,001	103,302
40431KAE0	214,071	-	214,071	205,722	(8,349)	205,722	202,667
617463AA2	526	-	526	441	(85)	441	348
61750FAE0	30,471	-	30,471	27,496	(2,975)	27,496	23,889
86363HAB8	3,939	-	3,939	3,660	(279)	3,660	3,100
93934XAB9	26,691	-	26,691	20,650	(6,040)	20,650	23,286
05535DAN4	135,069	-	135,069	134,646	(423)	134,646	114,615
12668ACY9	10,497	-	10,497	8,501	(1,996)	8,501	10,743
22540VG71	2,469	-	2,469	2,463	(5)	2,463	2,492
45254TSM7	78,878	-	78,878	76,949	(1,929)	76,949	66,138
64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

45660LYW3	68,495	-	68,495	67,063	(1,433)	67,063	66,133
466247XE8	82,504	-	82,504	81,877	(627)	81,877	70,950
525221AJ6	58,759	-	58,759	58,677	(83)	58,677	59,121
65535VRK6	34,486	-	34,486	33,568	(917)	33,568	29,683
23332UCM4	4,180	-	4,180	3,866	(313)	3,866	4,042
41161PWB5	98,950	-	98,950	94,607	(4,343)	94,607	81,430
Totals	$1,337,132	-	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$7,454	-	7,454	2,288	(5,166)	2,288	7,787
040104RV5	181,867	-	181,867	171,865	(10,002)	171,865	160,035
040104TG6	19,420	-	19,420	18,728	(692)	18,728	15,333
1248MGAJ3	5,727	-	5,727	5,328	(399)	5,328	4,501
14454AAB5	89,674	-	89,674	65,737	(23,937)	65,737	86,252
35729RAE6	140,965	-	140,965	132,843	(8,122)	132,843	111,262
86363HAB8	4,436	-	4,436	3,995	(441)	3,995	3,437
05535DAN4	184,726	-	184,726	139,420	(45,306)	139,420	124,278
45254TRX4	9,164	-	9,164	8,519	(644)	8,519	8,480
45660LYW3	71,484	-	71,484	68,316	(3,168)	68,316	69,150
525221AJ6	77,112	-	77,112	61,754	(15,358)	61,754	64,933
589929X29	45,702	-	45,702	44,026	(1,676)	44,026	44,178
761118FM5	213,882	-	213,882	209,051	(4,832)	209,051	200,979
589929N38	18,178	-	18,178	17,727	(451)	17,727	17,185
Totals	$1,069,792	$-	$1,069,792	949,598	(120,194)	949,598	917,792

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07388VAH1	$226,420	-	226,420	23,420	(203,000)	23,420	23,420
040104RV5	191,840	-	191,840	182,570	(9,270)	182,570	177,676
17311YAC7	101,646	-	101,646	88,695	(12,951)	88,695	93,082
35729RAE6	144,336	-	144,336	142,269	(2,067)	142,269	125,320
40431KAE0	245,992	-	245,992	219,259	(26,733)	219,259	244,844
45071KDD3	66,595	-	66,595	59,578	(7,017)	59,578	61,194
61750FAE0	32,855	-	32,855	30,573	(2,282)	30,573	28,080
45660LAU3	12,143	-	12,143	11,587	(556)	11,587	11,819
761118FM5	234,972	-	234,972	228,638	(6,334)	228,638	223,059
41161PWB5	109,841	-	109,841	105,949	(3,892)	105,949	95,793
Totals	$1,366,642	$-	$1,366,642	$1,092,539	$(274,102)	$1,092,539	$1,084,285

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617463AA2	$593	$-	$593	$541	$(52)	$541	$466
61750FAE0	34,293	-	34,293	32,765	(1,528)	32,765	30,781
61750MAB1	494	-	494	456	(38)	456	455
41161PWB5	118,327	-	118,327	112,659	(5,668)	112,659	101,599
Totals	$153,707	$-	$153,707	$146,421	$(7,286)	$146,421	$133,301

65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$200,922	$-	$200,922	$200,142	$(780)	$200,142	$162,578
073879QF8	18,487	-	18,487	17,021	(1,466)	17,021	19,301
45660LYW3	79,334	-	79,334	77,956	(1,378)	77,956	76,966
41161PWB5	130,360	-	130,360	127,091	(3,269)	127,091	112,805
Totals	$429,103	$-	$429,103	$422,210	$(6,893)	$422,210	$371,650

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$24,495	$-	$24,495	$18,486	$(6,009)	$18,486	$21,692
05535DCF9	345,984	-	345,984	310,936	(35,048)	310,936	374,083
40431KAE0	260,175	-	260,175	258,699	(1,476)	258,699	302,426
61750FAE0	35,830	-	35,830	34,510	(1,320)	34,510	31,864
05535DAN4	221,083	-	221,083	165,572	(55,511)	165,572	181,999
45660LYW3	83,910	-	83,910	82,457	(1,453)	82,457	81,083
79548KXQ6	20,469	-	20,469	15,048	(5,421)	15,048	15,063
41161PWB5	138,240	-	138,240	134,082	(4,158)	134,082	120,457
Totals	$1,130,186	$-	$1,130,186	$1,019,790	$(110,396)	$1,019,790	$1,128,667

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$366,060	$-	$366,060	$359,326	$(6,734)	$359,326	$379,719
61750FAE0	37,595	-	37,595	36,005	(1,590)	36,005	32,295
22540V3F7	33,589	-	33,589	2,981	(30,608)	2,981	940
41161PWB5	143,442	-	143,442	143,272	(170)	143,272	126,338
Totals	$580,686	$-	$580,686	$541,584	$(39,102)	$541,584	$539,292

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,568	$-	$14,568	$7,033	$(7,536)	$7,033	$12,059
05535DCF9	377,210	-	377,210	370,871	(6,338)	370,871	402,819
61750FAE0	38,370	-	38,370	37,735	(636)	37,735	34,241
61750MAB1	519	-	519	500	(19)	500	505
124860CB1	136,315	-	136,315	94,190	(42,125)	94,190	113,287
2254W0NK7	14,495	-	14,495	4,314	(10,181)	4,314	17,202
45660LYW3	91,445	-	91,445	90,564	(881)	90,564	89,217
65535VRK6	39,925	-	39,925	35,226	(4,699)	35,226	38,262
125435AA5	38,147	-	38,147	37,820	(327)	37,820	39,118
36298XAA0	1,280,168	-	1,280,168	1,134,532	(145,636)	1,134,532	1,203,139
86359DME4	171,546	-	171,546	168,762	(2,784)	168,762	177,768
Totals	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616

66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$395,158	$-	$395,158	$379,924	$(15,234)	$379,924	$366,150
61750MAB1	537	-	537	519	(18)	519	380
9393365V1	7,420	-	7,420	7,328	(92)	7,328	6,783
12669GWN7	210,883	-	210,883	198,389	(12,494)	198,389	194,272
36298XAA0	1,347,196	-	1,347,196	1,307,547	(39,649)	1,307,547	1,239,480
36298XAB8	1,257,414	-	1,257,414	1,017,564	(239,850)	1,017,564	1,064,536
74951PBT4	7,333	-	7,333	3,381	(3,952)	3,381	10,145
Totals	$3,225,941	$-	$3,225,941	$2,914,652	$(311,289)	$2,914,652	$2,881,746

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
9393365V1	$7,834	$-	$7,834	$7,719	$(116)	$7,719	$6,622
57643QAE5	534,784	-	534,784	441,679	(93,105)	441,679	574,564
74951PBT4	14,931	-	14,931	9,486	(5,445)	9,486	10,438
86359DMC8	1,421,078	-	1,421,078	1,306,900	(114,178)	1,306,900	1,202,568
Totals	$1,978,627	$-	$1,978,627	$1,765,784	$(212,843)	$1,765,784	$1,794,192

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$432,085	$-	$432,085	$410,505	$(21,580)	$410,505	$362,606
45071KDD3	77,176	-	77,176	69,653	(7,524)	69,653	67,033
65535VRK6	41,952	-	41,952	40,956	(995)	40,956	37,844
79548KXQ6	29,027	-	29,027	28,392	(635)	28,392	21,372
12669GWN7	220,746	-	220,746	216,237	(4,509)	216,237	214,278
57645LAA2	1,924,581	-	1,924,581	1,476,730	(447,851)	1,476,730	1,981,360
Totals	$2,725,567	$-	$2,725,567	$2,242,474	$(483,093)	$2,242,474	$2,684,492

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

67

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83
76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886
68

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212
77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013
69

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Board of Directors of C.M. Life Insurance Company authorizing the establishment of the Separate Account I – Incorporated by reference to Initial Registration Statement File No. 333–259818 filed September 27, 2021

Exhibit (b)	Not Applicable
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

iii.

Template for Insurance Product Distribution Agreement (MML Strategic Distributors, LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed on or about April 25, 2023

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	ii.	Form of Accelerated Death Benefit Ride - Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
	iii.	Form of Disability Benefit Rider (DBVL-98) – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	iv.	Form of Guaranteed Insurability Rider (GIVL-98) – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	v.	Form of Other Insured Rider (OIVL-98) – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	vi.	Form of Substitute of Insured Rider (SIVL-98) – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	vii.	Form of Waiver of Monthly Charges Rider (WMVL-98M) – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
Exhibit (e)

Form of Individual and Survivorship Life Insurance Application (rev 8/07) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement file No. 333-50410 filed April 21, 2022

Exhibit (f)	i.	Charter documentation of C.M. Life Insurance Company as approved April 25, 1980 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
	ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333- 259818 filed September 27, 2021
Exhibit (g)	Reinsurance Contracts
	i.	American United Life Insurance Company
a.

Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		2.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013
ii.	General & Cologne Life RE
a.

Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 19, 2002, February 29, 2004, March 1, 2004, September 1, 2006, January 1, 2009, August 1, 2009 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		2.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013
		3.	Amendment effective September 1, 1998, May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014
		4.	Amendments effective August 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
		5.	Amendment effective October 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-89798 filed April 28, 2022
		6.	Amendment effective August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 333-89798 filed April 28, 2022
iii.	Lincoln National Life Insurance Company
a.

Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, March 1, 2004, November 30, 2005, July 1, 2006, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009, July 31, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		2.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
		3.	Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013
		4.	Amendment effective January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		5.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014
		6.	Amendment effective April 2, 2014 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-49457 filed April 28, 2015
7.

Amendments effective August 1, 2018, October 1, 2018, and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021

iv.	Munich American Reassurance Company
a.

Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		2.	Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011
		3.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011
		4.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
		5.	Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013
		6.	Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		7.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014
		8.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
		9.	Amendment effective August 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
v.	RGA Reinsurance Company
a.

Automatic YRT Agreement effective September 1, 1998 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, June 15, 2001, July 1, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		2.	Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011
		3.	Amendments effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011
		4.	Amendments effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
		5.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013
		6.	Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		7.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014
		8.	Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014
9.

Amendments effective September 1, 1998, October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020

		10.	Amendment effective August 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
vi.	Security Life of Denver (SLD)

a.

Automatic YRT Agreement dated September 1, 1998 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

1.

Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, July 1, 2001, November 20, 2003, March 1, 2004 and November 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

			2.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012
3.

Amendments dated June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

			4.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013
			5.	Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014
			6.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014
			7.	Amendment effective August 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
Exhibit (h)	i.	Participation, Selling, Servicing Agreements:
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

				i.	Amendment No. 1 dated and effective April 30, 2010 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 24, 2019 (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021

				iii.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

i.

Amendment No. 1 effective May 24, 2019 to Financial Support Agreement (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 25 to File No. 333-49457 filed April 28, 2021

				ii.	Amendment No. 2 dated April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

i.

Amendment No. 1 effective May 24, 2019 to Administrative Services Agreement (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 25 to File No. 333-49457 filed April 28, 2021

		b.	American Century Funds
1.

Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

i.

Amendment No. 1 dated and effective as of May 1, 1999 (MML Bay State Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		ii.	Amendment No. 2 dated and effective as of September 1, 1999 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 3 dated and effective as of January 1, 2000 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4 dated and effective as of August 1, 2003 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		v.	Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vi.	Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vii.	Amendment No. 7 effective July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
		viii.	Amendment No. 8 dated October 16, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
ix.

Amendment dated as of January 1, 2022 regarding Rules 30e-3 and 498A– Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

c.	American Funds® Funds
1.

Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment dated as of May 1, 2006 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Amendment No. 2 dated as of April 30, 2010 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 3 dated as of December 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
		iv.	Amendment No. 4 dated as of September 15, 2021 - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
v.

Amendment regarding Rules 30e-3 and 498A, dated as of September 27, 2021 - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

2.

Business Agreement dated as of March 7, 2003 (C.M. Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		i.	First amendment effective May 1, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
d.	DWS Funds
1.

Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

		i.	Amendment No. 1 dated February 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
		ii.	Amendments No. 2 dated January 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

iii.	Amendments No. 3, dated April 24, 2001 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
iv.	Amendments No. 4, January 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
v.	Amendment No. 5, dated August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
vi.	Amendment No. 6 dated October 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
vii.	Amendment No. 7 dated July 12, 2010 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
viii.	Amendment regarding Rules 30e-3 and 498A as of March 25, 2021 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-50410 filed April 28, 2022

e.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated September 28, 2021 (Fidelity Distributors Company, LLC, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	First Amendment dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement effective September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
f.	Franklin Templeton Funds
1.

Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment effective April 15, 2001 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 1, 2003 (MML Distributors, LLC becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		iii.	Amendment No. 3 effective June 5, 2007 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		v.	Addendum effective as of March 20, 2012 (with MML Distributors, LLC) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vi.	Amendment effective as of January 15, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vii.	Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		viii.	Amendment No. 7 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017
		ix.	Amendment No. 8 dated September 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2021
		x.	Amendment as of September 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

2.

Administrative Services Agreement dated May 1, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

		i.	Amendment No. 1 dated August 10, 2005 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
		ii.	Amendment No. 2 dated December 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
		iii.	Amendment No. 3 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
		iv.	Amendment No. 4 dated September 8, 2020 – Incorporated by reference to Initial Registration Statement File No. 333-49457 filed April 28, 2021
		v.	Amendment No. 5 executed October 4, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		vi.	Amendment dated August 17, 2022 - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
g.	Goldman Sachs Funds
1.

Participation Agreement dated as of November 1, 1999 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment No. 1 effective May 1, 2000 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Amendment No. 2 effective April 15, 2001 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 3 effective April 6, 2011 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4 dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		v.	Amendment Regarding Rules 30e-3 and 498A, dated September 28, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Administrative Services Agreement dated November 11, 1999 (Goldman, Sachs & Co. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

	3.	Service Class Service Agreement dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
h.	Janus Aspen Funds (Institutional)
	1.	Participation Agreement dated August 30, 1999 (Janus Aspen Series and C.M. Life Insurance Company)(*)
		i.	Amendment effective November 1, 1999(*)
		ii.	Amendment effective February 23, 2000(*)
		iii.	Amendment effective June 1, 2000(*)
		iv.	Amendment dated and effective May 1, 2011(*)
		v.	Amendment regarding Rules 30e-3 and 498A as of March 25, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2022
i.	Janus Aspen Funds (Service)
	1.	Fund Participation Agreement dated June 2, 2003 (Janus Aspen Series and C.M. Life Insurance Company)(*)
		i.	Amendment No. 1 dated and effective May 1, 2011(*)

		ii.	Amendment regarding Rules 30e-3 and 498A as of March 25, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2022
j.	MFS® Funds
1.

Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS® Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment dated September 7, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
2.

Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

k.	MML Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
l.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
vi.	Six Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

m.	T. Rowe Price Funds
1.

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

i.

Amendment effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		ii.	Amendment effective May 1, 2003 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment effective May 1, 2006 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment effective January 7, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		v.	Amendment effective March 21, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vi.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
vii.

Amendment dated April 7, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

	2.	Administrative Fee Letter Agreement effective March 3, 2000 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
		i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
3.

Distribution Services Agreement dated September 1, 2016 among T. Rowe Price Investment Services, Inc., Massachusetts Mutual Life Insurance Company MML Investors Services, LLC and MML Distributors, LLC. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022

	ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

			1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

c.

American Funds Service Company effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

			1.	Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
d.

DWS Scudder Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

e.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

g.

Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

h.

Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

i.

MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

j.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

k.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

l.

T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

1.

Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

			2.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)

Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post- Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022

Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	Auditor Consents:
			•	Company Financial Statements (*)
			•	Separate Account Financial Statements (*)
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Michael R. Fanning
			•	Michael J. O’Connor
			•	Elizabeth A. Ward
– Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017
		b.	Power of Attorney for:
			•	Sean Newth
– Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033- 82060 filed November 21, 2017
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)

SEC Procedures Memorandum dated April 1, 2023, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-229670 filed on or about April 25, 2023

(*)	filed herewith

Item 31.       Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President,
and Chief Executive Officer
1295 State Street
Springfield, MA 01111

Michael J. O’Connor, Director, Senior Vice President, and
General Counsel
1295 State Street
Springfield, MA 01111

Michael R. Fanning, Director and Executive Vice President
1295 State Street
Springfield, MA 01111

Elizabeth A. Ward, Director, Executive Vice President, and Chief Financial Officer
1295 State Street
Springfield, MA 01111

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Sean Newth, Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111 Akintokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111	Julieta Sinisgalli, Treasurer 1295 State Street Springfield, MA 01111 Eric Partlan, Executive Vice President 1295 State Street Springfield, MA 01111

Item 32.       Persons Controlled by or Under Common Control with the Depositor or the Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

Item 33.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the

Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this policy. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	(*)
Wendy Benson	Director and President	(*)
Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110
Michael Fanning	Director	(*)

Name	Positions and Offices	Principal Business Address
Sean Newth	Director	(*)
David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Vaughn Bowman	Vice President	(*)
Daken Vanderburg	Vice President	(*)
Brian Foley	Vice President	(*)
Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277
Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277
David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Mary Helmlinger	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Michelle Pedigo	Regional Vice President	(*)
Lee Zuber	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	(*)
Matthew DiGangi	Director and Chief Executive Officer and President	(*)
Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110
Sean Newth	Director	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Vice President and Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Paul LaPiana	Vice President	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item  36.        Management Services

Not Applicable

Item 37.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the Variable Universal Life (“VUL”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Springfield, and the Commonwealth of Massachusetts on this 24th day of April, 2023.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. LIFE INSURANCE COMPANY
(Depositor)

By	ROGER W. CRANDALL* _________________________________________ Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature *	Title	Date
ROGER W. CRANDALL * ___________________________________ Roger W. Crandall	Director, President and Chief Executive Officer (principal executive officer)	April 24, 2023
ELIZABETH A. WARD * ___________________________________ Elizabeth A. Ward	Chief Financial Officer (principal financial officer)	April 24, 2023
SEAN NEWTH * ___________________________________ Sean Newth	Corporate Controller (principal accounting officer)	April 24, 2023
MICHAEL J. O’CONNOR * ___________________________________ Michael J. O’Connor	Director	April 24, 2023
MICHAEL R. FANNING * ___________________________________ Michael R. Fanning	Director	April 24, 2023
/s/ JOHN E. DEITELBAUM ___________________________________ * John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (h)	i.	h.	1.	Janus Aspen Participation Agreement dated August 30, 1999
Item 30.	Exhibit (h)	i.	h.	1.	i.	Janus Aspen Amendment to Participation Agreement effective November 1, 1999
Item 30.	Exhibit (h)	i.	h.	1.	ii.	Janus Aspen (I) Amendment to Participation Agreement effective February 23, 2000
Item 30.	Exhibit (h)	i.	h.	1.	iii.	Janus Aspen (I) Amendment to Participation Agreement effective June 1, 2000
Item 30.	Exhibit (h)	i.	h.	1.	iv.	Janus Aspen (I) Amendment to Participation Agreement dated and effective May 1, 2011
Item 30.	Exhibit (h)	i.	i.	1.	Janus Aspen (S) Participation Agreement dated June 2, 2003
Item 30.	Exhibit (h)	i.	i.	1.	i.	Janus Aspen (S) Amendment No. 1 dated and effective May 1, 2011
Item 30.	Exhibit (n)	i.	Auditor Consents • Company Financial Statements • Separate Account Financial Statements